              As filed with Securities and Exchange Commission on
                                April 27, 1999
                                                       Registration No. 33-66864
       _________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 11
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                           _________________________

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)
                           _________________________

                                MARIE C. SWIFT
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                                STEPHEN E. ROTH
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004
                           _________________________

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on April 30, 1999 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Survivorship Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                             Cross-Reference Sheet


Form N-8B-2
Item No.       Caption in Prospectus
-----------    ---------------------

1              Cover Page
2              Cover Page
3              Inapplicable
4              NELICO's Distribution Agreement
5              NELICO
6              The Variable Account
9              Inapplicable
10(a)          Other Policy Features
10(b)          Policy Values and Benefits
10(c), (d), (e)Death Benefit; Cash Value; Exchange of Policy During First 24
               Months; Lapse and Reinstatement; Surrender; Partial Surrender;
               Right to Return the Policy; Loan Provision; Transfer Option;
               Premiums
10(f), (g), (h)Voting Rights; Rights Reserved by NELICO
10(i)          Limits to NELICO's Right to Challenge the Policy; Payment of
               Proceeds; Investment Options
11             The Variable Account
12             Investments of the Variable Account; NELICO's Distribution
               Agreement
13             Charges and Expenses; NELICO's Distribution Agreement; Charge for
               NELICO's Income Taxes; Appendix A
14             Amount Provided for Investment Under the Policy; NELICO's
               Distribution Agreement
15             Premiums
16             Investments of the Variable Account
17             Captions referenced under Items 10(c), (d), (e) and (i) above
18             The Variable Account; Net Investment Experience
19             Reports; NELICO's Distribution Agreement
20             Captions referenced under Items 6 and 10(g) above
21             Loan Provision
22             Inapplicable
23             NELICO's Distribution Agreement
24             Limits to NELICO's Right to Challenge the Policy
25             NELICO
26             NELICO's Distribution Agreement

Form N-8B-2
Item No.       Caption in Prospectus
-------------  ---------------------

27             NELICO
28             Management
29             NELICO
30             Inapplicable
31             Inapplicable
32             Inapplicable
33             Inapplicable
34             NELICO's Distribution Agreement
35             NELICO
36             Inapplicable
37             Inapplicable
38             NELICO's Distribution Agreement
39             NELICO's Distribution Agreement
40             NELICO's Distribution Agreement
41(a)          NELICO's Distribution Agreement
42             Inapplicable
43             Inapplicable
44(a)          Investments of the Variable Account; Amount Provided for
               Investment Under the Policy; Deductions from Premiums; Flexible
               Premiums
44(b)          Charges and Expenses
44(c)          Flexible Premiums; Deductions from Premiums
45             Inapplicable
46             Investments of the Variable Account; Captions referenced under
               Items 10(c), (d) and (e) above
47             Inapplicable
48             Inapplicable
49             Inapplicable
50             Inapplicable
51             Cover Page; Death Benefit; Lapse and Reinstatement; Charges and
               Expenses; Additional Benefits by Rider; Exchange of Policy During
               First 24 Months; Payment Options; Policy Owner and Beneficiary;
               Premiums; NELICO's Distribution Agreement
52             Rights Reserved by NELICO
53             Tax Considerations
54             Inapplicable
55             Inapplicable
59             Financial Statements

                         ZENITH SURVIVORSHIP LIFE

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by

               New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

The Policy provides premium flexibility and two types of death benefit guarantees as long as your total premiums paid meet certain minimum requirements and no policy loan is outstanding. Insurance coverage is provided on the lives of two insureds. The death benefit is payable at the death of the second to die.

You may choose among four death benefit options. Two provide a fixed death benefit equal to the Policy's face amount. Two provide a death benefit that may vary daily with the investment experience of the Eligible Funds. Under any of the death benefit options, the minimum death benefit guarantee(s) are available. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income Series  Goldman Sachs Midcap Value Series

                                      Morgan Stanley International Magnum
                                      Equity Series
Back Bay Advisors Managed Series

Back Bay Advisors Money Market        VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Series

Capital Growth Series

Westpeak Growth and Income Series     Overseas Portfolio

                                      Equity-Income Portfolio

Westpeak Stock Index Series           High Income Portfolio

Loomis Sayles Balanced Series

Loomis Sayles Small Cap Series        VARIABLE INSURANCE PRODUCTS FUND II
                                      ("VIP II")
Alger Equity Growth Series

Davis Venture Value Series
                                      Asset Manager Portfolio.

You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage.

--------

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                              APRIL 30, 1999

                               TABLE OF CONTENTS

GLOSSARY.................................................................  A-4
INTRODUCTION TO THE POLICIES.............................................  A-6
 The Policies............................................................  A-6
 Availability of the Policy..............................................  A-7
 Policy Charges..........................................................  A-8
 How the Policy Works.................................................... A-10
 Receipt of Communications and Payments at NELICO's Home Office.......... A-11
 NELICO.................................................................. A-11
POLICY VALUES AND BENEFITS............................................... A-12
 Death Benefit........................................................... A-12
 Minimum Guaranteed Death Benefit........................................ A-12
 Death Proceeds Payable.................................................. A-14
 Change in Death Benefit Option.......................................... A-14
 Extending the Maturity Date............................................. A-14
 Cash Value.............................................................. A-15
 Net Investment Experience............................................... A-15
 Allocation of Net Premiums.............................................. A-15
 Amount Provided for Investment under the Policy......................... A-15
 Right to Return the Policy.............................................. A-16
CHARGES AND EXPENSES..................................................... A-16
 Deductions from Premiums................................................ A-17
 Surrender Charge........................................................ A-18
 Monthly Deduction from Cash Value....................................... A-20
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................ A-21
 Group or Sponsored Arrangements......................................... A-23
PREMIUMS................................................................. A-23
 Flexible Premiums....................................................... A-23
 Lapse and Reinstatement................................................. A-25
OTHER POLICY FEATURES.................................................... A-26
 Loan Provision.......................................................... A-26
 Surrender............................................................... A-27
 Partial Surrender....................................................... A-27
 Reduction in Face Amount................................................ A-28
 Investment Options...................................................... A-28
 Transfer Option......................................................... A-29
 Payment of Proceeds..................................................... A-29
 Exchange of Policy During First 24 Months............................... A-30
 Policy Split Rider...................................................... A-30
 Payment Options......................................................... A-30
 Additional Benefits by Rider............................................ A-31
 Policy Owner and Beneficiary............................................ A-32
THE VARIABLE ACCOUNT..................................................... A-32
 Investments of the Variable Account..................................... A-32
 Investment Objectives................................................... A-34
 Investment Management................................................... A-35
THE FIXED ACCOUNT........................................................ A-36
 General Description..................................................... A-36
 Values and Benefits..................................................... A-36
 Policy Transactions..................................................... A-37
NELICO'S DISTRIBUTION AGREEMENT.......................................... A-37

LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY........................ A-38
 Notification of First Death............................................ A-38
 Misstatement of Age or Sex............................................. A-38
 Suicide................................................................ A-38
TAX CONSIDERATIONS...................................................... A-39
 Introduction........................................................... A-39
 Tax Status of the Policy............................................... A-39
 Tax Treatment of Policy Benefits....................................... A-39
 NELICO's Income Taxes.................................................. A-41
MANAGEMENT.............................................................. A-42
VOTING RIGHTS........................................................... A-45
RIGHTS RESERVED BY NELICO............................................... A-45
TOLL-FREE NUMBERS....................................................... A-45
REPORTS................................................................. A-46
ADVERTISING PRACTICES................................................... A-46
LEGAL MATTERS........................................................... A-46
REGISTRATION STATEMENT.................................................. A-47
EXPERTS................................................................. A-47
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH
 VALUES AND ACCUMULATED SCHEDULED PREMIUMS ............................. A-48
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION........................... A-56
APPENDIX C: LONG TERM MARKET TRENDS..................................... A-77
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE......................... A-79
APPENDIX E: TAX INFORMATION............................................. A-80
APPENDIX F: TAX LAW AND THE DEATH BENEFIT............................... A-81
APPENDIX G: ENHANCED DEATH BENEFIT LIMITATIONS.......................... A-82
FINANCIAL STATEMENTS....................................................  F-1

                                    GLOSSARY

ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the level premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity
Date), assuming charges are imposed at the guaranteed levels and a 4% rate of interest.

CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.


INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date.

MATURITY DATE. The Policy anniversary on which the younger insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her
Part II of the application and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

TARGET PREMIUM. We use the Target Premium to measure the portion of the total premiums paid in a Policy year that is currently subject to the 9% sales charge, as well as sales commissions. It is the level premium necessary to keep a level death benefit base Policy in-force until age 80 of the younger insured, assuming we impose charges at the guaranteed levels and a 4% rate of interest, if both insureds are a standard or better underwriting risk. If the younger insured's issue age is above 60, the Target Premium may be calculated using a period of less than 20, but no less than five, years. If we assign an insured to a class below standard, the Target Premium for the Policy will be up to 140% of the comparable Target Premium described above, depending on the underwriting class of each insured. Certain riders increase the Target Premium for the Policy above these amounts.

YOU. "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

The Policies are designed to provide lifetime insurance coverage for two insureds payable at the death of the second to die. They are not offered primarily as an investment.

Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

  --You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

  --You can allocate net premiums, after an initial period in the Zenith
    Money Market Sub-Account, to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including a fund which invests primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and Interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose among four forms of death benefit options under the Policy. The two level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit under each option could increase to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

  --Regardless of investment experience, the death benefit is guaranteed never to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a policy year (twelve times in a policy year for Policies issued in New York) without our consent. We currently allow 12 transfers per policy year in all states. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege and a partial surrender feature are available. (See
    "Loan Provision" and "Partial Surrender".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit survivorship life insurance policy issued by us or an affiliate on the joint lives of the insureds. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts.

The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY

The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The minimum face amount available is $100,000 unless we consent to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. Policies for which insurance charges do not vary based on the sex of the insured may not be available; and use of sex-based insurance charges may not meet requirements that apply to some employee benefit plans.

POLICY CHARGES

PREMIUM-BASED CHARGES. We deduct the following charges from premiums:

  --A sales charge of 9%. We currently intend to waive this charge on all premiums paid after the first 15 policy years (17 policy years, for Policies issued in Pennsylvania). In addition, we currently intend to deduct this charge in any Policy year (through the first 15 or 17 Policy years, as applicable) only until you have paid an amount equal to a Target Premium in that Policy year. Premium payments during a Policy year above a Target Premium will not incur the sales charge;

  --A state premium tax charge of 2.5%;

  --A charge for federal taxes of 1%.

SURRENDER CHARGE. The Surrender Charge includes:

  --A deferred administrative charge. This charge applies to a lapse, surrender, face amount reduction or partial surrender that reduces the face amount during the first 14 Policy years. This charge is $4.00 per $1,000 of face amount for the first five Policy years, and then reduces monthly until it reaches $2.00 at the end of the tenth Policy year and 0 at the end of the 14th Policy year. The charge may be less if the average of the issue ages is greater than 60.

  --A deferred sales charge. This charge applies to a lapse, surrender, face amount reduction or partial surrender that reduces the face amount during the first 14 Policy years. For Policies covering insureds whose average issue age is 60 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The maximum Deferred Sales Charge in those years equals 41% of one Benchmark Premium plus 41% of a second Benchmark Premium and 8% of a third Benchmark Premium. The Deferred Sales Charge will never be more than $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year. If you lapse or surrender the Policy, reduce its face amount, or make a partial surrender that reduces the face amount in the first two Policy years, the maximum Deferred Sales Charge will be 21% of one Benchmark Premium. The charge may be less if the average of the issue ages is above 60.

We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance and for any benefits provided by rider;

  --Monthly administrative charge, equal to: (1) $0.16 per $1,000 of face amount for the first Policy year; (2) currently, in Policy years two through ten, $0.05 per $1,000 of face amount for two insureds who are each in a standard or better underwriting class, $0.075 per $1,000 if only one insured is in a standard or better class, and $0.10 per $1,000 if neither insured is in a standard or better class (guaranteed not to exceed $0.10 per $1,000 for all Policies); and (3) currently, in Policy years 11 and after, $0.03 per $1,000 (guaranteed not to exceed $0.10 per $1,000). Currently, we intend to apply this charge to no more than $4 million of Policy face amount beginning in the second Policy year;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  --Monthly policy fee, currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the sub-account assets for our mortality and expense risk, currently equal to an annual rate of .75% (guaranteed not to exceed .90%);

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

See "Charges and Expenses".

                              HOW THE POLICY WORKS
                              [CHART APPEARS HERE]


Premium Payments
 .  Flexible
 .  Planned premium options
   -Minimum premium (in first three Policy years)
   -Guaranteed Death Benefit 2 Premium (to age 80)
   -Guaranteed Death Benefit 1 Premium (to age 100)

Charges from Premium Payments
 .  Sales Load: 9.00% up to Target Premium; currently 0% above Target. We intend to waive after 15 policy yrs. (17 policy years in PA)
 .  State Premium Tax Charge: 2.5%
 .  Charge for Federal Taxes: 1%

Loans
 .  After the free look period, you may borrow a portion of your cash value
 .  Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible
   Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.0% interest after 15 policy years.)

Retirement Benefits
 .  Fixed settlement options are available for policy proceeds

Cash Values
 .  Net premium payments invested in your choice of Eligible Fund investments
   (after an initial period in the Zenith Money Market Sub-Account) or the Fixed Account
 .  The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 .  We do not guarantee the cash value invested in the Eligible Funds
 .  Any earnings you accumulate are generally free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed
   Account) up to 12 times per policy year, after the free look period.
   We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
 . You may allocate your cash value among a maximum of nine accounts at any one time

Death Benefit
 .  Paid upon the 2nd death
 .  Level or Variable Death Benefit Options
 .  Guaranteed not to be less than initial face amount (less any loan balance) if
   Death Benefit Guarantee is in effect
 .  Income tax free to named beneficiary

Daily Deductions from Assets
 .  Mortality and expense risk charges of .75% (guaranteed not to exceed .90%)
   on an annual basis are deducted from the cash value
 .  Investment advisory fees and other expenses are deducted from the Eligible
   Fund values

Beginning of Month Charges
 .  We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month
 .  Any Rider Charges
 .  Policy Fee: $5.00 (not to exceed $7.50) per month
 .  Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly
 . Administrative Charge: $0.16 per $1,000 of face amount monthly in the first year; $0.05 per $1000 monthly for two Standard insureds [$0.075 for Standard/(Substandard or Uninsurable) or $0.10 for Substandard/(Substandard or Uninsurable)] in years 2-10; and $0.03 per $1000 monthly in subsequent years. On a guaranteed basis, the Administration Charge is $0.16 per $1000 of face amount in the first year and $0.10 per $1000 in subsequent years.

Surrender Charges
 .  Deferred Sales Charge and Deferred Administrative Charge (see page A-18)

Living Benefits
 . If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits.
 .  You may surrender the Policy at any time for its cash surrender value
 .  Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .  Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 . Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

Receipt of Communications and Payments at NELICO's Home Office

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                              [CHART APPEARS HERE]

                                     NELICO
(Insurance company subsidiary of MetLife)

We deduct charges.
We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments

Fixed Account
VARIABLE ACCOUNT
Zenith Capital Growth Sub-Account
Zenith Bond Income Sub-Account
Zenith Money Market Sub-Account
Zenith Managed Sub-Account
Zenith Stock Index Sub-Account
Zenith Growth and Income Sub-Account
Zenith Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Equity Growth Sub-Account
Zenith Venture Value Sub-Account
Zenith Midcap Value Sub-Account
Zenith International Magnum Equity Sub-Account
Equity-Income Sub-Account
Overseas Sub-Account
High Income Sub-Account
Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Loomis Sayles Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Goldman Sachs Midcap Value Series
Morgan Stanley International Magnum Equity Series


VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio


VIP II
Asset Manager Portfolio

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose among four death benefit options. The death benefit is payable to the beneficiary at the death of the second insured to die.

The Option A (Enhanced with Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code on an enhanced basis, as described below.

The Option B (Enhanced with Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code on an enhanced basis, as described below. In general, the Option B death benefit does not significantly exceed the Option D death benefit.

The Option C (Face Amount) death benefit is equal to the face amount of the Policy. The Option C death benefit, like the Option A death benefit, is fixed, subject to increases required by the Internal Revenue Code. For Option C, these increases are NOT enhanced.

The Option D (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option D death benefit is also subject to increases required by the Internal Revenue Code. For Option D, these increases are NOT enhanced.

To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

In the case of Option A or Option B, the death benefit will be a maximum of
1.45 times the amount required to satisfy tax law requirements, until age 91 of the younger insured. This results in a higher death benefit than required by law. After age 91 of the younger insured, the maximum enhancement factor of
1.45 is reduced by .05 each year for nine years, until the factor is 1.00. The enhanced death benefit is subject to some limits that depend in part on your Policy's tabular cash value. (Tabular cash value is a hypothetical value that uses the Guaranteed Death Benefit 1 Premium, maximum guaranteed charges and a 4% interest rate. See Appendix G).

MINIMUM GUARANTEED DEATH BENEFIT

The Policy provides two Minimum Guaranteed Death Benefits. We determine whether a Minimum Guaranteed Death Benefit is in effect on the first day of each Policy month. If a Minimum Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month. The minimum premiums necessary to maintain either Minimum Guaranteed Death Benefit are shown in your Policy and also appear in your personalized illustration.

MINIMUM GUARANTEED DEATH BENEFIT 1. We determine if Minimum Guaranteed Death Benefit 1 is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date (age 100 of the younger insured).

This Benefit is in effect if:

  (1) the total of all premiums paid for each Policy year, accumulated at a 4% rate as if they were paid on the first day of the Policy year, less any partial surrender in each Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to

  (2) the Guaranteed Death Benefit 1 Fund
and there is no outstanding Policy loan. For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

DURING A POLICY YEAR, the amount of premiums paid in (1) above includes premiums paid less partial surrenders in the current Policy year, and the amount in (2) above includes 1/12 of the Guaranteed Death Benefit 1 Premium for each Policy month of the current Policy year up to and including the current Policy month.

The Guaranteed Death Benefit 1 Fund assumes that the Guaranteed Death Benefit 1 Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year. The Fund values shown in your Policy are for the end of each Policy year.

If you lose the Guaranteed Minimum Death Benefit 1 due to insufficient premium payments, it is unlikely because of Federal tax law limitations that you can pay enough premiums in future years to regain the guarantee. Federal tax law limitations also may prevent you from paying enough premiums to maintain the Minimum Guaranteed Death Benefit 1 following: reductions in face amount, including partial surrenders that reduce the face amount; reduction or deletion of a rider benefit; or improvement in your Policy's rating classification (see "Reduction in Face Amount").

UNDER POLICIES ISSUED IN NEW YORK, we call the Minimum Guaranteed Death Benefit 1 the "No Lapse Guarantee Benefit 1", we call the Minimum Guaranteed Death Benefit 1 Fund the "No Lapse Guarantee Benefit 1 Fund", and we call the Minimum Guaranteed Death Benefit 1 Premium the "No Lapse Guarantee Benefit 1 Premium".

MINIMUM GUARANTEED DEATH BENEFIT 2. We determine if Minimum Guaranteed Death Benefit 2 is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the younger insured reaches age 80 (or would have attained age 80, if that person died before reaching age 80), or 20 years from the Policy Date, but no later than the Maturity Date (age 100 of the younger insured) of the Policy.

This Benefit is in effect if:

  (1) the total of all premiums paid for each Policy year, accumulated at a 4% rate as if they were paid on the first day of the Policy year, less any partial surrender in each Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to

  (2) the Guaranteed Death Benefit 2 Fund

and there is no outstanding Policy loan. For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

DURING A POLICY YEAR, the amount of premiums paid in (1) above includes premiums paid less partial surrenders in the current Policy year, and the amount in (2) above includes 1/12 of the Guaranteed Death Benefit 2 Premium for each Policy month of the current Policy year up to and including the current Policy month.

The Guaranteed Death Benefit 2 Fund assumes that the Guaranteed Death Benefit 2 Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year. The Fund values shown in your Policy are for the end of each Policy year.

If you lose the Guaranteed Minimum Death Benefit 2 due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law limitations may prevent you from paying enough premiums to maintain the Minimum Guaranteed Death Benefit 2 following: reductions in face amount, including partial surrenders that reduce the face amount; reduction or deletion of a rider benefit; or improvement in your Policy's rating classification (see "Reduction in Face Amount").

UNDER POLICIES ISSUED IN NEW YORK, we call the Minimum Guaranteed Death Benefit 2 the "No Lapse Guarantee Benefit 2", we call the Minimum Guaranteed Death Benefit 2 Fund the "No Lapse Guarantee Benefit 2 Fund", and we call the Minimum Guaranteed Death Benefit 2 Premium the "No Lapse Guarantee Benefit 2 Premium".

DEATH PROCEEDS PAYABLE

The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date and by any unpaid Monthly Deduction for the period prior to that date. We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death.

We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

If you change from Option A or C (face amount options) to Option B or D (face amount plus cash value options), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

If you change from Option B or D (face amount plus cash value options) to Option A or C (face amount options), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

If you change from Option A or B (enhanced) to Option C or D, in most cases we reduce the Policy's death benefit amount if the Internal Revenue Code increases are in effect; the death benefit usually remains the same if they are not in effect.

Changes from Option C or D to Option A or B (enhanced) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

EXTENDING THE MATURITY DATE

If approved in your state, we will issue or amend your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the second insured's death (the "Extended Maturity Date"). On and after the original Maturity Date, the death benefit generally equals the cash value on the date of death. There is an exception if, on the original Maturity Date, your premiums paid (with interest at 4%), less partial surrenders (with interest at 4%) are at least equal to the "Age 100 Amount" shown in the Policy. In this case, the death benefit on and after the original Maturity Date equals the GREATER of (1) the cash value on the date of death and (2) the Policy face amount. We base the Age 100 Amount on the Guaranteed Death Benefit 2 premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the younger insured.) Certain Policy transactions--reductions in face amount, reduction or deletion of a rider benefit, or improvement in rating class--could prevent you from paying sufficient premiums to reach the Age 100 Amount.

Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

CASH VALUE

Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  -- net premium payments

  -- the net investment experience of the Policy's sub-accounts

  -- interest credited to cash value in the Fixed Account

  -- interest credited to amounts held in the general account for a Policy loan

  -- the death benefit option you choose

  -- Policy charges

  -- partial surrenders

  -- transfers among the sub-accounts and Fixed Account

  -- the premium payment schedule (annual vs. quarterly, for example) you choose

We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, and is reduced by the charges against the sub-account (currently only the mortality and expense risk charge) for that period.

The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts as you choose. We allocate the amounts you allocated to the Fixed Account as of the investment start date. You can allocate to a maximum of nine accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the

Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency.)

PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. (Under our administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when each of the insureds has signed his/her Part II of the application). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). These provisions vary in some states.

If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate to the Policy for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Premiums") due for the first quarter (or, on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement).

BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premium paid (or any other amount that is required by state insurance law).

                              CHARGES AND EXPENSES

THE AMOUNT OF A CHARGE MAY NOT NECESSARILY CORRESPOND TO THE COSTS OF THE SERVICES OR BENEFITS THAT ARE IMPLIED BY THE NAME OF THE CHARGE OR THAT ARE ASSOCIATED WITH THE PARTICULAR POLICY. FOR EXAMPLE, THE SALES CHARGE AND DEFERRED SALES CHARGE MAY NOT FULLY COVER ALL OF OUR SALES AND DISTRIBUTION EXPENSES, AND WE MAY USE PROCEEDS FROM OTHER CHARGES, INCLUDING THE MORTALITY AND EXPENSE RISK CHARGE, TO HELP COVER THOSE EXPENSES.

DEDUCTIONS FROM PREMIUMS

We deduct a 9% sales charge from premiums. We currently intend to waive the charge:

  -- on all premiums after the 15th Policy year (after the 17th Policy year if we issued the Policy in Pennsylvania

  -- on premiums paid in a Policy year that are in excess of a Target
     Premium.

For these purposes, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

We have the right not to waive the charge or to resume the charge in either situation.

We indicated your Target Premium on your personalized illustration.

During the first 14 Policy years (less for insureds with higher average issue ages), if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)

We may reduce sales charges for Policies sold to some group or sponsored arrangements. We offer a program under which you may exchange certain fixed-benefit life insurance policies that New England Mutual issued for the Policies without a deduction for the sales charge from the amount of cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of the program.

STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

 EXAMPLE: The following chart shows the net amount that we would currently allocate to the Variable Account assuming a premium payment of $5,000 and a Target Premium of $2,000.

              NET
    PREMIUM PREMIUM
    ------- -------
    $5,000  $2,000
              -250
            ------
                    (12.5% X 2,000 = total sales and premium tax charge up to
            $1,750  Target Premium)
            $3,000
              -105
            ------
            $2,895  (3.5% X 3,000 = total sales and premium tax charge on payments in excess of Target Premium, based on our current rules)
            $1,750
            +2,895
            ------
            $4,645  Net Premium
            ======

 We intend to waive the 9% sales charge on premiums paid after the 15th Policy year (after the 17th Policy year for Policies issued in Pennsylvania). In that case, the net premium in this example would be $5,000 - 175 (3.5% X 5,000), or $4,825.


SURRENDER CHARGE

If, during the first 14 Policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For joint insureds whose average issue age is 60 1/2 to 70 at issue of the Policy, the Surrender Charge period is nine years, for insureds whose average issue ages are 70 1/2 to 80, six years, and above 80, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

Any Surrender Charge deducted on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed does not count.

DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Benchmark Premium, rather than the Target Premium. Generally, the Target Premium may be up to 110% of the Benchmark Premium for the same base Policy. Some riders to the Policy increase the Target Premium but do not increase the Benchmark Premium.

The Deferred Sales Charge DURING EITHER OF THE FIRST TWO POLICY YEARS for insureds whose average issue age is 70 or less is equal to 21% of the premiums paid in the FIRST Policy year, up to a maximum of 21% of ONE Benchmark Premium. AS DESCRIBED BELOW, AFTER THE SECOND POLICY YEAR, THE MAXIMUM DEFERRED SALES CHARGE INCREASES SUBSTANTIALLY.

For Policies which cover insureds whose average issue age is 60 or less at issue, the MAXIMUM Deferred Sales Charge applies IN POLICY YEARS THREE THROUGH FIVE. The Deferred Sales Charge in these years equals 41% of actual premiums paid up to one Benchmark Premium, plus 41% of additional premiums paid up to a second Benchmark Premium, plus 8% of additional premiums paid up to a third Benchmark Premium. The Deferred Sales Charge will never exceed $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year.

The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose average issue age is 60 or less at issue, and assumes that one Benchmark Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of the Benchmark Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                THE MAXIMUM DEFERRED SALES
                                                  CHARGE IS THE FOLLOWING
                                                PERCENTAGE OF ONE BENCHMARK
                         FOR POLICIES WHICH ARE  PREMIUM PER YEAR TO DATE
                          SURRENDERED, LAPSED     OF SURRENDER, LAPSE OR
                           OR REDUCED DURING       FACE AMOUNT REDUCTION
                         ---------------------- ---------------------------
   Entire Policy year               3                     30.00%
                                    4                     22.50%
                                    5                     18.00%
   Last Month of Policy
    years                           6                     13.33%
                                    7                     10.00%
                                    8                      7.50%
                                    9                      5.56%
                                   10                      4.00%
                                   11                      2.73%
                                   12                      1.67%
                                   13                       .77%
                                   14                      0.00%

For insureds whose average issue age is above 60 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy year three, for insureds with an average issue age up through 70, and in Policy year one, for insureds with an average issue age above 70.

In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                               FOR POLICIES WHICH ARE
                                SURRENDERED, LAPSED   DEFERRED ADMINISTRATIVE
                               OR REDUCED DURING THE   CHARGE PER $1,000 OF
                                 POLICY YEAR SHOWN          FACE AMOUNT
                               ---------------------- -----------------------
   Entire Policy year                     1                    $4.00
                                          2                     4.00
                                          3                     4.00
                                          4                     4.00
                                          5                     4.00
   Last Month of Policy year*             6                     3.60
                                          7                     3.20
                                          8                     2.80
                                          9                     2.40
                                         10                     2.00
                                         11                     1.50
                                         12                     1.00
                                         13                     0.50
                                         14                     0.00

--------
* The charge declines monthly after the end of the fifth Policy year.

For insureds whose average issue age is above 60 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

  -- If your Policy is protected against lapse by a Minimum Death Benefit
     Guarantee or the three year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

  -- If you do not have a Minimum Death Benefit Guarantee and the three year
     Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

The Monthly Deduction includes the following charges:

POLICY FEE. The Policy fee is currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

ADMINISTRATIVE CHARGE. Currently, the Administrative Charge is $0.16 PER $1,000 of Policy face amount in the FIRST Policy year. The Administrative Charge in the SECOND THROUGH TENTH Policy years is, on a current basis, $0.05 PER $1,000 of Policy face amount, for two insureds who are each assigned to a standard or better underwriting class; $0.075 PER $1,000 of Policy face amount if only one insured is in a standard or better class; and $0.10 PER $1,000 of Policy face amount if neither insured is in a standard or better class. In Policy years ELEVEN AND AFTER, currently the Administrative Charge is $0.03 PER $1,000 of Policy face amount.

On a current basis, the monthly Administrative Charge does not apply to more than $4 million of Policy face amount beginning in the second Policy year. As a result, the maximum monthly charge currently deducted in the second Policy year, for example, is $200 per month for two insureds who are each a standard or better risk and $400 per month if neither insured is a standard or better risk.

The GUARANTEED MAXIMUM monthly Administrative Charge is $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 thereafter.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. (See "Minimum Guaranteed Death Benefit".)

MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There are no mortality charges for an insured after he or she reaches age 100 (or would have reached age 100, if that person dies earlier). The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.


The guaranteed cost of insurance rates for a Policy depend on each insured's

  -- underwriting class

  -- age on the first day of the Policy year

  -- sex (if the Policy is sex-based).

The current cost of insurance rates will also depend on

  -- each insured's age at issue

  -- the Policy year.

We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker substandard, nonsmoker standard, nonsmoker preferred, nonsmoker residual, and nonsmoker substandard. Substandard ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables.


The three standard nonsmoker classes are available as follows:

  -- nonsmoker preferred and nonsmoker residual, for Policies with face amounts of $500,000 or more if the insured's issue age is 20 through 75

  -- nonsmoker standard, for Policies with face amounts below $500,000 and for all insureds whose issue age is above 75.

Of the three standard nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker residual class generally offers the least favorable current cost of insurance rates.

Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. We may offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured. These Policies would only be available where required by state law or to some employee benefit plans.

CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We charge the sub-accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .75% of the sub-accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

The following table shows the annual operating expenses for each series, based on actual expenses for 1998, after any applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND     SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME    CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES*
                         ------- -------- -------- -------- -------- -------- -------
Management Fee            .63%     .40%     .35%     .50%     .25%     .70%    1.00%
Other Expenses            .03%     .08%     .10%     .08%     .12%     .08%     --
                          ----     ----     ----     ----     ----     ----    -----
  Total Series Operating
   Expenses               .66%     .48%     .45%     .58%     .37%     .78%    1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                         GOLDMAN
                          SACHS   LOOMIS  MORGAN STANLEY  DAVIS  ALGER
                         MIDCAP   SAYLES  INTERNATIONAL  VENTURE EQUITY
                          VALUE  BALANCED     MAGNUM      VALUE  GROWTH
                         SERIES   SERIES  EQUITY SERIES* SERIES  SERIES
                         ------- -------- -------------- ------- ------
Management Fee            .75%     .70%        .90%       .75%    .75%
Other Expenses            .15%     .12%        .40%       .08%    .08%
                          ----     ----       -----       ----    ----
  Total Series Operating
   Expenses               .90%     .82%       1.30%       .83%    .83%

--------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1998 would have been: Loomis Sayles Small Cap Series, 1.10%; and Morgan Stanley International Magnum Equity Series, 1.40%.

The following Zenith Fund series are NOT yet available under the Policies as of the date of this prospectus. We anticipate that they will become available by the third quarter of 1999. You should consult with your registered representative for current information about availability of these series.

ANNUAL OPERATING EXPENSES

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                              MFS
                                     MFS    RESEARCH
                                  INVESTORS MANAGERS
                                   SERIES*  SERIES*
                                  --------- --------
Management Fee                      .75%      .75%
Other Expenses                      .15%      .15%
                                    ----      ----
  Total Series Operating Expenses   .90%      .90%

--------

* Without the expense deferral arrangement, we estimate that Total Series Operating Expenses for the MFS Investors Series and MFS Research Managers Series for the year ended December 31, 1999 would be 1.04%, each, on an annualized basis.

Our affiliate, New England Investment Management, Inc. (formerly known as TNE Advisers, Inc.), advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses of these series with either an expense cap or expense deferral arrangement, as shown in the chart above. Under the expense cap, New England Investment Management bears expenses of a series (other than the management fee) that exceed 0.15% of average daily net assets (in the case of the Loomis Sayles Small Cap Series, expenses that exceed 1.00% of average daily net assets). Under the expense deferral, New England

Investment Management bears expenses of a series (other than the management fee) that exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1998, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                      MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                FEES    EXPENSES   EXPENSES
---------             ---------- -------- ------------
VIP Equity-Income        .49%      .09%       .58%*
VIP Overseas             .74%      .17%       .91%*
VIP High Income          .58%      .12%       .70%
VIP II Asset Manager     .54%      .10%       .64%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .89% for VIP Overseas Portfolio, and .63% for VIP II Asset Manager Portfolio.

Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP and VIP II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

GROUP OR SPONSORED ARRANGEMENTS

We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We may offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. Your registered representative can advise you as to the availability of such Policies. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You cannot make a Planned Premium or additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule at any time by sending your request to our Home Office.

You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or New England Cash Management Trust account. (This is known as the Master Service Account arrangement.)

Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".)

We allocate net payments to your Policy's sub-accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

Under our current processing, we treat a payment first as a Planned Premium, and then as an unscheduled payment, unless you instruct us otherwise in writing. (FOR POLICIES ISSUED IN NEW YORK, we treat a payment as a Planned Premium when a Policy loan is outstanding ONLY if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

 Three types of premium payment levels can protect your Policy against lapse (1) for the first three Policy years, (2) until age 80 of the younger insured, and (3) until age 100 of the younger insured.

 First three Policy years--In general, if you pay the three year Minimum Premium amount on time AND THERE IS NO OUTSTANDING POLICY LOAN, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. The guarantee will not apply if (1) you reinstate the Policy, (2) you reduce the face amount or make a partial surrender that reduces the face amount, (3) you increase or decrease rider coverage, or (4) the rating classification for your Policy is improved. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.

 To Maturity (age 100 of the younger insured)--Payment of the Guaranteed Death Benefit 1 premium can guarantee that the Policy will stay in force until age 100 of the younger insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". We base this guaranteed minimum death benefit premium on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the death benefit option chosen, the guaranteed level of Policy charges and any rider benefit selected. We recalculate this premium following the Policy transactions described above (other than insufficient premiums) as well as following an increase in rider coverage.

 To age 80 of the younger insured--Payment of the Guaranteed Death Benefit 2 premium can guarantee that the Policy will stay in force until the later of age 80 of the younger insured, or 20 years after issue, but no later than the Maturity Date (age 100 of the younger insured) of the Policy. Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the Guaranteed Death Benefit 1 premium. We base this premium on factors similar to the Guaranteed Death Benefit 1 premium for coverage to the earlier age. We recalculate the Guaranteed Death Benefit 2 premium following the same transactions described above (other than insufficient premiums) as well as following an increase in rider coverage.


LAPSE AND REINSTATEMENT

LAPSE. Unless your Policy is protected by a guaranteed death benefit or minimum premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the amount in default and all deductions from the premium. We will notify you of the amount due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (rather than by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

LOAN PROVISION

You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

The Policy's loan value equals:

  (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

  (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

  (iii) loan interest to the next loan interest due date.

The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

The example below illustrates how the loan value is determined.

 EXAMPLE: Using the Policy illustrated on page A-50 assume that the Policy's Planned Premiums have been paid and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.41%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                             -------- ---------
     (1) Cash Value after Premium Payment on 10th Policy
          Anniversary.....................................   $186,755 $175,790
     (2) Cash Value Projected at a Constant Annual Rate of
          Return of 4% to the
         (a) 11th Policy Anniversary......................    193,421
         (b) Next Planned Premium Due Date................             177,323
     (3) 90% of Amount Calculated in (2)..................    174,079  159,591
     (4) Amount Calculated in (3), Reduced by the
          Applicable Surrender Charge.....................    168,264  153,776
     (5) Amount Calculated in (4), Reduced by Loan
          Interest to the Next Interest Due Date..........    159,492  151,690

A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the sub-accounts of the Variable Account in proportion to the cash value in each.

The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years and 5% thereafter. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefits".)

If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER

You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

You may make a partial surrender of the Policy on the first day of any Policy month after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we currently base the 9% sales charge. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value.

We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.)

If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we currently base the 9% sales charge. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law. This could terminate the Minimum Guaranteed Death Benefit 1 or 2. (See "Minimum Guaranteed Death Benefit".)

A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

A reduction in the face amount of a Policy that causes a death benefit reduction may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

You can allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each sub-account selected and that you must allocate whole percentages; currently, we will permit you to allocate ANY whole percentage to a sub-account. You can allocate your Policy's cash value among no more than nine accounts (including the Fixed Account) at any one time.

You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). We currently allow 12 sub-account transfers per Policy year under all Policies. We do not count transfers out of the Fixed Account against this limit. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners.

You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

PAYMENT OF PROCEEDS

We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at State Street Bank & Trust Company at the time for payment. The Access Plus account gives convenient access to the proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street.

Normally we promptly make payments of net cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit traditional survivorship life insurance policy, provided that (1) you repay any policy loans and (2) the Policy has not lapsed. This exchange is available to a surviving insured. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount (or the same net amount at risk) as the original Policy on the date of the exchange, and the same policy date, issue ages and risk classifications as the original Policy. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit traditional survivorship policy with a face amount equal to the current death benefit of the exchanged variable life policy. We will attach any riders to the original Policy to the new policy if they are available.

Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost or credit to you.

For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

POLICY SPLIT RIDER

Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split.

For more information about the Policy split rider you should contact us or your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

PAYMENT OPTIONS

We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

It may be to your economic advantage to include a significant portion of your insurance coverage under a joint life term insurance rider to age 100.

Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your registered representative can provide you more information on the uses of term rider coverage.

The following riders are available:

  TERM RIDER--JOINT LIFE TERM INSURANCE TO AGE 100, which provides joint life term insurance.

  TERM RIDER--JOINT 4 YEAR TERM INSURANCE, which provides joint life term insurance for four policy years.

  TERM RIDER--LEVEL SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds.

  TERM RIDER--DECREASING SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

  BENEFITS FOR DISABILITY OF COVERED INSUREDS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

An extended maturity endorsement and/or a Policy split rider may also be available. (See "Extending the Maturity Date" and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.

A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

The Variable Account currently has 16 sub-accounts. Each invests in an Eligible Fund. The sub-accounts and the Eligible Funds are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the Zenith Fund

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay
     Advisors Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital
     Growth Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Growth and Income Sub-Account, which invests in the Westpeak
     Growth and Income Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
     Small Cap Series of the Zenith Fund

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund

  -- The Zenith Venture Value Sub-Account, which invests in the Davis Venture
     Value Series of the Zenith Fund

  -- The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
     Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  -- The Zenith International Magnum Equity Sub-Account, which invests in the
     Morgan Stanley International Magnum Equity Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the VIP Equity-Income
     Portfolio

  -- The Overseas Sub-Account, which invests in the VIP Overseas Portfolio

  -- The High Income Sub-Account, which invests in the VIP High Income
     Portfolio

  -- The Asset Manager Sub-Account, which invests in the VIP II Asset Manager
     Portfolio

The following sub-accounts are NOT yet available as of the date of this prospectus. We anticipate that they will become available by the third quarter of 1999, although they could be available sooner. Availability of these sub-accounts will also be subject to any necessary state insurance department approvals. You should consult with your registered representative for up to date information about the availability of these sub-accounts. YOU SHOULD NOT BASE A DECISION TO PURCHASE THE POLICY ON THE CURRENT AVAILABILITY OF THESE SUB-ACCOUNTS UNLESS YOUR REGISTERED REPRESENTATIVE HAS CONFIRMED THAT THEY ARE CURRENTLY AVAILABLE.

  -- The Zenith Investors Sub-Account, which invests in the MFS Investors
     Series of the Zenith Fund

  -- The Zenith Research Managers Sub-Account, which invests in the MFS
     Research Managers Series of the Zenith Fund

The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund is an investment vehicle for separate investment accounts of NELICO and of other life insurance companies.

VIP and VIP II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

INVESTMENT OBJECTIVES

The investment objectives of the Eligible Funds are described briefly below. These objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

The Zenith Back Bay Advisors Bond Income Series' investment objective is a high level of current income consistent with protection of capital.

The Zenith Capital Growth Series' investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

The Zenith Westpeak Stock Index Series' investment objective is investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

The Zenith Back Bay Advisors Managed Series' investment objective is a favorable total return through investment in a diversified portfolio.

The Zenith Westpeak Growth and Income Series' investment objective is long-term total return through investment in equity securities.

The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation.

The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalents.

The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

The Zenith Davis Venture Value Series' investment objective is growth of capital.

The Zenith Alger Equity Growth Series' investment objective is long-term capital appreciation.

The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

The VIP Overseas Portfolio seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

The following Zenith Fund Series are NOT yet available under the Policies as of the date of this prospectus. You should not base a decision to purchase the Policy on the current availability of these series unless your registered representative has confirmed that they are currently available under the Policy.

The Zenith MFS Investors Series' investment objective is reasonable current income and long-term growth of capital and income.

The Zenith MFS Research Managers Series' investment objective is long-term growth of capital.

INVESTMENT MANAGEMENT

The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

         SERIES                         ADVISER                        SUB-ADVISER
         ------           ----------------------------------  ------------------------------
Capital Growth            Capital Growth Management Limited
                          Partnership ("CGM")*
Back Bay Advisors Money   New England Investment Management,  Back Bay Advisors, L.P.*
 Market                   Inc.
Back Bay Advisors Bond    New England Investment Management,  Back Bay Advisors, L.P.*
 Income                   Inc.
Back Bay Advisors Man-    New England Investment Management,  Back Bay Advisors, L.P.*
 aged                     Inc.
Westpeak Stock Index      New England Investment Management,  Westpeak Investment Advisors,
                          Inc.                                 L.P.*
Westpeak Growth and In-   New England Investment Management,  Westpeak Investment Advisors,
 come                     Inc.                                 L.P.*
Loomis Sayles Small Cap   New England Investment Management,  Loomis, Sayles & Company,
                          Inc.                                 L.P.*
Loomis Sayles Balanced    New England Investment Management,  Loomis, Sayles & Company,
                          Inc.                                 L.P.*
Morgan Stanley            New England Investment Management,  Morgan Stanley Dean Witter
 International Magnum     Inc.                                 Investment Management Inc.
 Equity
Goldman Sachs Midcap      New England Investment Management,  Goldman Sachs Asset Management
 Value                    Inc.
Davis Venture Value       New England Investment Management,  Davis Selected Advisers,
                          Inc.                                 L.P.**
Alger Equity Growth       New England Investment Management,  Fred Alger Management, Inc.
                          Inc.
Series anticipated to be available under the Policies by the third quarter of 1999***
MFS Investors***          New England Investment Management,  Massachusetts Financial
                          Inc.                                 Services Company
MFS Research Managers***  New England Investment Management,  Massachusetts Financial
                          Inc.                                 Services Company

--------
*  An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

***Consult your registered representative about the availability of sub-accounts that invest in these series.

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value

Series and Loomis Sayles Small Cap Series, New England Investment Management (formerly TNE Advisers, Inc.) became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

FMR is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE. YOU MAY ALSO REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY ANNIVERSARY IF YOU HAVE NOT REQUESTED SUCH A TRANSFER IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY.

THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without our consent. We currently allow 12 transfers per Policy year. We do not count transfers out of the Fixed Account against this limit.

Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 4% thereafter. Agents receive a commission of 3% of each payment in excess of the Target Premium in any year. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation.

New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability. Policies issued in New York are not contestable after they have been in force for two years during the life of either insured.

MISSTATEMENT OF AGE OR SEX

If either insured's age or sex is misstated in the application, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

SUICIDE

If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary (not variable) life policy. Contact us or your registered representative for more information.

                               TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
James M. Benson.........  Chairman, President and Chief Executive Officer of NELICO
                           since 1998; formerly, Director, President and Chief
                           Operating Officer 1997-1998 of NELICO; President and
                           Chief Executive Officer 1996-1997 of Equitable Life
                           Assurance Society; President and Chief Operating Officer
                           1996-1997 of Equitable Companies, Inc.; President and
                           Chief Operating Officer 1994-1996 of Equitable Life
                           Assurance Society.
Robert H. Benmosche.....  Director of NELICO since 1998 and Chairman, President and
 Metropolitan Life In-     Chief Executive Officer of Metropolitan Life Insurance
 surance Company           Company since 1998; formerly, Director, President and
 One Madison Avenue        Chief Operating Officer 1997-1998; Executive Vice
 New York, New York        President 1995-1997 of Metropolitan Life; Executive Vice
 10010                     President 1989-1995 of Paine Webber.
Susan C. Crampton.......  Director of NELICO since 1996 and serves as Principal of
 6 Tarbox Road             The Vermont Partnership, a business consulting firm
 Jericho, VT 05465         located in Jericho, Vermont since 1989; formerly,
                           Director 1989-1996 of New England Mutual.
Edward A. Fox...........  Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15              SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642      New England Mutual.
George J. Goodman.......  Director of NELICO since 1996 and author, television
 Adam Smith's Money        journalist, and editor.
 World
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153
Dr. Evelyn E. Handler...  Director of NELICO since 1996 and President of Merrimack
 Ten Sterling Place        Higher Education Associates, Inc. since 1998; formerly
 Bow, NH 03304             Director 1987-1996 of New England Mutual and Executive
                           Director and Chief Executive Officer 1994-1997 of the
                           California Academy of Sciences and Research Fellow.
Philip K. Howard, Esq...  Director of NELICO since 1996 and Partner of the law firm
 Howard, Smith & Levin     of Howard, Smith & Levin LLP in New York City.
 LLP
 1330 Avenue of the
 Americas
 New York, NY 10019
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; Director and Executive Vice President
 Americas                  1993-1995 of Burlington Menswear Division.
 New York, NY 10105
Thomas J. May...........  Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company     Chief Executive Officer of Boston Edison Company since
 800 Boylston Street       1994; formerly, Director 1994-1996 of New England Mutual.
 Boston, MA 02199
Stewart G. Nagler.......  Director of NELICO since 1996 and Vice Chairman of Board
 Metropolitan Life         and Chief Financial Officer of Metropolitan Life
 One Madison Avenue        Insurance Company since 1998; formerly, Senior Executive
 New York, NY 10010        Vice President and Chief Financial Officer 1986-1998 of
                           Metropolitan Life Insurance Company.

   NAME AND PRINCIPAL                   PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                     DURING THE PAST FIVE YEARS
   ------------------                   -----------------------------
Catherine A. Rein....... Director of NELICO since 1998 and President and Chief
 Metropolitan Auto &      Executive Officer of Metropolitan Auto & Home Insurance
 Home                     Company since 1999; formerly, Senior Executive Vice
 Insurance Company        President 1998-1999; Executive Vice President 1989-1998
 700 Quaker Lane          of Metropolitan Life Insurance Company.
 Warwick, RI 02887
Rand N. Stowell......... Director of NELICO since 1996 and President of United
 P.O. Box 60              Timber Corp. of Dixfield, Maine; formerly, Director 1990-
 Weld, ME 04285           1996 of New England Mutual.
Alexander B.             Director of NELICO since 1996 and President of Trowbridge
 Trowbridge.............  Partners, Inc. in Washington, DC; formerly, Director
 Trowbridge Partners      1983-1996 of New England Mutual.
 Inc.
 1317 F Street, NW,
 Suite 500
 Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
James M. Benson......... See Directors above
David W. Allen.......... Senior Vice President of NELICO since 1996; formerly,
                          Senior Vice President 1994-1996 of New England Mutual.
A. Frank Beaz........... Executive Vice President of NELICO since 1999; formerly,
                          Senior Vice President 1998-1999 of NELICO; Chief
                          Administrative Officer and Senior Vice President 1997-
                          1998 of Equitable Distributors and Senior Vice President
                          1994-1997 of the Equitable Life Insurance Companies.
Mary Ann Brown.......... President, New England Products and Services (a business unit of NELICO) since 1998; formerly, Director, Worldwide
                          Life Insurance 1997-1998 of Swiss Reinsurance New
                          Markets; President & Chief Executive Officer 1996-1998 of
                          Atlantic International Reinsurance Company; Executive
                          Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                          Services and Principal 1987-1996 of Tillinghast/Towers
                          Perrin.
Anthony J. Candito...... President, NEF Information Services (a business unit of
                          NELICO) and Chief Information Officer since 1998;
                          formerly, Senior Vice President 1996-1998 of NELICO;
                          Senior Vice President 1995-1996 and Vice President 1994-
                          1995 of New England Mutual.
Thom A. Faria........... President, Career Agency System (a business unit of
                          NELICO) since 1996; formerly, Executive Vice President in
                          1996, Senior Vice President 1993-1996 of New England
                          Mutual.
Anne M. Goggin.......... Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and Counsel
                          of NELICO in 1996, Vice President and Counsel 1994-1996
                          of New England Mutual.
Daniel D. Jordan........ Second Vice President, Counsel, Secretary and Clerk since
                          1996; formerly, Counsel and Assistant Secretary 1990-1996
                          of New England Mutual.
Stephan M. Largent...... Senior Vice President of NELICO since 1998; formerly,
                          President 1995-1998 of First Variable Life Insurance
                          Company, President 1993-1995 of ING Equities, Inc. and
                          Vice President 1993-1995 of Security Life of Denver.
Alan C. Leland, Jr. .... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1984-1996 of New England Mutual.

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
Bruce C. Long........... President, New England Annuities (a business unit of
                          NELICO) since 1996; formerly, President 1994-1996 of New
                          England Annuities (a business unit of New England
                          Mutual).
George J. Maloof........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1991-1996 of New England Mutual.
Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993.
Thomas W. Moore......... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.
Richard A. Robinson..... Second Vice President and chief accounting officer of
                          NELICO since 1998; formerly, Second Vice President 1997-
                          1998 of NELICO; Manager of Life Insurance Accounting
                          1994-1997 of Liberty Life Assurance Company.
David Y. Rogers......... Executive Vice President and Chief Financial Officer of
                          NELICO since 1999; formerly, Partner, Actuarial
                          Consulting 1992-1999 of Price Waterhouse Coopers LLP.
John G. Small, Jr....... President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President 1996-
                          1997 of NELICO and Senior Vice President 1990-1996 of New
                          England Mutual.
H. James Wilson......... Executive Vice President and General Counsel of NELICO
                          since 1996; formerly, Executive Vice President and
                          General Counsel 1993-1996 of New England Mutual.
John W. Wright.......... President, New England Financial Employee Benefits Group
                          (a business unit of NELICO) since 1996; formerly,
                          President 1993-1996 of New England Employee Benefits
                          Group (a business unit of New England Mutual).
Frederick K. Zimmer-     Executive Vice President and Chief Investment Officer of
 mann...................  NELICO since 1996; formerly, Executive Vice President and
                          Chief Investment Officer 1993-1996 of New England Mutual.

The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues and we rely on a number of third parties, including banks and investment managers, that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan. We are also confirming that service providers are also so engaged. The resources being devoted to this effort are substantial. We cannot predict whether the resources being devoted, or the outcome of these efforts, will have any negative impact. If we or our service providers or the Eligible Funds are not successful in the Year 2000 transition, computer systems could fail or erroneous results or delays could occur when processing information after December 31, 1999. However, as of the date of this prospectus, we do not anticipate that you will experience negative effects on your investment, or on the Policy services provided, as a result of Year 2000 transition implementation. Currently we have converted our systems to be Year 2000 compliant and are conducting systems testing and compliance verification which we expect to complete in mid-1999. Service providers may not have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                                 VOTING RIGHTS

We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest sub-account assets as a substitute for Eligible Fund shares, to close a sub-account, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

For all other Policy changes, please contact your registered representative.

                                    REPORTS

We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Rodney J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                        ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual premium payments of $16,000 for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker standard risk classification. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. Illustrations show Option A, Option B, and Option C death benefits. A Policy with an Option D death benefit, under the circumstances illustrated, will have the same values as a Policy with an Option B death benefit.

The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in the smoker standard risk classification or a substandard risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge, a charge for the cost of insurance and charges for any additional benefits) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 14 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .75% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund that New England Investment Management could terminate at any time.

Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.41%, and 10.32%, respectively, based on the current charge for mortality and expense risks, and -1.65%, 4.25% and 10.16%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)


The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

If you request, we will furnish a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insureds.

The illustrations using current Policy charges assume that the 9% sales charge is waived after the 15th policy year. For Policies issued in Pennsylvania, NELICO does not intend to waive this charge until after the 17th policy year. Purchasers in Pennsylvania should refer to a personalized illustration, which will reflect the longer duration of this sales charge.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,096 $  6,884 $    7,673 $ 12,164 $ 12,952 $   13,741
   2        34,440   1,000,000  1,000,000  1,000,000   19,383   21,755     24,221   25,451   27,823     30,289
   3        52,962   1,000,000  1,000,000  1,000,000   25,670   30,480     35,675   38,533   43,343     48,538
   4        72,410   1,000,000  1,000,000  1,000,000   38,545   46,674     55,797   51,408   59,537     68,660
   5        92,831   1,000,000  1,000,000  1,000,000   51,213   63,568     77,981   64,076   76,431     90,844
   6       114,272   1,000,000  1,000,000  1,000,000   65,057   82,572    103,819   76,535   94,051    115,298
   7       136,786   1,000,000  1,000,000  1,000,000   78,686  102,327    132,156   88,780  112,421    142,249
   8       160,425   1,000,000  1,000,000  1,000,000   92,098  122,858    163,241  100,807  131,567    171,949
   9       185,246   1,000,000  1,000,000  1,000,000  105,285  144,191    197,351  112,609  151,515    204,675
  10       211,309   1,000,000  1,000,000  1,000,000  118,240  166,351    234,791  124,179  172,290    240,730
  15       362,520   1,000,000  1,000,000  1,000,000  179,318  290,843    485,686  179,318  290,843    485,686
  20       555,508   1,000,000  1,000,000  1,379,393  229,438  438,734    889,070  229,438  438,734    889,070
  25       801,815   1,000,000  1,000,000  2,318,628  255,451  609,821  1,522,909  255,451  609,821  1,522,909
  30     1,116,173   1,000,000  1,198,235  3,684,672  212,044  787,018  2,420,146  212,044  787,018  2,420,146
  35     1,517,381   1,000,000  1,404,019  5,349,786   36,665  922,180  3,513,817   36,665  922,180  3,513,817
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -61.90%   -56.98%   -52.04%  6,150.00%  6,150.00%  6,150.00%
   2      -29.11    -23.13    -17.19     642.15     642.15     642.15
   3      -28.18    -21.05    -14.12     258.47     258.47     258.47
   4      -19.28    -12.24     -5.41     148.92     148.92     148.92
   5      -14.52     -7.57      -.85     100.39     100.39     100.39
   6      -11.03     -4.29      2.24      73.77      73.77      73.77
   7       -8.84     -2.26      4.14      57.22      57.22      57.22
   8       -7.37      -.91      5.38      46.06      46.06      46.06
   9       -6.34       .03      6.25      38.07      38.07      38.07
  10       -5.58       .71      6.87      32.11      32.11      32.11
  15       -3.74      2.37      8.40      16.46      16.46      16.46
  20       -3.29      2.92      8.97       9.93       9.93      12.53
  25       -3.66      3.10      9.19       6.48       6.48      11.82
  30       -5.98      3.02      9.09       4.39       5.39      11.21
  35      -30.38      2.62      8.71       3.02       4.64      10.48

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,012,164 $1,012,952 $1,013,741 $  6,096 $  6,884 $    7,673 $ 12,164 $ 12,952 $   13,741
   2        34,440   1,025,451  1,027,823  1,030,289   19,383   21,755     24,221   25,451   27,823     30,289
   3        52,962   1,038,532  1,043,242  1,048,537   25,669   30,479     35,674   38,532   43,342     48,537
   4        72,410   1,051,406  1,059,535  1,068,658   38,543   46,672     55,794   51,406   59,535     68,658
   5        92,831   1,064,072  1,076,426  1,090,838   51,209   63,563     77,975   64,072   76,426     90,838
   6       114,272   1,076,526  1,094,040  1,115,284   65,048   82,561    103,806   76,526   94,040    115,284
   7       136,786   1,088,763  1,112,399  1,142,221   78,670  102,305    132,128   88,763  112,399    142,221
   8       160,425   1,100,777  1,131,527  1,171,896   92,068  122,818    163,187  100,777  131,527    171,896
   9       185,246   1,112,559  1,151,445  1,204,578  105,235  144,121    197,255  112,559  151,445    204,578
  10       211,309   1,124,099  1,172,175  1,240,564  118,160  166,236    234,625  124,099  172,175    240,564
  15       362,520   1,178,774  1,289,912  1,484,066  178,774  289,912    484,066  178,774  289,912    484,066
  20       555,508   1,226,690  1,433,151  1,879,076  226,690  433,151    879,066  226,690  433,151    879,076
  25       801,815   1,243,059  1,579,354  2,489,189  243,059  579,354  1,489,189  243,059  579,354  1,489,189
  30     1,116,173   1,168,989  1,659,541  3,371,844  168,989  659,541  2,371,844  168,989  659,541  2,371,844
  35     1,517,381              1,597,462  4,631,196           597,462  3,631,196           597,462  3,631,196
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -61.90%   -56.98%   -52.04%  6,226.03%  6,230.95%  6,235.88%
   2      -29.11    -23.13    -17.19     652.13     653.05     654.01
   3      -28.18    -21.05    -14.12     263.56     264.19     264.86
   4      -19.28    -12.24     -5.41     152.57     153.14     153.77
   5      -14.52     -7.57      -.85     103.39     103.95     104.60
   6      -11.03     -4.29      2.24      76.41      77.00      77.69
   7       -8.84     -2.26      4.13      59.64      60.25      61.01
   8       -7.38      -.92      5.38      48.31      48.96      49.79
   9       -6.35       .02      6.24      40.21      40.90      41.81
  10       -5.60       .69      6.86      34.16      34.90      35.89
  15       -3.78      2.33      8.36      18.26      19.24      20.77
  20       -3.41      2.80      8.88      11.59      12.83      14.98
  25       -4.09      2.74      9.05       7.90       9.42      12.25
  30       -8.00      1.98      8.99       5.25       7.14      10.76
  35                   .36      8.85                  5.24       9.88

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ------------------------------ ------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%        6%        12%        0%        6%        12%
------  ----------- ---------- ---------- ---------- -------- ---------- ---------- -------- ---------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,096 $    6,884 $    7,673 $ 12,164 $   12,952 $   13,741
   2        34,440   1,000,000  1,000,000  1,000,000   19,383     21,755     24,221   25,451     27,823     30,289
   3        52,962   1,000,000  1,000,000  1,000,000   25,670     30,480     35,675   38,533     43,343     48,538
   4        72,410   1,000,000  1,000,000  1,000,000   38,545     46,674     55,797   51,408     59,537     68,660
   5        92,831   1,000,000  1,000,000  1,000,000   51,213     63,568     77,981   64,076     76,431     90,844
   6       114,272   1,000,000  1,000,000  1,000,000   65,057     82,572    103,819   76,535     94,051    115,298
   7       136,786   1,000,000  1,000,000  1,000,000   78,686    102,327    132,156   88,780    112,421    142,249
   8       160,425   1,000,000  1,000,000  1,000,000   92,098    122,858    163,241  100,807    131,567    171,949
   9       185,246   1,000,000  1,000,000  1,000,000  105,285    144,191    197,351  112,609    151,515    204,675
  10       211,309   1,000,000  1,000,000  1,000,000  118,240    166,351    234,791  124,179    172,290    240,730
  15       362,520   1,000,000  1,000,000  1,000,000  179,318    290,843    485,686  179,318    290,843    485,686
  20       555,508   1,000,000  1,000,000  1,000,000  229,438    438,734    890,893  229,438    438,734    890,893
  25       801,815   1,000,000  1,000,000  1,631,714  255,451    609,821  1,554,013  255,451    609,821  1,554,013
  30     1,116,173   1,000,000  1,000,000  2,755,710  212,044    802,024  2,624,486  212,044    802,024  2,624,486
  35     1,517,381   1,000,000  1,107,336  4,550,138   36,665  1,054,606  4,333,465   36,665  1,054,606  4,333,465
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -61.90%   -56.98%   -52.04%  6,150.00%  6,150.00%  6,150.00%
   2      -29.11    -23.13    -17.19     642.15     642.15     642.15
   3      -28.18    -21.05    -14.12     258.47     258.47     258.47
   4      -19.28    -12.24     -5.41     148.92     148.92     148.92
   5      -14.52     -7.57      -.85     100.39     100.39     100.39
   6      -11.03     -4.29      2.24      73.77      73.77      73.77
   7       -8.84     -2.26      4.14      57.22      57.22      57.22
   8       -7.37      -.91      5.38      46.06      46.06      46.06
   9       -6.34       .03      6.25      38.07      38.07      38.07
  10       -5.58       .71      6.87      32.11      32.11      32.11
  15       -3.74      2.37      8.40      16.46      16.46      16.46
  20       -3.29      2.92      8.99       9.93       9.93       9.93
  25       -3.66      3.10      9.32       6.48       6.48       9.63
  30       -5.98      3.13      9.50       4.39       4.39       9.75
  35      -30.38      3.28      9.60       3.02       3.51       9.80

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,543 $  6,300 $    7,059 $ 11,611 $ 12,368 $   13,127
   2        34,440   1,000,000  1,000,000  1,000,000   17,569   19,820     22,166   23,637   25,888     28,234
   3        52,962   1,000,000  1,000,000  1,000,000   22,473   26,986     31,876   35,336   39,850     44,739
   4        72,410   1,000,000  1,000,000  1,000,000   33,826   41,386     49,900   46,689   54,249     62,763
   5        92,831   1,000,000  1,000,000  1,000,000   44,812   56,215     69,572   57,675   69,078     82,435
   6       114,272   1,000,000  1,000,000  1,000,000   56,785   72,844     92,412   68,264   84,322    103,891
   7       136,786   1,000,000  1,000,000  1,000,000   68,326   89,864    117,183   78,420   99,957    127,276
   8       160,425   1,000,000  1,000,000  1,000,000   79,383  107,238    144,032   88,092  115,946    152,740
   9       185,246   1,000,000  1,000,000  1,000,000   89,887  124,910    173,113   97,211  132,234    180,437
  10       211,309   1,000,000  1,000,000  1,000,000   99,754  142,812    204,589  105,693  148,751    210,528
  15       362,520   1,000,000  1,000,000  1,000,000  135,181  231,916    404,646  135,181  231,916    404,646
  20       555,508   1,000,000  1,000,000  1,091,048  127,212  302,860    703,222  127,212  302,860    703,222
  25       801,815   1,000,000  1,000,000  1,710,772   26,262  317,734  1,123,660   26,262  317,734  1,123,660
  30     1,116,173   1,000,000  1,000,000  2,396,022           159,735  1,573,742           159,735  1,573,742
  35     1,517,381   1,000,000  1,000,000  2,721,970                    1,787,829                    1,787,829
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.35%   -60.63%   -55.88%  6,150.00%  6,150.00%  6,150.00%
   2      -33.89    -27.99    -22.12     642.15     642.15     642.15
   3      -33.41    -26.15    -19.12     258.47     258.47     258.47
   4      -23.93    -16.70     -9.71     148.92     148.92     148.92
   5      -18.73    -11.54     -4.62     100.39     100.39     100.39
   6      -14.84     -7.84     -1.09      73.77      73.77      73.77
   7      -12.39     -5.51      1.13      57.22      57.22      57.22
   8      -10.74     -3.95      2.62      46.06      46.06      46.06
   9       -9.61     -2.86      3.66      38.07      38.07      38.07
  10       -8.81     -2.08      4.42      32.11      32.11      32.11
  15       -7.59      -.43      6.29      16.46      16.46      16.46
  20       -9.93      -.53      7.02       9.93       9.93      10.64
  25      -37.86     -1.82      7.24       6.48       6.48       9.93
  30                 -8.53      6.86       4.39       4.39       9.04
  35                            5.75       3.02       3.02       7.61

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,011,611 $1,012,367 $1,013,127 $  5,543 $  6,299 $    7,058 $ 11,611 $ 12,367 $   13,127
   2        34,440   1,023,633  1,025,883  1,028,228   17,565   19,815     22,160   23,633   25,883     28,228
   3        52,962   1,035,321  1,039,832  1,044,720   22,458   26,969     31,857   35,321   39,832     44,720
   4        72,410   1,046,652  1,054,206  1,062,713   33,789   41,343     49,850   46,652   54,206     62,713
   5        92,831   1,057,600  1,068,987  1,082,324   44,737   56,124     69,461   57,600   68,987     82,324
   6       114,272   1,068,127  1,084,149  1,103,674   56,649   72,671     92,195   68,127   84,149    103,674
   7       136,786   1,078,191  1,099,656  1,126,883   68,097   89,563    116,790   78,191   99,656    126,883
   8       160,425   1,087,727  1,115,450  1,152,067   79,018  106,741    143,359   87,727  115,450    152,067
   9       185,246   1,096,653  1,131,447  1,179,328   89,329  124,123    172,004   96,653  131,447    179,328
  10       211,309   1,104,866  1,147,540  1,208,757   98,926  141,601    202,818  104,866  147,540    208,757
  15       362,520   1,131,078  1,224,615  1,391,534  131,078  224,615    391,534  131,078  224,615    391,534
  20       555,508   1,113,950  1,272,647  1,634,838  113,950  272,647    634,838  113,950  272,647    634,838
  25       801,815              1,219,123  1,901,379           219,123    901,379           219,123    901,379
  30     1,116,173                         2,078,324                    1,078,324                    1,078,324
  35     1,517,381                         1,887,063                      887,063                      887,063
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.36%   -60.63%   -55.88%  6,222.57%  6,227.30%  6,232.04%
   2      -33.90    -28.00    -22.13     651.42     652.29     653.21
   3      -33.44    -26.18    -19.14     263.14     263.73     264.37
   4      -23.97    -16.73     -9.75     152.24     152.77     153.36
   5      -18.78    -11.59     -4.67     103.09     103.62     104.22
   6      -14.91     -7.91     -1.15      76.13      76.67      77.31
   7      -12.47     -5.59      1.05      59.36      59.92      60.62
   8      -10.85     -4.05      2.51      48.03      48.62      49.39
   9       -9.74     -2.99      3.53      39.92      40.55      41.39
  10       -8.97     -2.23      4.27      33.86      34.52      35.44
  15       -8.03      -.83      5.90      17.81      18.68      20.07
  20      -11.33     -1.55      6.15      10.81      11.88      13.88
  25                 -5.02      5.79                  7.77      10.59
  30                            4.81                             8.31
  35                            2.42                             5.99

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                            $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,543 $  6,300 $    7,059 $ 11,611 $ 12,368 $   13,127
   2        34,440   1,000,000  1,000,000  1,000,000   17,569   19,820     22,166   23,637   25,888     28,234
   3        52,962   1,000,000  1,000,000  1,000,000   22,473   26,986     31,876   35,336   39,850     44,739
   4        72,410   1,000,000  1,000,000  1,000,000   33,826   41,386     49,900   46,689   54,249     62,763
   5        92,831   1,000,000  1,000,000  1,000,000   44,812   56,215     69,572   57,675   69,078     82,435
   6       114,272   1,000,000  1,000,000  1,000,000   56,785   72,844     92,412   68,264   84,322    103,891
   7       136,786   1,000,000  1,000,000  1,000,000   68,326   89,864    117,183   78,420   99,957    127,276
   8       160,425   1,000,000  1,000,000  1,000,000   79,383  107,238    144,032   88,092  115,946    152,740
   9       185,246   1,000,000  1,000,000  1,000,000   89,887  124,910    173,113   97,211  132,234    180,437
  10       211,309   1,000,000  1,000,000  1,000,000   99,754  142,812    204,589  105,693  148,751    210,528
  15       362,520   1,000,000  1,000,000  1,000,000  135,181  231,916    404,646  135,181  231,916    404,646
  20       555,508   1,000,000  1,000,000  1,000,000  127,212  302,860    704,094  127,212  302,860    704,094
  25       801,815   1,000,000  1,000,000  1,263,880   26,262  317,734  1,203,695   26,262  317,734  1,203,695
  30     1,116,173              1,000,000  2,103,167           159,735  2,003,016           159,735  2,003,016
  35     1,517,381                         3,380,992                    3,219,992                    3,219,992
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.35%   -60.63%   -55.88%  6,150.00%  6,150.00%  6,150.00%
   2      -33.89    -27.99    -22.12     642.15     642.15     642.15
   3      -33.41    -26.15    -19.12     258.47     258.47     258.47
   4      -23.93    -16.70     -9.71     148.92     148.92     148.92
   5      -18.73    -11.54     -4.62     100.39     100.39     100.39
   6      -14.84     -7.84     -1.09      73.77      73.77      73.77
   7      -12.39     -5.51      1.13      57.22      57.22      57.22
   8      -10.74     -3.95      2.62      46.06      46.06      46.06
   9       -9.61     -2.86      3.66      38.07      38.07      38.07
  10       -8.81     -2.08      4.42      32.11      32.11      32.11
  15       -7.59      -.43      6.29      16.46      16.46      16.46
  20       -9.93      -.53      7.03       9.93       9.93       9.93
  25      -37.86     -1.82      7.69       6.48       6.48       8.00
  30                 -8.53      8.12                  4.39       8.37
  35                            8.34                             8.55

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

The Policies became available January, 1994. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available under the Policies in May 1996. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994.

We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .75%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                      SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                            ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                                   FOR ONE YEAR ENDING
                 8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital
 Growth*........   8.58%   -1.11%   66.84%   93.75%   51.56%   -9.47%   31.88%   -5.73%   52.83%   -6.75%   14.11%   -7.76%
Bond Income.....   2.77    11.93    17.87    13.98     1.50     7.56    11.46     7.28    17.08     7.37    11.77    -4.08
Money Market....   3.03     9.80     7.45     6.01     5.73     6.71     8.44     7.38     5.42     3.02     2.20     3.20
                                                     8/26/83-  8/26/83-
                                                     12/31/98  12/31/98
                                                      TOTAL    EFFECTIVE
SUB-ACCOUNT      12/31/95 12/31/96 12/31/97 12/31/98  RETURN    ANNUAL
-----------      -------- -------- -------- -------- --------- ---------
Capital
 Growth*........  37.00%   20.16%   22.56%   33.09%  2,285.11%   22.96%
Bond Income.....  20.29     3.82    10.06     8.23     304.47     9.53
Money Market....   4.91     4.34     4.55     4.48     131.85     5.63

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.....  -13.06%  15.47%   29.18%   -4.86%   29.46%    6.49%    8.90%     .36%   35.90%   21.55%   31.51%   26.98%
Managed.........   -1.15    8.67    18.20     2.44    19.28     5.90     9.82    -1.85    30.28    14.16    25.62    18.76
                 5/1/87-   5/1/87-
                 12/31/98 12/31/98
                  TOTAL   EFFECTIVE
SUB-ACCOUNT       RETURN   ANNUAL
-----------      -------- ---------
Stock Index.....  415.27%   15.09%
Managed.........  292.90    12.44

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 4/30/93- 4/30/93-
                                              FOR ONE YEAR ENDING              12/31/98 12/31/98
                         4/30/93- --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  13.67%   -1.94%   35.45%   17.21%   32.47%   23.52%   189.55%   20.62%
Midcap Value**..........  14.16    -1.01    29.38    16.72    16.45    -6.17     86.47    11.62

                                   ANNUAL NET RATE OF RETURN
                         ---------------------------------------------  5/2/94-   5/2/94-
                                           FOR ONE YEAR ENDING         12/31/98  12/31/98
                          5/2/94-  -----------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94  12/31/95 12/31/96 12/31/97 12/31/98  RETURN    ANNUAL
-----------              --------- -------- -------- -------- -------- --------- ---------
Small Cap...............   -3.71%   27.88%   29.70%   23.92%   -2.43%    93.11%    15.15%
                                   ANNUAL NET RATE OF RETURN
                         --------------------------------------------- 10/31/94- 10/31/94-
                                           FOR ONE YEAR ENDING         12/31/98  12/31/98
                         10/31/94- -----------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94  12/31/95 12/31/96 12/31/97 12/31/98  RETURN    ANNUAL
-----------              --------- -------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.32%   47.59%   12.32%   24.69%   46.68%   190.10%    29.12%
Balanced................    -.22    23.86    16.03    15.31     8.29     79.07     15.01
Venture Value...........   -3.62    38.25    24.89    32.50    13.56    150.40     24.64
International Magnum
 Equity***..............    2.48     5.44     5.87    -2.04     6.47     19.32      4.33

-------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Goldman Sachs Midcap Value Series' Sub-adviser was Loomis Sayles until
   May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% therafter.

*** The Morgan Stanley International Magnum Equity Series' sub-adviser was
    Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became sub-adviser.

                       SUB-ACCOUNTS INVESTING IN VIP

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .03%    -1.87%   21.79%   16.47%   -15.93%  30.46%   16.01%   17.41%    6.27%   34.09%   13.42%   27.15%
                          10/9/86- 10/9/86-
                          12/31/98 12/31/98
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/98  RETURN   ANNUAL
-----------      -------- -------- ---------
Equity-Income...  10.79%   373.61%   13.56%

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 1/28/87- --------------------------------------------------------------------------------------------------
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas........  -6.03%    7.32%   25.34%   -2.40%    7.19%   -11.39%  36.33%    .97%     8.86%   12.36%   10.72%   11.91%
                 1/28/87- 1/28/87-
                 12/31/98 12/31/98
                  TOTAL   EFFECTIVE
                  RETURN   ANNUAL
                 -------- ---------
Overseas........  144.44%   7.78%

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.15%   16.80%    0.46%   10.81%   -4.89%   -2.97%   34.07%   22.24%   19.50%   -2.28%   19.71%   13.17%
                                   9/19/85- 9/19/85-
                                   12/31/98 12/31/98
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
High Income.....  16.79%   -5.04%   266.26%   10.27%

                      SUB-ACCOUNT INVESTING IN VIP II

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 9/6/89-   9/6/89-
                                                        FOR ONE YEAR ENDING                                12/31/98 12/31/98
                 9/6/89-  --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager...   .57%     5.92%   21.64%   10.88%   20.33%   -6.79%   16.08%   13.74%   19.75%   14.19%   190.94%   12.15%

POLICY PERFORMANCE

The material below assumes a Policy was issued with a $1 million face amount and annual premiums of $16,000 paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Oversees Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male and a female, both age 55 in the nonsmoker standard risk category. The first example shows such a Policy with an Option A death benefit, the second example shows a policy with an Option B death benefit and the third example shows a Policy with an Option C death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                             OPTION A DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                              INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                        OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $   14,290 $    8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000     14,821      8,753    -82.34%            --
December 31, 1984.......   32,000  1,000,000  1,000,000     27,505     21,437    -39.98       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000     62,502     49,639      2.51         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000    134,815    121,952     37.12         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000    214,988    202,125     41.23         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000    208,430    196,144     25.27          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000    284,500    273,599     26.44          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000    284,089    274,573     19.39          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000    449,551    441,419     24.77          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000    434,089    427,342     19.33          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000    509,672    504,352     18.58          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000    479,267    475,432     14.62          25.98
December 31, 1995.......  208,000  1,000,000  1,160,323    678,155    675,804     17.21          24.67
December 31, 1996.......  224,000  1,000,000  1,404,320    827,775    826,909     17.48          24.15
December 31, 1997.......  240,000  1,000,000  1,728,529  1,027,663  1,027,663     17.94          23.93
December 31, 1998.......  256,000  1,000,000  2,307,151  1,383,599  1,383,599     19.20          24.63

ZENITH BOND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,983    7,915    -86.77%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   29,594   23,526    -31.92       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   49,374   36,511    -19.29         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   70,297   57,434     -5.80         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   85,192   72,329     -4.28         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000  105,565   93,279     -1.01          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  131,735  120,834      2.26          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  155,697  146,181      3.43          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  197,046  188,915      6.15          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  225,207  218,460      6.30          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  265,319  259,998      7.10          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  267,415  263,579      5.28          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  336,781  334,430      7.20          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  363,892  363,026      6.76          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  414,531  414,531      7.09          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000  463,556  463,556      7.17          15.72

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   14,013    7,945    -86.63%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,700   22,632    -35.36       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   44,840   31,977    -27.94         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   61,434   48,571    -14.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   78,901   66,037     -8.13         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   98,239   85,953     -3.88          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  120,481  109,580      -.65          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  143,243  133,727      1.14          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  164,775  156,643      1.93          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  183,374  176,627      2.03          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  201,078  195,757      1.97          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  221,421  217,586      2.12          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  246,045  243,694      2.46          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  270,328  269,462      2.65          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  296,184  296,184      2.80          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000  323,831  323,821      2.92          15.72

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,424    5,356    -80.55%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,289   21,221    -30.63       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   52,355   39,492    -11.29         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   62,718   49,855    -11.24         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   96,375   83,512      1.61         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  117,202  105,262      2.91          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  142,189  131,634      4.40          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  156,609  147,438      3.38          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  231,125  223,340      9.25          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  294,238  287,837     11.06          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  403,635  398,686     13.84          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  527,597  524,132     15.42          24.90

ZENITH MANAGED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,946    6,878    -71.72%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,001   21,933    -28.48       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,976   36,113    -16.20         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   64,356   51,493     -9.82         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,906   79,043      -.45         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  112,086  100,146      1.34          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  137,422  126,867      3.39          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  148,681  139,511      2.06          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  211,010  203,224      7.28          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  254,692  248,292      8.32          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  336,163  331,213     10.78          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  413,743  410,279     11.77          24.90

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,777    8,709    -59.59%            --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,939   21,817    -28.61       1,028.55%
December 31, 1995.......   48,000  1,000,000  1,000,000   54,765   41,902     -7.93         327.65
December 31, 1996.......   64,000  1,000,000  1,000,000   79,347   66,484      1.76         173.87
December 31, 1997.......   80,000  1,000,000  1,000,000  122,151  109,288     11.86         112.58
December 31, 1998.......   96,000  1,000,000  1,000,000  165,526  153,701     14.97          80.81

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1993.......  16,000   1,000,000  1,000,000   14,847    8,779    -59.11%            --
December 31, 1994.......  32,000   1,000,000  1,000,000   28,208   22,140    -27.80       1,028.55%
December 31, 1995.......  48,000   1,000,000  1,000,000   53,325   40,462     -9.91         327.65
December 31, 1996.......  64,000   1,000,000  1,000,000   76,758   63,895      -.08         173.87
December 31, 1997.......  80,000   1,000,000  1,000,000  105,505   92,642      5.53         112.58
December 31, 1998.......  96,000   1,000,000  1,000,000  110,110   98,286      0.74          80.81

ZENITH SMALL CAP SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   12,455    6,387    -74.82%            --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,978   25,910    -16.87       1,038.05%
December 31, 1996.......  48,000   1,000,000  1,000,000   57,127   44,264     -4.79         329.07
December 31, 1997.......  64,000   1,000,000  1,000,000   87,879   75,016      7.45         174.35
December 31, 1998.......  80,000   1,000,000  1,000,000   97,762   84,899      2.24         112.81

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,138    7,070        --             --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,826   25,758    -29.38%      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   49,770   36,907    -21.48         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   75,888   63,025      -.92         230.16
December 31, 1998.......  80,000   1,000,000  1,000,000  127,577  114,714     16.79         137.32

ZENITH BALANCED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,891    7,823    -98.62%            --
December 31, 1995.......  32,000   1,000,000  1,000,000   30,465   24,397    -35.80       3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   49,478   36,615    -22.10         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   71,056   58,193     -5.67         230.16
December 31, 1998.......  80,000   1,000,000  1,000,000   91,341   78,478     -0.89         137.32

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,463    7,395        --             --
December 31, 1995.......   32,000  1,000,000  1,000,000   31,801   25,733    -29.49%      3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   54,051   41,188    -12.75         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   85,681   72,818      7.82         230.16
December 31, 1998.......   80,000  1,000,000  1,000,000  112,076   99,213      9.98         137.32

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   14,232    8,164    -98.22%            --
December 31, 1995.......   32,000  1,000,000  1,000,000   28,599   22,531    -44.58       3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   44,142   31,279    -34.00         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   56,644   43,781    -22.21         230.16
December 31, 1998.......   80,000  1,000,000  1,000,000   74,352   61,488    -12.11         137.32

EQUITY-INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,953    7,885    -95.55%            --
December 31, 1987.......   32,000  1,000,000  1,000,000   24,098   18,030    -60.67       2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   42,671   29,808    -35.59         490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   63,581   50,718    -13.23         221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   67,546   54,683    -17.00         133.88
December 31, 1991.......   96,000  1,000,000  1,000,000  102,729   90,212     -2.28          92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  134,252  123,120      2.92          68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  171,250  161,503      6.17          53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  195,178  186,815      6.06          43.72
December 31, 1995.......  160,000  1,000,000  1,000,000  277,751  270,773     10.77          36.31
December 31, 1996.......  176,000  1,000,000  1,000,000  327,854  322,286     11.10          30.74
December 31, 1997.......  192,000  1,000,000  1,000,000  430,576  426,493     13.17          26.41
December 31, 1998.......  208,000  1,000,000  1,000,000  493,314  490,716     12.93          22.96

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,648    5,580    -68.05%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,084   22,016    -23.59         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,973   38,110    -11.54         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   63,523   50,660     -9.42         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   82,844   69,981     -4.54         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   85,309   73,831     -7.63          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  134,365  124,272      2.65          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  148,145  139,437      1.93          46.75
December 31, 1995.......  144,000  1,000,000  1,000,000  178,682  171,358      3.51          38.57
December 31, 1996.......  160,000  1,000,000  1,000,000  214,502  208,563      4.83          32.48
December 31, 1997.......  176,000  1,000,000  1,000,000  252,891  248,437      5.72          27.80
December 31, 1998.......  192,000  1,000,000  1,000,000  297,818  294,848      6.51          24.10

HIGH INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,622    8,554    -89.13%            --
December 31, 1986.......   32,000  1,000,000  1,000,000   30,459   24,391    -30.84       2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   44,065   31,202    -31.02         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   62,671   49,808    -13.79         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   72,625   59,762    -12.70         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   83,995   71,593    -10.59          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  126,861  115,844      1.03          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  168,743  159,111      5.70          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  215,883  207,636      8.38          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  224,476  217,614      6.30          35.98
December 31, 1995.......  176,000  1,000,000  1,000,000  283,070  277,626      8.35          30.49
December 31, 1996.......  192,000  1,000,000  1,000,000  333,670  329,711      8.98          26.21
December 31, 1997.......  208,000  1,000,000  1,000,000  403,545  401,070      9.93          22.81
December 31, 1998.......  224,000  1,000,000  1,000,000  397,512  396,523      8.02          20.04

ASSET MANAGER SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,914    7,846    -89.38%            --
December 31, 1990.......   32,000  1,000,000  1,000,000   28,254   22,186    -38.32       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   48,561   35,698    -21.27         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   67,997   55,134     -8.10         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   96,401   83,538      1.87         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000  102,550   90,149     -2.23          89.83
December 31, 1995.......  112,000  1,000,000  1,000,000  133,928  122,912      2.79          67.33
December 31, 1996.......  128,000  1,000,000  1,000,000  166,813  157,182      5.33          52.92
December 31, 1997.......  144,000  1,000,000  1,000,000  213,658  205,411      8.07          42.98
December 31, 1998.......  160,000  1,000,000  1,000,000  259,333  252,471      9.21          35.77

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                             OPTION B DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                            INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                      OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH    NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE     VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,014,290 $  14,290 $   8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,014,821    14,821     8,753    -82.34%            --
December 31, 1984.......   32,000  1,000,000  1,027,505    27,505    21,437    -39.98       2,019.32%
December 31, 1985.......   48,000  1,000,000  1,062,501    62,501    49,638      2.51         449.61
December 31, 1986.......   64,000  1,000,000  1,134,812   134,812   121,949     37.12         220.26
December 31, 1987.......   80,000  1,000,000  1,214,977   214,977   202,114     41.23         139.81
December 31, 1988.......   96,000  1,000,000  1,208,411   208,411   196,125     25.26          97.32
December 31, 1989.......  112,000  1,000,000  1,284,455   284,455   273,553     26.44          75.20
December 31, 1990.......  128,000  1,000,000  1,284,017   284,017   274,500     19.39          59.30
December 31, 1991.......  144,000  1,000,000  1,449,372   449,372   441,241     24.76          51.12
December 31, 1992.......  160,000  1,000,000  1,433,833   433,833   427,087     19.32          42.58
December 31, 1993.......  176,000  1,000,000  1,509,244   509,244   503,923     18.57          37.20
December 31, 1994.......  192,000  1,000,000  1,478,710   478,710   474,874     14.61          31.93
December 31, 1995.......  208,000  1,000,000  1,677,106   677,106   674,756     17.18          29.72
December 31, 1996.......  224,000  1,000,000  1,826,187   826,187   825,321     17.46          27.43
December 31, 1997.......  240,000  1,000,000  2,025,434 1,025,434 1,025,434     17.91          25.75
December 31, 1998.......  256,000  1,000,000  2,380,417 1,380,417 1,380,417     19.18          24.97

ZENITH BOND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,013,983   13,983    7,915    -86.77%            --
December 31, 1984.......   32,000  1,000,000  1,029,594   29,594   23,526    -31.92       2,022.63%
December 31, 1985.......   48,000  1,000,000  1,049,374   49,374   36,511    -19.29         446.43
December 31, 1986.......   64,000  1,000,000  1,070,295   70,295   57,432     -5.80         213.92
December 31, 1987.......   80,000  1,000,000  1,085,188   85,188   72,325     -4.28         132.56
December 31, 1988.......   96,000  1,000,000  1,105,556  105,556   93,270     -1.01          93.38
December 31, 1989.......  112,000  1,000,000  1,131,717  131,717  120,815      2.26          70.93
December 31, 1990.......  128,000  1,000,000  1,155,661  155,661  146,145      3.43          56.45
December 31, 1991.......  144,000  1,000,000  1,196,975  196,975  188,844      6.14          46.78
December 31, 1992.......  160,000  1,000,000  1,225,085  225,085  218,338      6.29          39.52
December 31, 1993.......  176,000  1,000,000  1,265,112  265,112  259,792      7.08          34.19
December 31, 1994.......  192,000  1,000,000  1,267,126  267,126  263,291      5.27          29.58
December 31, 1995.......  208,000  1,000,000  1,336,279  336,279  333,928      7.18          26.60
December 31, 1996.......  224,000  1,000,000  1,363,151  363,151  362,285      6.74          23.77
December 31, 1997.......  240,000  1,000,000  1,413,385  413,385  413,385      7.05          21.62
December 31, 1998.......  256,000  1,000,000  1,461,836  461,836  461,836      7.13          19.79

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,014,013   14,013    7,945    -86.63%            --
December 31, 1984.......   32,000  1,000,000  1,028,700   28,700   22,632    -35.36       2,021.21%
December 31, 1985.......   48,000  1,000,000  1,044,840   44,840   31,977    -27.94         445.33
December 31, 1986.......   64,000  1,000,000  1,061,432   61,432   48,569    -14.59         213.02
December 31, 1987.......   80,000  1,000,000  1,078,897   78,897   66,034     -8.13         132.19
December 31, 1988.......   96,000  1,000,000  1,098,231   98,231   85,945     -3.89          93.09
December 31, 1989.......  112,000  1,000,000  1,120,464  120,464  109,563      -.66          70.60
December 31, 1990.......  128,000  1,000,000  1,143,210  143,210  133,694      1.13          56.16
December 31, 1991.......  144,000  1,000,000  1,164,716  164,716  156,585      1.92          46.16
December 31, 1992.......  160,000  1,000,000  1,183,276  183,276  176,529      2.01          38.85
December 31, 1993.......  176,000  1,000,000  1,200,926  200,926  195,605      1.96          33.30
December 31, 1994.......  192,000  1,000,000  1,221,190  221,190  217,354      2.10          29.02
December 31, 1995.......  208,000  1,000,000  1,245,691  245,691  243,340      2.44          25.64
December 31, 1996.......  224,000  1,000,000  1,269,796  269,796  268,930      2.62          22.88
December 31, 1997.......  240,000  1,000,000  1,295,393  295,393  295,393      2.77          20.62
December 31, 1998.......  256,000  1,000,000  1,322,671  322,671  322,671      2.88          18.72

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,011,424   11,424    5,356    -80.55%            --
December 31, 1988.......   32,000  1,000,000  1,027,289   27,289   21,221    -30.63       1,052.66%
December 31, 1989.......   48,000  1,000,000  1,052,354   52,354   39,491    -11.29         337.55
December 31, 1990.......   64,000  1,000,000  1,062,716   62,716   49,853    -11.24         179.42
December 31, 1991.......   80,000  1,000,000  1,096,370   96,370   83,506      1.61         117.76
December 31, 1992.......   96,000  1,000,000  1,117,190  117,190  105,251      2.91          85.25
December 31, 1993.......  112,000  1,000,000  1,142,166  142,166  131,610      4.39          65.85
December 31, 1994.......  128,000  1,000,000  1,156,567  156,567  147,397      3.37          52.83
December 31, 1995.......  144,000  1,000,000  1,231,031  231,031  223,245      9.24          44.74
December 31, 1996.......  160,000  1,000,000  1,294,058  294,058  287,657     11.05          38.56
December 31, 1997.......  176,000  1,000,000  1,403,285  403,285  398,336     13.83          34.34
December 31, 1998.......  192,000  1,000,000  1,526,955  526,955  523,491     15.40          31.09

ZENITH MANAGED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,012,946   12,946    6,878    -71.72%            --
December 31, 1988.......   32,000  1,000,000  1,028,001   28,001   21,933    -28.48       1,053.16%
December 31, 1989.......   48,000  1,000,000  1,048,975   48,975   36,112    -16.20         336.96
December 31, 1990.......   64,000  1,000,000  1,064,355   64,355   51,492     -9.82         179.56
December 31, 1991.......   80,000  1,000,000  1,091,901   91,901   79,038      -.45         117.53
December 31, 1992.......   96,000  1,000,000  1,112,075  112,075  100,135      1.33          85.07
December 31, 1993.......  112,000  1,000,000  1,137,400  137,400  126,845      3.39          65.72
December 31, 1994.......  128,000  1,000,000  1,148,642  148,642  139,472      2.05          52.65
December 31, 1995.......  144,000  1,000,000  1,210,924  210,924  203,139      7.27          44.39
December 31, 1996.......  160,000  1,000,000  1,254,538  254,538  248,138      8.31          37.98
December 31, 1997.......  176,000  1,000,000  1,335,874  335,874  330,925     10.77          33.54
December 31, 1998.......  192,000  1,000,000  1,413,247  413,247  409,783     11.76          29.96

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1993.......   16,000  1,000,000  1,014,777   14,777    8,709    -59.59%            --
December 31, 1994.......   32,000  1,000,000  1,027,938   27,938   21,870    -28.61       1,048.27%
December 31, 1995.......   48,000  1,000,000  1,054,764   54,764   41,901     -7.93         337.23
December 31, 1996.......   64,000  1,000,000  1,079,345   79,345   66,482      1.76         180.54
December 31, 1997.......   80,000  1,000,000  1,122,144  122,144  109,281     11.86         118.93
December 31, 1998.......   96,000  1,000,000  1,165,508  165,508  153,684     14.97          86.88

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1993.......  16,000   1,000,000  1,014,847   14,847    8,779    -59.11%            --
December 31, 1994.......  32,000   1,000,000  1,028,208   28,208   22,140    -27.80       1,048.46%
December 31, 1995.......  48,000   1,000,000  1,053,325   53,325   40,462     -9.91         336.98
December 31, 1996.......  64,000   1,000,000  1,076,756   76,756   63,893      -.08         180.33
December 31, 1997.......  80,000   1,000,000  1,105,499  105,499   92,636      5.53         118.10
December 31, 1998.......  96,000   1,000,000  1,110,099  110,099   98,274      0.74          84.93

ZENITH SMALL CAP SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,012,455   12,455    6,387    -74.82%            --
December 31, 1995.......  32,000   1,000,000  1,013,978   31,978   25,910    -16.87       1,060.86%
December 31, 1996.......  48,000   1,000,000  1,057,127   57,127   44,263     -4.79         339.11
December 31, 1997.......  64,000   1,000,000  1,087,876   87,876   75,013      7.45         181.74
December 31, 1998.......  80,000   1,000,000  1,097,757   97,757   84,894      2.23         117.94

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,013,138   13,138    7,070        --             --
December 31, 1995.......  32,000   1,000,000  1,031,826   31,826   25,758    -29.38%      3,365.75%
December 31, 1996.......  48,000   1,000,000  1,049,770   49,770   36,907    -21.48         538.34
December 31, 1997.......  64,000   1,000,000  1,075,887   75,887   63,024      -.92         238.98
December 31, 1998.......  80,000   1,000,000  1,127,572  127,572  114,709     16.79         145.55

ZENITH BALANCED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......  16,000   1,000,000  1,013,891   13,891    7,823    -98.62%            --
December 31, 1995.......  32,000   1,000,000  1,030,465   30,465   24,397    -35.80       3,361.73%
December 31, 1996.......  48,000   1,000,000  1,049,478   49,478   36,615    -22.10         538.25
December 31, 1997.......  64,000   1,000,000  1,071,055   71,055   58,192     -5.67         238.43
December 31, 1998.......  80,000   1,000,000  1,091,338   91,338   78,475      -.89         143.29

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,013,463   13,463    7,395        --             --
December 31, 1995.......   32,000  1,000,000  1,031,801   31,801   25,733    -29.50%      3,365.67%
December 31, 1996.......   48,000  1,000,000  1,054,051   54,051   41,188    -12.76         539.65
December 31, 1997.......   64,000  1,000,000  1,085,679   85,679   72,816      7.82         240.09
December 31, 1998.......   80,000  1,000,000  1,112,072  112,072   99,209      9.98         144.59

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,014,232   14,232    8,164    -98.22%            --
December 31, 1995.......   32,000  1,000,000  1,028,599   28,599   22,531    -44.58       3,356.23%
December 31, 1996.......   48,000  1,000,000  1,044,142   44,142   31,279    -34.00         536.62
December 31, 1997.......   64,000  1,000,000  1,056,643   56,643   43,780    -22.21         236.79
December 31, 1998.......   80,000  1,000,000  1,074,349   74,349   61,486    -12.11         142.21

EQUITY-INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1986.......   16,000  1,000,000  1,013,953   13,953    7,885    -95.55%            --
December 31, 1987.......   32,000  1,000,000  1,024,098   24,098   18,030    -60.67       2,780.79%
December 31, 1988.......   48,000  1,000,000  1,042,671   42,671   29,808    -35.59         502.45
December 31, 1989.......   64,000  1,000,000  1,063,580   63,580   50,717    -13.23         228.95
December 31, 1990.......   80,000  1,000,000  1,067,543   67,543   54,680    -17.00         138.21
December 31, 1991.......   96,000  1,000,000  1,102,722  102,722   90,205     -2.28          96.88
December 31, 1992.......  112,000  1,000,000  1,134,235  134,235  123,103      2.92          73.23
December 31, 1993.......  128,000  1,000,000  1,171,215  171,215  161,467      6.16          58.31
December 31, 1994.......  144,000  1,000,000  1,195,113  195,113  186,750      6.05          47.81
December 31, 1995.......  160,000  1,000,000  1,277,610  277,610  270,632     10.76          41.14
December 31, 1996.......  176,000  1,000,000  1,327,612  327,612  322,044     11.09          35.64
December 31, 1997.......  192,000  1,000,000  1,430,129  430,129  426,046     13.15          31.93
December 31, 1998.......  208,000  1,000,000  1,492,605  492,605  490,007     12.90          28.54

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,101,648   11,648    5,580    -68.05%            --
December 31, 1988.......   32,000  1,000,000  1,028,084   28,084   22,016    -23.59         720.42%
December 31, 1989.......   48,000  1,000,000  1,050,972   50,972   38,109    -11.54         279.32
December 31, 1990.......   64,000  1,000,000  1,063,521   63,521   50,658     -9.43         158.82
December 31, 1991.......   80,000  1,000,000  1,082,838   82,838   69,975     -4.55         106.98
December 31, 1992.......   96,000  1,000,000  1,085,299   85,299   73,821     -7.63          78.31
December 31, 1993.......  112,000  1,000,000  1,134,339  134,339  124,246      2.64          61.87
December 31, 1994.......  128,000  1,000,000  1,148,100  148,100  139,391      1.92          50.04
December 31, 1995.......  144,000  1,000,000  1,178,600  178,600  171,276      3.50          41.92
December 31, 1996.......  160,000  1,000,000  1,214,357  214,357  208,418      4.82          35.93
December 31, 1997.......  176,000  1,000,000  1,252,653  252,653  248,198      5.70          31.35
December 31, 1998.......  192,000  1,000,000  1,297,429  297,429  294,459      6.49          27.79

HIGH INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1985.......   16,000  1,000,000  1,014,622   14,622    8,554    -89.13%            --
December 31, 1986.......   32,000  1,000,000  1,030,459   30,459   24,391    -30.84       2,397.46%
December 31, 1987.......   48,000  1,000,000  1,044,065   44,065   31,202    -31.02         475.14
December 31, 1988.......   64,000  1,000,000  1,062,670   62,670   49,807    -13.79         221.47
December 31, 1989.......   80,000  1,000,000  1,072,622   72,622   59,759    -12.70         135.41
December 31, 1990.......   96,000  1,000,000  1,083,988   83,988   71,587    -10.60          94.44
December 31, 1991.......  112,000  1,000,000  1,126,844  126,844  115,827      1.02          71.98
December 31, 1992.......  128,000  1,000,000  1,168,706  168,706  159,074      5.69          57.56
December 31, 1993.......  144,000  1,000,000  1,215,808  215,808  207,561      8.37          47.71
December 31, 1994.......  160,000  1,000,000  1,224,359  224,359  217,497      6.29          39.94
December 31, 1995.......  176,000  1,000,000  1,282,856  282,856  277,412      8.34          34.76
December 31, 1996.......  192,000  1,000,000  1,333,318  333,318  329,359      8.96          30.62
December 31, 1997.......  208,000  1,000,000  1,402,953  402,953  400,479      9.91          27.49
December 31, 1998.......  224,000  1,000,000  1,396,716  396,716  395,726      7.99          24.26

ASSET MANAGER SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,014,290 $ 14,290 $  8,222        --             --
December 31, 1989.......   16,000  1,000,000  1,013,914   13,914    7,846    -89.38%            --
December 31, 1990.......   32,000  1,000,000  1,028,254   28,254   22,186    -38.32       2,179.34%
December 31, 1991.......   48,000  1,000,000  1,048,560   48,560   35,697    -21.27         459.61
December 31, 1992.......   64,000  1,000,000  1,067,996   67,996   55,133     -8.10         217.44
December 31, 1993.......   80,000  1,000,000  1,096,397   96,397   83,533      1.87         134.85
December 31, 1994.......   96,000  1,000,000  1,102,542  102,542   90,140     -2.24          94.14
December 31, 1995.......  112,000  1,000,000  1,133,910  133,910  122,893      2.79          71.54
December 31, 1996.......  128,000  1,000,000  1,166,776  166,776  157,145      5.33          57.08
December 31, 1997.......  144,000  1,000,000  1,213,583  213,583  205,336      8.06          47.35
December 31, 1998.......  160,000  1,000,000  1,259,197  259,197  252,335      9.20          40.25

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

**Rates of return and Policy values and benefits shown reflect the Goldman
 Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                             OPTION C DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                              INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                        OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH       CASH     NET CASH    NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ---------- ---------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $   14,290 $    8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000     14,821      8,753    -82.34%            --
December 31, 1984.......   32,000  1,000,000  1,000,000     27,505     21,437    -39.98       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000     62,502     49,639      2.51         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000    134,815    121,952     37.12         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000    214,988    202,125     41.23         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000    208,430    196,144     25.27          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000    284,500    273,599     26.44          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000    284,089    274,573     19.39          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000    449,551    441,419     24.77          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000    434,089    427,342     19.33          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000    509,672    504,352     18.58          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000    479,267    475,432     14.62          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000    678,192    675,841     17.21          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000    827,992    827,126     17.49          19.89
December 31, 1997.......  240,000  1,000,000  1,192,900  1,028,362  1,028,362     17.94          19.66
December 31, 1998.......  256,000  1,000,000  1,593,076  1,385,283  1,385,283     19.22          20.71

ZENITH BOND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,983    7,915    -86.77%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   29,594   23,526    -31.92       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   49,374   36,511    -19.29         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   70,297   57,434     -5.80         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   85,192   72,329     -4.28         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000  105,565   93,279     -1.01          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  131,735  120,834      2.26          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  155,697  146,181      3.43          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  197,046  188,915      6.15          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  225,207  218,460      6.30          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  265,319  259,998      7.10          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  267,415  263,579      5.28          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  336,781  334,430      7.20          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  363,892  363,026      6.76          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  414,531  414,531      7.09          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000  463,556  463,556      7.17          15.72

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   14,013    7,945    -86.63%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,700   22,632    -35.36       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   44,840   31,977    -27.94         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   61,434   48,571    -14.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   78,901   66,037     -8.13         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   98,239   85,953     -3.88          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  120,481  109,580      -.65          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  143,243  133,727      1.14          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  164,775  156,643      1.93          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  183,374  176,627      2.03          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  201,078  195,757      1.97          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  221,421  217,586      2.12          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  246,045  243,694      2.46          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  270,328  269,462      2.65          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  296,184  296,184      2.80          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000  323,831  323,831      2.92          15.72

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,424    5,356    -80.55%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,289   21,221    -30.63       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   52,355   39,492    -11.29         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   62,718   49,855    -11.24         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   96,375   83,512      1.61         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  117,202  105,262      2.91          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  142,189  131,634      4.40          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  156,609  147,438      3.38          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  231,125  223,340      9.25          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  294,238  287,837     11.06          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  403,635  398,686     13.84          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  527,597  524,132     15.42          24.90

ZENITH MANAGED SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,946    6,878    -71.72%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,001   21,933    -28.48       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,976   36,113    -16.20         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   64,356   51,493     -9.82         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,906   79,043      -.45         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  112,086  100,146      1.34          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  137,422  126,867      3.39          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  148,681  139,511      2.06          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  211,010  203,224      7.28          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  254,692  248,292      8.32          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  336,163  331,213     10.78          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  413,743  410,279     11.77          24.90

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,777    8,709    -59.59%            --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,939   21,871    -28.61       1,028.55%
December 31, 1995.......   48,000  1,000,000  1,000,000   54,765   41,902     -7.93         327.65
December 31, 1996.......   64,000  1,000,000  1,000,000   79,347   66,484      1.76         173.87
December 31, 1997.......   80,000  1,000,000  1,000,000  122,151  109,288     11.86         112.58
December 31, 1998.......   96,000  1,000,000  1,000,000  165,526  153,701     14.97          80.81

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                         INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,000,000 $14,290 $ 8,222         --             --
December 31, 1993.......  16,000   1,000,000  1,000,000  14,847   8,779     -59.11%            --
December 31, 1994.......  32,000   1,000,000  1,000,000  28,208  22,140     -27.80       1,028.55%
December 31, 1995.......  48,000   1,000,000  1,000,000  53,325  40,462      -9.91         327.65
December 31, 1996.......  64,000   1,000,000  1,000,000  76,758  63,895       -.08         173.87
December 31, 1997.......  80,000   1,000,000  1,000,000 105,505  92,642       5.53         112.58
December 31, 1998.......  96,000   1,000,000  1,000,000 110,110  98,286        .74          80.81

ZENITH SMALL CAP SUB-ACCOUNT

                                                                         INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,000,000 $14,290 $ 8,222         --             --
December 31, 1994.......  16,000   1,000,000  1,000,000  12,455   6,387     -74.82%            --
December 31, 1995.......  32,000   1,000,000  1,000,000  31,978  25,910     -16.87       1,038.05%
December 31, 1996.......  48,000   1,000,000  1,000,000  57,127  44,264      -4.79         329.07
December 31, 1997.......  64,000   1,000,000  1,000,000  87,879  75,016       7.45         174.35
December 31, 1998.......  80,000   1,000,000  1,000,000  97,762  84,899       2.24         112.81

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                         INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $14,290 $ 8,222         --             --
December 31, 1994.......  16,000   1,000,000  1,000,000  13,138   7,070         --             --
December 31, 1995.......  32,000   1,000,000  1,000,000  31,826  25,758     -29.38%      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000  49,770  36,907     -21.48         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000  75,888  63,025       -.92         230.16
December 31, 1998.......  80,000   1,000,000  1,000,000 127,577 114,714      16.79         137.32

ZENITH BALANCED SUB-ACCOUNT

                                                                         INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- ------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $14,290 $ 8,222         --             --
December 31, 1994.......  16,000   1,000,000  1,000,000  13,891   7,823     -98.62%            --
December 31, 1995.......  32,000   1,000,000  1,000,000  30,465  24,397     -35.80       3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000  49,478  36,615     -22.10         522.96
December 31, 1997.......  64,000   1,000,000  1,000,000  71,056  58,193      -5.67         230.16
December 31, 1998.......  80,000   1,000,000  1,000,000  91,341  78,478       -.89         137.32

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,463    7,395        --             --
December 31, 1995.......   32,000  1,000,000  1,000,000   31,801   25,733    -29.49%      3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   54,051   41,188    -12.75         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   85,681   72,818      7.82         230.16
December 31, 1998.......   80,000  1,000,000  1,000,000  112,076   99,213      9.98         137.32

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   14,232    8,164    -98.22%            --
December 31, 1995.......   32,000  1,000,000  1,000,000   28,599   22,531    -44.58       3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   44,142   31,279    -34.00         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   56,644   43,781    -22.21         230.16
December 31, 1998.......   80,000  1,000,000  1,000,000   74,352   61,488    -12.11         137.32

EQUITY-INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,953    7,885    -95.55%            --
December 31, 1987.......   32,000  1,000,000  1,000,000   24,098   18,030    -60.67       2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   42,671   29,808    -35.59         490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   63,581   50,718    -13.23         221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   67,546   54,683    -17.00         133.88
December 31, 1991.......   96,000  1,000,000  1,000,000  102,729   90,212     -2.28          92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  134,252  123,120      2.92          68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  171,250  161,503      6.17          53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  195,178  186,815      6.06          43.72
December 31, 1995.......  160,000  1,000,000  1,000,000  277,751  270,773     10.77          36.31
December 31, 1996.......  176,000  1,000,000  1,000,000  327,854  322,286     11.10          30.74
December 31, 1997.......  192,000  1,000,000  1,000,000  430,576  426,493     13.17          26.41
December 31, 1998.......  208,000  1,000,000  1,000,000  493,314  490,716     12.93          22.96

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,648    5,580    -68.05%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   28,084   22,016    -23.59         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,973   38,110    -11.54         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   63,523   50,660     -9.42         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   82,844   69,981     -4.54         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   85,309   73,831     -7.63          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  134,365  124,272      2.65          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  148,145  139,437      1.93          46.75
December 31, 1995.......  144,000  1,000,000  1,000,000  178,682  171,358      3.51          38.57
December 31, 1996.......  160,000  1,000,000  1,000,000  214,502  208,563      4.83          32.48
December 31, 1997.......  176,000  1,000,000  1,000,000  252,891  248,437      5.72          27.80
December 31, 1998.......  192,000  1,000,000  1,000,000  297,818  294,848      6.51          24.10

HIGH INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,622    8,554    -89.13%            --
December 31, 1986.......   32,000  1,000,000  1,000,000   30,459   24,391    -30.84       2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   44,065   31,202    -31.02         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   62,671   49,808    -13.79         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   72,625   59,762    -12.70         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   83,995   71,593    -10.59          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  126,861  115,844      1.03          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  168,743  159,111      5.70          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  215,883  207,636      8.38          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  224,476  217,614      6.30          35.98
December 31, 1995.......  176,000  1,000,000  1,000,000  283,070  277,626      8.35          30.49
December 31, 1996.......  192,000  1,000,000  1,000,000  333,670  329,711      8.98          26.21
December 31, 1997.......  208,000  1,000,000  1,000,000  403,545  401,070      9.93          22.81
December 31, 1998.......  224,000  1,000,000  1,000,000  397,512  396,523      8.02          20.04

ASSET MANAGER SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 14,290 $  8,222        --             --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,914    7,846    -89.38%            --
December 31, 1990.......   32,000  1,000,000  1,000,000   28,254   22,186    -38.32       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   48,561   35,698    -21.27         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   67,997   55,134     -8.10         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   96,401   83,538      1.87         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000  102,550   90,149     -2.23          89.83
December 31, 1995.......  112,000  1,000,000  1,000,000  133,928  122,912      2.79          67.33
December 31, 1996.......  128,000  1,000,000  1,000,000  166,813  157,182      5.33          52.92
December 31, 1997.......  144,000  1,000,000  1,000,000  213,658  205,411      8.07          42.98
December 31, 1998.......  160,000  1,000,000  1,000,000  259,333  252,471      9.21          35.77

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect policy charges.

The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

Over the 54 20-year time periods beginning in 1926 and ending in 1998 (i.e., 1926-1945, 1927-1946, and so on through 1979-1998):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 51 of the 54 periods.

  -- The average annual return of common stocks surpassed that of U.S.
     Treasury bills in each of the 54 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 54 periods.

Over the 44 30-year time periods beginning in 1926 and ending in 1998, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 44 periods.

From 1926 through 1998 the average annual return for common stocks was 11.2%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]

                             ---------------------

                   SUMMARY: HISTORIC S&P STOCK INDEX RESULTS
                          FOR SPECIFIC HOLDING PERIODS

The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1998.

The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                             ---------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                         GREATER
                                                    5.01-  10.01- 15.01-  THAN
   HOLDING                         NEGATIVE 0-5.00% 10.00% 15.00% 20.00% 20.00%
   PERIOD                           RETURN  RETURN  RETURN RETURN RETURN RETURN
   -------                         -------- ------- ------ ------ ------ -------
    1 year........................    27%       4%    11%     7%    11%     40%
    5 years.......................    10%      14%    14%    31%    19%     12%
   10 years.......................     3%      10%    33%    24%    28%      2%
   20 years.......................     0%       6%    31%    54%     9%      0%

--------

Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                             DOLLAR COST AVERAGING

Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                   APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

These are examples of ways the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT

Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate. Survivorship life is especially suited to fund for this liability at the second death.

EDUCATION AND SUPPORT OF CHILDREN

Often, parents will have enough insurance to provide for dependent children if one of the parents dies but not enough to provide for them if both parents die. Survivorship life can provide protection against extraordinary expenses if both parents die while the children are dependent.

CHARITABLE GIVING

You can use life insurance to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need support or if the individual wants the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The policy's death benefit proceeds can pass directly to the children, free of income and estate taxes, at the same time that the assets in the spouse's estate pass to charity.

GIFTS TO GRANDCHILDREN

Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exceptions to the generation skipping tax to maximize the gifts grandchildren can receive.

BUSINESS USES

You can use survivorship life in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E
                                TAX INFORMATION

The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

           COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                         OTHER RETIREMENT SAVINGS PLANS

                                         CASH-VALUE   NON-
                                            LIFE    QUALIFIED         QUALIFIED
                                         INSURANCE  ANNUITIES  IRA'S   PENSION
                                         ---------- --------- ------- ---------
   Annual Contribution Limits               No       No       Yes      Yes
   Income Eligibility Limits                No       No       Yes**    No
   Borrowing Treated as Distributions       No*      Yes      Loans    Yes,
                                                              not      beyond
                                                              allowed  $50,000
   Income Ordering Rules (Income in-        No*      Yes      Yes      Yes
    cluded in First Distribution)
   Early Withdrawal Penalties               No*      Yes***   Yes***   Yes***
   Minimum Distribution Rules by Age 70     No       No       Yes      Yes
    1/2
   Maximum Annual Distribution Rules        No       No       Yes      Yes
   Anti-discrimination Rules                No       No       No       Yes

--------
Department of the Treasury                                            March 1990
 Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                APPENDIX F

                       TAX LAW AND THE DEATH BENEFIT

In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

                                    TABLE I

     AGE OF YOUNGER                         AGE OF YOUNGER
   INSURED AT START OF    PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE       THE POLICY YEAR      CASH VALUE
   -------------------    -------------   -------------------   -------------
   20 through 40               250                61                 128
        41                     243                62                 126
        42                     236                63                 124
        43                     229                64                 122
        44                     222                65                 120
        45                     215                66                 119
        46                     209                67                 118
        47                     203                68                 117
        48                     197                69                 116
        49                     191                70                 115
        50                     185                71                 113
        51                     178                72                 111
        52                     171                73                 109
        53                     164                74                 107
        54                     157           75 through 90           105
        55                     150                91                 104
        56                     146                92                 103
        57                     142                93                 102
        58                     138           94 through 99           101
        59                     134                100                100
        60                     130

                                APPENDIX G
                       ENHANCED DEATH BENEFIT LIMITATIONS

As noted under "Policy Values and Benefits" in the Prospectus, the enhancement factor that applies to the Option A and B death benefits is subject to certain limits in order to contain cost of insurance charges against the Policy.

The maximum death benefit under Option A is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the face amount divided by the Tabular Cash Value of the Policy at the start of the Policy month.

The maximum death benefit under Option B is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the sum of the face amount plus the Tabular Cash Value, divided by the Tabular Cash Value.

In no event will the death benefit be less than the amount required to satisfy tax law requirements.

The Tabular Cash Value at the start of each Policy month assumes: the Guaranteed Death Benefit 1 Premium, as shown in the Policy, is paid on the first day of each Policy year; maximum charges are charged; and the Actual Investment Return is equivalent to an annual rate of 4% in all policy years.

                             ---------------------

                                    TABLE II

        AGE                 PERCENT                          AGE                          PERCENT
        ---                 -------                          ---                          -------
   20 through 40            362.50                           63                           179.80
        41                  352.35                           64                           176.90
        42                  342.20                           65                           174.00
        43                  332.05                           66                           172.55
        44                  321.90                           67                           171.10
        45                  311.75                           68                           169.65
        46                  303.05                           69                           168.20
        47                  294.35                           70                           166.75
        48                  285.65                           71                           163.85
        49                  276.95                           72                           160.95
        50                  268.25                           73                           158.05
        51                  258.10                           74                           155.15
        52                  247.95                      75 through 90                     152.25
        53                  237.80                           91                           150.80
        54                  227.65                           92                           144.20
        55                  217.50                           93                           137.70
        56                  211.70                           94                           131.30
        57                  205.90                           95                           126.25
        58                  200.10                           96                           121.20
        59                  194.30                           97                           116.15
        60                  188.50                           98                           111.10
        61                  185.60                           99                           106.05
        62                  182.70                           100                          100.00

New England Variable Life Separate Account of New England Life Insurance
Company

Report of Independent Accountants

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Midcap Value Sub-Account (formerly Avanti Growth Sub-Account), Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account (formerly International Equity Sub-Account), Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1998, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1999

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Assets and Liabilities

December 31, 1998

                                                                                                    New England Zenith Fund
                                    ----------------------------------------------------------------------------------------
                                                                                                                   Growth
                                       Capital        Bond        Money       Stock                    Midcap        and
                                        Growth       Income      Market       Index       Managed       Value      Income
                                         Sub-         Sub-        Sub-         Sub-        Sub-         Sub-        Sub-
                                       Account       Account     Account     Account      Account      Account     Account
                                    -------------- ----------- ----------- ------------ ------------ ----------- -----------
Assets
 Investments in New England Zenith
  Fund, Variable Insurance Products
  Fund, and Variable Insurance
  Products Fund II at value
  (Note 2)........................  $1,062,879,735 $63,810,233 $91,999,048 $112,951,497 $58,280,968  $36,325,954 $66,354,407

                   Shares        Cost
                  --------- --------------
Capital Growth
 Series.........  2,270,965 $  846,910,241
Back Bay
 Advisors Bond
 Income Series..    580,674     62,600,962
Back Bay
 Advisors Money
 Market Series..    919,990     91,999,048
Westpeak Stock
 Index Series...    575,256     72,986,331
Back Bay
 Advisors
 Managed Series.    280,521     44,995,302
Goldman Sachs
 Midcap Value
 Series.........    295,718     40,133,483
Westpeak Growth
 and Income
 Series.........    318,506     52,737,711
Loomis Sayles
 Small Cap
 Series.........    466,286     68,072,072
Salomon Brothers
 U.S. Government
 Series.........     67,545        759,527
Loomis Sayles
 Balanced
 Series.........    927,883     13,354,477
Alger Equity
 Growth Series..  4,069,269     71,472,170
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,025,541     11,496,216
Davis Venture
 Value Series...  4,661,398     87,902,713
Salomon Brothers
 Bond
 Opportunities
 Series.........    105,941      1,257,497
VIP Equity-
 Income
 Portfolio......  6,075,186    114,838,775
VIP Overseas
 Portfolio......  4,647,523     78,413,065
VIP High Income
 Portfolio......    981,426     11,927,393
VIP II Asset
 Manager
 Portfolio......    505,178      7,927,108
                            --------------
Total                       $1,679,784,090
                            ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...        177,286      141,063   1,688,024      146,440        (922)      61,118       58,059
 Dividends receivable................             --           --     317,906           --          --           --           --
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
 Total Assets........................  1,063,057,021   63,951,296  94,004,978  113,097,938  58,280,046   36,387,072   66,412,466

Liabilities
 Due New England Life Insurance
  Company...........................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
  Total Liabilities.................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
Net Assets for Variable Life
 Insurance Policies.................  $  974,704,592  $57,816,044 $85,330,924 $100,709,791 $53,249,987  $32,711,062  $58,951,793
                                      ==============  =========== =========== ============ ============ ===========  ===========

                       See Notes to Financial Statements

                                                                                                   Variable Insurance
                                                                                                     Products Fund
----------------------------------------------------------------------------------------- -------------------------------------
                                                 International
   Small        U.S.                   Equity       Magnum       Venture        Bond        Equity-                    High
    Cap      Government  Balanced      Growth       Equity        Value     Opportunities    Income     Overseas      Income
   Sub-         Sub-       Sub-         Sub-         Sub-          Sub-         Sub-          Sub-        Sub-         Sub-
  Account     Account     Account     Account       Account      Account       Account      Account      Account      Account
-----------  ---------- ----------- ------------ ------------- ------------ ------------- ------------ -----------  -----------
$71,588,857   $774,736  $14,391,467 $102,179,339  $11,691,171  $107,911,360  $1,210,903   $154,432,484 $93,181,595  $11,315,839
    134,394      5,294       13,282      356,305       15,466        52,450       7,704          9,726    (100,707)      15,136
         --         --           --           --           --            --          --             --          --           --
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
 71,723,251    780,030   14,404,749  102,535,644   11,706,637   107,963,810   1,218,608    154,442,210  93,080,888   11,330,975
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
$63,798,887   $691,612  $12,476,648 $ 90,873,849  $10,318,556  $ 95,272,468  $1,090,654   $138,553,401 $84,273,799  $ 9,988,955
===========   ========  =========== ============  ===========  ============  ==========   ============ ===========  ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ --------------
   Small       Asset
    Cap       Manager
   Sub-         Sub-
  Account     Account       Total
------------ ---------- --------------
$71,588,857  $9,174,668 $2,070,454,260
    134,394         271      2,780,390
         --          --        317,906
------------ ---------- --------------
 71,723,251   9,174,938  2,073,552,557
  7,924,364     987,748    194,552,345
------------ ---------- --------------
  7,924,364     987,748    194,552,345
------------ ---------- --------------
$63,798,887  $8,187,191 $1,879,000,212
============ ========== ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1998

                                                                                      New England Zenith Fund
                          ------------------------------------------------------------------------------------
                                                                                                     Growth
                            Capital       Bond      Money       Stock                   Midcap         and
                             Growth      Income     Market      Index      Managed      Value        Income
                              Sub-        Sub-       Sub-       Sub-        Sub-         Sub-         Sub-
                            Account     Account    Account     Account     Account     Account       Account
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Income
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
Expense
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========


                       See Notes to Financial Statements

                                                                                                Variable Insurance
                                                                                                  Products Fund
--------------------------------------------------------------------------------------- ----------------------------------
                                                International
   Small         U.S.                 Equity       Magnum       Venture       Bond        Equity-                 High
    Cap       Government  Balanced    Growth       Equity        Value    Opportunities   Income     Overseas    Income
   Sub-          Sub-       Sub-       Sub-         Sub-         Sub-         Sub-         Sub-        Sub-       Sub-
  Account      Account    Account     Account      Account      Account      Account      Account    Account     Account
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
===========    =======   ========== ===========   =========   ===========   ========    =========== ========== ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ ------------
   Small        Asset
    Cap        Manager
   Sub-          Sub-
  Account      Account      Total
------------- ---------- ------------
$ 1,148,975   $  835,511 $187,037,382
    380,727       50,140   10,697,110
------------- ---------- ------------
    768,248      785,371  176,340,272
  5,422,058      971,097  203,203,584
  3,516,783    1,247,559  390,670,172
------------- ---------- ------------
 (1,905,274)     276,461  187,466,588
     20,862        4,137    7,251,049
------------- ---------- ------------
 (1,884,412)     280,598  194,717,637
------------- ---------- ------------
$(1,116,164)  $1,065,969 $371,057,909
============= ========== ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1997

                                                                                  New England Zenith Fund
                          --------------------------------------------------------------------------------
                                                                                                  Growth
                            Capital        Bond      Money       Stock                 Midcap      and
                             Growth       Income     Market      Index     Managed     Value      Income
                              Sub-         Sub-       Sub-       Sub-        Sub-       Sub-       Sub-
                            Account      Account    Account     Account    Account    Account    Account
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Income
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
Expense
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements


---------------------------------------------------------------------------------
                                           International
  Small        U.S.               Equity      Magnum      Venture       Bond
   Cap      Government Balanced   Growth      Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-        Sub-         Sub-        Sub-
 Account     Account   Account   Account      Account     Account      Account
----------  ---------- -------- ---------- ------------- ---------- -------------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $1,822,395    $43,914
   275,141     2,290     50,941    265,599      51,702      276,055      9,400
----------    ------   -------- ----------   ---------   ----------    -------
 6,004,065     6,799    387,489  4,455,451     157,687    1,546,340     34,514
 3,059,565      (819)   236,625  2,084,389     136,191    2,398,023     (1,153)
 5,422,058    (1,916)   642,612  5,391,267    (155,006)  10,716,783     (2,256)
----------    ------   -------- ----------   ---------   ----------    -------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)   8,318,760     (1,103)
    20,956         1     55,231     75,802       8,303       21,718        201
----------    ------   -------- ----------   ---------   ----------    -------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)   8,340,478       (902)
----------    ------   -------- ----------   ---------   ----------    -------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $9,886,818    $33,612
==========    ======   ======== ==========   =========   ==========    =======
---------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account        Total
----------- ---------- -------- ---------    ------------
$ 8,872,794 $5,434,055 $393,295 $528,401     $231,072,203
    676,059    447,597   41,502   33,135        7,755,657
----------- ---------- -------- --------     ------------
  8,196,735  4,986,458  351,793  495,266      223,316,546
 16,409,989  9,502,216  362,600  547,647      194,486,245
 32,699,163 11,137,299  964,520  971,097      203,203,584
----------- ---------- -------- --------     ------------
 16,289,174  1,635,083  601,920  423,450        8,717,339
    126,489     67,905   12,234    5,368        2,491,649
----------- ---------- -------- --------     ------------
 16,415,663  1,702,988  614,154  428,818       11,208,988
----------- ---------- -------- --------     ------------
$24,612,398 $6,689,446 $965,947 $924,084     $234,525,534
=========== ========== ======== ========     ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1996

                                                                                 New England Zenith Fund
                          -------------------------------------------------------------------------------

                            Capital       Bond       Money      Stock                 Midcap   Growth and
                             Growth      Income      Market     Index     Managed     Value      Income
                              Sub-        Sub-        Sub-       Sub-       Sub-       Sub-       Sub-
                            Account     Account     Account    Account    Account    Account    Account
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Income
 Dividends..............  $ 32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
Expense
 Mortality and expense
  risk charge (Note 3)..     2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net investment income
  (loss)................    30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......    71,963,590    997,195          --  2,853,587  5,216,548  2,881,100  2,105,777
 End of year............   138,009,405     40,519          --  7,633,013  6,137,629  4,823,316  3,107,090
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........    66,045,815   (956,676)         --  4,779,426    921,081  1,942,216  1,001,313
 Net realized gain
  (loss) on investments.       985,421        299          --      1,808     69,775     27,429     18,964
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........    67,031,236   (956,377)         --  4,781,234    990,856  1,969,645  1,020,277
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $ 97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          ============ ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements





----------------------------------------------------------------------------------
                                            International
  Small        U.S.               Equity       Magnum      Venture       Bond
   Cap      Government Balanced   Growth       Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-         Sub-         Sub-        Sub-
 Account     Account*  Account   Account       Account     Account     Account*
----------  ---------- -------- ----------  ------------- ---------- -------------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $ 1,218
    90,146       28      11,713    104,685      19,385        64,656         40
----------    -----    -------- ----------    --------    ----------    -------
 1,534,562      674      93,226    (59,822)     51,962       379,356      1,178
   768,552       --       3,769     65,901      24,089       171,931         --
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092     (1,153)
    31,570       --       2,318     11,723         159         4,907         --
----------    -----    -------- ----------    --------    ----------    -------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $    25
==========    =====    ======== ==========    ========    ==========    =======
----------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account       Total
----------- ---------- -------- ---------   ------------
$ 2,662,990 $1,164,550 $199,463 $174,907    $ 50,453,549
    428,473    325,346   19,551   20,483       4,984,819
----------- ---------- -------- --------    ------------
  2,234,517    839,204  179,912  154,424      45,468,730
  9,642,454  4,022,725  167,043  269,255     101,153,516
 16,409,989  9,502,216  362,600  547,647     194,486,245
----------- ---------- -------- --------    ------------
  6,767,535  5,479,491  195,557  278,392      93,332,729
     27,750     44,049    1,942    4,122       1,232,236
----------- ---------- -------- --------    ------------
  6,795,285  5,523,540  197,499  282,514      94,564,965
----------- ---------- -------- --------    ------------
$ 9,029,802 $6,362,744 $377,411 $436,938    $140,033,695
=========== ========== ======== ========    ============

                   See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1998

                                                                                                 New England Zenith Fund
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                      Capital        Bond          Money         Stock                      Midcap         and         Small
                      Growth        Income        Market         Index        Managed       Value        Income         Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-          Sub-         Sub-         Sub-
                      Account       Account       Account       Account       Account      Account       Account      Account
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-
  accounts.......     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
Net Assets, at
 beginning of the
 period..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
Net Assets, at
 end of the
 period..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                                       International
   U.S.                     Equity        Magnum       Venture         Bond
Government   Balanced       Growth        Equity        Value      Opportunities
   Sub-        Sub-          Sub-          Sub-          Sub-          Sub-
 Account      Account      Account        Account      Account        Account
----------  -----------  ------------  ------------- ------------  -------------
$   34,649  $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920
    17,136      401,219    25,372,043       355,856     9,314,386      (43,844)
----------  -----------  ------------   -----------  ------------   ----------
    51,785      955,409    28,518,286       558,517    11,714,181       47,076
        --    3,185,034    18,566,913     3,131,225    24,165,947           --
   590,096    3,794,185    16,305,214       999,735    23,584,994      612,788
 (111,452)   (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)
----------  -----------  ------------   -----------  ------------   ----------
   478,644    4,645,991    20,418,503     2,627,002    32,141,554      455,841
----------  -----------  ------------   -----------  ------------   ----------
   530,429    5,601,400    48,936,789     3,185,519    43,855,735      502,917
   161,183    6,875,248    41,937,060     7,133,037    51,416,733      587,737
----------  -----------  ------------   -----------  ------------   ----------
$  691,612  $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654
==========  ===========  ============   ===========  ============   ==========
               Variable                      Insurance
         Variable Insurance                  Products
            Products Fund                     Fund II
---------------------------------------     -------------------------------
  Equity-                      High           Asset
   Income       Overseas      Income         Manager
    Sub-          Sub-         Sub-           Sub-
  Account       Account       Account        Account        Total
------------  ------------  -----------    ------------ ---------------
$  7,186,371  $  5,543,453  $   996,739    $   785,371  $  176,340,272
   7,455,548     3,964,503   (1,555,159)       280,598     194,717,637
------------  ------------  -----------    ------------ ---------------
  14,641,919     9,507,956     (558,420)     1,065,969     371,057,909
  26,170,240    17,386,996    2,434,923      1,626,307     516,501,076
   8,474,098       342,473    2,823,884      1,297,121              --
 (18,064,178)  (10,788,946)  (1,891,706)    (1,251,084)   (277,154,223)
------------  ------------  -----------    ------------ ---------------
  16,580,160     6,940,523    3,367,101      1,672,344     239,346,853
------------  ------------  -----------    ------------ ---------------
  31,222,080    16,448,479    2,808,682      2,738,313     610,404,762
 107,331,321    67,825,320    7,180,273      5,448,878   1,268,595,450
------------  ------------  -----------    ------------ ---------------
$138,553,401  $ 84,273,799  $ 9,988,955     $ 8,187,191  $1,879,000,212
============  ============  ===========    ============ ===============





                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1997

                                                                                                New England Zenith Fund
                   -----------------------------------------------------------------------------------------------------------
                      Capital        Bond          Money         Stock                     Midcap                     Small
                      Growth        Income        Market         Index        Managed       Value     Growth and       Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-         Sub-      Income Sub-     Sub-
                      Account       Account       Account       Account       Account      Account      Account      Account
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
Net Assets, at
 beginning of the
 year............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Assets, at
 end of the year.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements



-------------------------------------------------------------------------------
                                      International
   U.S.                    Equity        Magnum       Venture         Bond
Government   Balanced      Growth        Equity        Value      Opportunities
   Sub-        Sub-         Sub-          Sub-          Sub-          Sub-
 Account      Account      Account       Account      Account        Account
----------  -----------  -----------  ------------- ------------  -------------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)
 --------   -----------  -----------   -----------  ------------    --------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612
       --     2,146,406   14,606,449     3,056,999    13,157,429          --
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)
 --------   -----------  -----------   -----------  ------------    --------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357
 --------   -----------  -----------   -----------  ------------    --------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768
 --------   -----------  -----------   -----------  ------------    --------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737
 ========   ===========  ===========   ===========  ============    ========
                                         Variable
                                         Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------------------------
  Equity-                     High        Asset
   Income      Overseas      Income      Manager
    Sub-         Sub-         Sub-         Sub-
  Account       Account      Account     Account        Total
------------  -----------  -----------  ----------- ---------------
$  8,196,735  $ 4,986,458  $   351,793  $  495,266  $  223,316,546
  16,415,663    1,702,988      614,154     428,818      11,208,988
------------  -----------  -----------  ----------- ---------------
  24,612,398    6,689,446      965,947     924,084     234,525,534
  23,866,781   17,551,475    2,042,291   1,403,144     360,665,925
   5,377,892    1,724,137    1,829,771     422,784              --
 (18,885,322)  (9,549,079)  (1,756,377)   (881,229)   (212,980,807)
------------  -----------  -----------  ----------- ---------------
  10,359,351    9,726,533    2,115,685     944,699     147,685,118
------------  -----------  -----------  ----------- ---------------
  34,971,749   16,415,979    3,081,632   1,868,783     382,210,652
  72,359,572   51,409,341    4,098,641   3,580,095     886,384,798
------------  -----------  -----------  ----------- ---------------
$107,331,321  $67,825,320  $ 7,180,273  $5,448,878  $1,268,595,450
============  ===========  ===========  =========== ===============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1996

                                                                                                 New England Zenith Fund
                       --------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                         Capital        Bond         Money         Stock                    Midcap         and         Small
                          Growth       Income        Market        Index       Managed       Value       Income         Cap
                           Sub-         Sub-          Sub-         Sub-         Sub-         Sub-         Sub-         Sub-
                         Account       Account      Account       Account      Account      Account      Account      Account
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)......  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606  $ 1,534,562
 Net realized and
  unrealized gain
  (loss) on
  investments........    67,031,236     (956,377)           --    4,781,234      990,856    1,969,645    1,020,277    2,322,583
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in net
  assets resulting
  from operations....    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883    3,857,145
From Policy-Related
 Transactions
 Net premiums
  transferred from
  New England Life
  Insurance Company
  (Note 4)...........   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936    5,440,860
 Net transfers (to)
  from other sub-
  accounts...........    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270   10,060,122
 Net transfers to New
  England Life
  Insurance Company..   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)  (4,380,392)
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting
  from policy related
  transactions.......    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335   11,120,590
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net increase in net
  assets.............   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218   14,977,735
Net Assets, at
 beginning of the
 year................   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478    6,544,996
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets, at end of
 the year............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696  $21,522,731
                       ============  ===========  ============  ===========  ===========  ===========  ===========  ===========

*For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------
                                     International
   U.S.                   Equity        Magnum       Venture        Bond
Government   Balanced     Growth        Equity        Value     Opportunities
   Sub-        Sub-        Sub-          Sub-         Sub-          Sub-
 Account*    Account      Account       Account      Account      Account*
----------  ----------  -----------  ------------- -----------  -------------
 $   674    $   93,226  $   (59,822)  $    51,962  $   379,356     $ 1,178
    (819)      235,174    2,030,211       112,261    2,230,999      (1,153)
 -------    ----------  -----------   -----------  -----------     -------
    (145)      328,400    1,970,389       164,223    2,610,355          25
      --       811,932    9,286,073     1,454,605    4,876,053          --
  46,951     2,383,695   11,496,667     2,908,047    9,510,686      27,190
    (769)     (708,829)  (6,395,345)   (1,242,748)  (3,721,564)       (447)
 -------    ----------  -----------   -----------  -----------     -------
  46,182     2,486,798   14,387,395     3,119,904   10,665,175      26,743
 -------    ----------  -----------   -----------  -----------     -------
  46,037     2,815,198   16,357,784     3,284,127   13,275,530      26,768
      --       418,211    5,712,498       953,848    3,386,440          --
 -------    ----------  -----------   -----------  -----------     -------
 $46,037    $3,233,409  $22,070,282   $ 4,237,975  $16,661,970     $26,768
 =======    ==========  ===========   ===========  ===========     =======
-----------------------------------------------------------------------------
                                         Variable
                                        Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------

  Equity-                      High       Asset
   Income       Overseas      Income     Manager
    Sub-          Sub-         Sub-        Sub-
  Account       Account      Account     Account        Total
------------  ------------  ----------  ----------  --------------
$  2,234,517  $    839,204  $  179,912  $  154,424  $  45,468,730
   6,795,285     5,523,540     197,499     282,514     94,564,965
------------  ------------  ----------  ----------  --------------
   9,029,802     6,362,744     377,411     436,938    140,033,695
  20,426,731    17,135,189     970,763   1,258,847    285,719,085
   9,029,810     1,051,463   1,631,762     560,948             --
 (13,479,623)  (11,522,274)   (623,788)   (649,631)  (152,002,266)
------------  ------------  ----------  ----------  --------------
  15,976,918     6,664,378   1,978,737   1,170,164    133,716,819
------------  ------------  ----------  ----------  --------------
  25,006,720    13,027,122   2,356,148   1,607,102    273,750,514
  47,352,852    38,382,219   1,742,493   1,972,993    612,634,284
------------  ------------  ----------  ----------  --------------
$ 72,359,572  $ 51,409,341  $4,098,641  $3,580,095  $ 886,384,798
============  ============  ==========  ==========  ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements

1. Nature of Business. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Sub-Accounts. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. Mortality and Expense Risk Charges. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively.

4. Net Premium Transfers and Deductions from Cash Value. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

5. Federal Income Taxes. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. Investment Advisers. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

              Series                      Adviser                    Sub-Adviser
              ------                 ------------------ --------------------------------------
Capital Growth                       CGM*                                 --
Back Bay Advisors Money Market       TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income        TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Managed            TNE Advisers, Inc. Back Bay Advisors, L.P.*
Westpeak Stock Index                 TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and Income           TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Goldman Sachs Midcap Value Series    TNE Advisers, Inc. Goldman Sachs Asset Management, Inc
Loomis Sayles Small Cap              TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced               TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley International Magnum  TNE Advisers, Inc. Morgan Stanley Dean Witter
 Equity                                                  Investment Management, Inc.
Davis Venture Value                  TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth                  TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S. Government     TNE Advisers, Inc. Salomon Brothers Asset Management, Inc
Salomon Brothers Strategic Bond
 Opportunities                       TNE Advisers, Inc. Salomon Brothers Asset Management, Inc

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Dean Witter Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.) went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management, ("Goldman Sachs"), became the subadvisor of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

7. Investment Purchases and Sales. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1998:

                                                       Purchases      Sales
                                                      ------------ ------------
   Capital Growth Series                              $229,923,840 $194,572,879
   Back Bay Advisors Money Market Series               303,898,559  250,343,059
   Back Bay Advisors Bond Income Series                 29,019,450   16,718,466
   Back Bay Advisors Managed Series                     16,871,874   10,374,817
   Westpeak Stock Index Series                          52,293,114   27,237,590
   Westpeak Growth and Income Series                    31,543,693   13,028,848
   Goldman Sachs Midcap Value Series                    13,255,960   10,518,399
   Loomis Sayles Small Cap Series                       36,489,723   19,320,276
   Loomis Sayles Balanced Series                         9,318,701    4,071,999
   Morgan Stanley International Magnum Equity Series     7,480,032    4,717,292
   Davis Venture Value Series                           59,616,224   23,838,504
   Alger Equity Growth Series                           42,615,754   18,064,237
   Salomon Bothers U.S. Government Series                  867,216      285,257
   Salomon Bothers Strategic Bond Opportunities
    Series                                               1,003,667      429,636
   VIP Equity-Income Portfolio                          50,932,583   36,386,679
   VIP Overseas Portfolio                               34,976,709   29,742,167
   VIP High Income Portfolio                             8,610,053    5,246,052
   VIP II Asset Manager Portfolio                        4,502,242    2,748,465

8. Net Investment Returns. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Fixed Premium ("Zenith Life") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.30%   (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %
Bond Income.............  11.91%    7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %
Money Market............   8.87%    7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.70%   (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %
Managed.................  18.67%    2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%
Growth and Income...........................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %
Overseas....................................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%
Asset Manager........................................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.84%   12.78%   25.19 %   47.27 %
Balanced......................................................................     13.75%   16.50%   15.77 %    8.73 %
International Magnum Equity...................................................      3.85%    6.30%   (1.64)%    6.90 %
Venture Value.................................................................     21.64%   25.40%   33.03 %   14.02 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Single Premium ("Zenith Life One") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.17%   (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %
Bond Income.............  11.79%    7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %
Money Market............   8.77%    7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.57%   (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %
Managed.................  18.55%    2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%
Growth and Income...........................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity Income...............................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %
Overseas....................................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%
Asset Manager........................................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.76%   12.66%   25.06 %   47.12 %
Balanced......................................................................     13.67%   16.39%   15.66 %    8.62 %
International Magnum Equity...................................................      3.79%    6.19%   (1.74)%    6.79 %
Venture Value.................................................................     21.56%   25.27%   32.90 %   13.90 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") and Limited Payment ("Zenith Life Executive 65") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.98%   (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %
Bond Income.............  11.63%    7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %
Money Market............   8.60%    7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.37%   (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %
Managed.................  18.37%    2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%
Growth and Income...........................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %
Overseas....................................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%
Asset Manager........................................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.64%   12.49%   24.88 %   46.90 %
Balanced......................................................................     13.56%   16.21%   15.48 %    8.46 %
International Magnum Equity...................................................      3.68%    6.03%   (1.89)%    6.63 %
Venture Value.................................................................     21.44%   25.08%   32.70 %   13.73 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Survivorship ("Zenith Survivorship Life") Policies

                                                Net Investment Return of the Sub-Accounts*
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.59%   (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %
Bond Income.............  11.29%    7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %
Money Market............   8.28%    7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  28.99%   (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %
Managed.................  18.02%    2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%
Growth and Income...........................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %
Overseas....................................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%
Asset Manager........................................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.39%   12.15%   24.50 %   46.46 %
Balanced......................................................................     13.33%   15.86%   15.14 %    8.13 %
International Magnum Equity...................................................      3.48%    5.71%   (2.18)%    6.31 %
Venture Value.................................................................     21.20%   24.71%   32.30 %   13.39 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Flexible Life") Policies


                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  31.88%   (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %
Bond Income.............  11.46%    7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %
Money Market............   8.44%    7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.18%   (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %
Managed.................  18.20%    2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%
Growth and Income...........................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %
Overseas....................................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%
Asset Manager........................................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.51%   12.32%   24.69 %   46.68 %
Balanced......................................................................     13.44%   16.03%   15.31 %    8.29 %
International Magnum Equity...................................................      3.58%    5.87%   (2.04)%    6.47 %
Venture Value.................................................................     21.32%   24.89%   32.50 %   13.56 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Executive Advantage Plus") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ----------------------------------------------------------------------------------------------
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.76 %   (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %
Bond Income.............  12.30 %    8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25 %    8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  30.15 %   (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08 %    3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Midcap Value................................................     14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................     14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Equity-Income...............................................      9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %
Overseas....................................................     14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %
                                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
Small Cap............................................................     (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                         8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
High Income..........................................................      (.37)%   20.79%   13.75%   17.67 %   (4.33)%
Asset Manager........................................................     (4.65)%   17.68%   14.31%   20.65 %   15.05 %
                                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                        12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                        -------- -------- --------  --------
Equity Growth.................................................................      25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................      14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................       4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................      21.92%   25.84%   33.50 %   14.41 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Modified Single Premium ("American Gateway") Policies

                                                 Net Investment Return of the Sub-Accounts
                         --------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Bond Income.............  12.30%    8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25%    8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Stock Index.............  30.15%   (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08%    3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                              4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                   12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                   -------- --------  -------- -------- --------  --------
Midcap Value................................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                       5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                            12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                            --------  -------- -------- --------  --------
Small Cap............................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                                 5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                      12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                      -------- -------- --------  --------
Equity Growth.................................................................    25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................    14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................     4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................    21.92%   25.84%   33.50 %   14.41 %
                                                                                          6/28/96- 1/1/97-   1/1/98-
Sub-Account                                                                               12/31/96 12/31/97  12/31/98
-----------                                                                               -------- --------  --------
U.S. Government........................................................................     4.55%    8.47 %    7.61 %
Strategic Bond Opportunities...........................................................     8.46%   11.07 %    2.04 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

New England Life Insurance Company

Independent Auditors' Report

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

February 16, 1999

New England Life Insurance Company

Consolidated Balance Sheets

December 31, 1998 and 1997 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                             1998       1997
                                                          ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value............ $  769,364 $  734,391
 Equity Securities.......................................     13,240      9,399
 Policy Loans............................................    135,800    104,783
 Real Estate.............................................          0      2,757
 Short-Term Investments..................................     52,285     27,944
 Other Invested Assets...................................     16,372     24,349
                                                          ---------- ----------
    Total Investments....................................    987,061    903,623
Cash and Cash Equivalents................................     43,598     74,148
Deferred Policy Acquisition Costs........................    710,961    565,769
Accrued Investment Income................................     21,802     18,712
Premiums and Other Receivables...........................    145,117     63,036
Other Assets.............................................    111,067     62,326
Separate Account Assets..................................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Assets......................................... $5,277,989 $3,675,839
                                                          ========== ==========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits................................... $  561,746 $  500,429
Policyholder Account Balances............................    210,242    150,648
Other Policyholder Funds.................................    169,090     98,143
Policyholder Dividends Payable...........................     17,774     14,719
Short and Long-Term Debt.................................     82,855     85,981
Income Taxes Payable:
 Current.................................................     10,984      9,102
 Deferred................................................     42,334     42,066
Due to Parent............................................        789    107,337
Other Liabilities........................................     78,721     45,647
Separate Account Liabilities.............................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Liabilities....................................  4,432,918  3,042,297
                                                          ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
Equity
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding........      2,500      2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.......          0          0
Contributed Capital......................................    647,273    447,273
Retained Earnings........................................    177,859    166,422
Accumulated Other Comprehensive Income...................     17,439     17,347
                                                          ---------- ----------
    Total Equity.........................................    845,071    633,542
                                                          ---------- ----------
Total Liabilities and Equity............................. $5,277,989 $3,675,839
                                                          ========== ==========

New England Life Insurance Company

Consolidated Statements of Income and Comprehensive Income

For the Years Ended December 31, 1998, 1997, and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                      1998     1997     1996
                                                    -------- -------- --------
REVENUES
Premiums........................................... $100,689 $ 63,616 $ 37,410
Universal Life and Investment-Type Product Policy
 Fees .............................................  173,766  145,157  101,756
Net Investment Income..............................   49,077   61,059   49,628
Investment Gains (Losses), Net.....................    5,610      890    8,822
Commissions, Fees and Other Income.................  192,411   28,302   44,930
                                                    -------- -------- --------
    Total Revenues.................................  521,553  299,024  242,546
                                                    -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................  149,687  100,180   65,520
Interest Credited to Policyholder Account Balances
 ..................................................    7,735    6,220    5,558
Policyholder Dividends.............................   22,989   21,325   14,830
Other Operating Costs and Expenses.................  316,659  144,342  143,886
                                                    -------- -------- --------
    Total Benefits and Other Deductions............  497,070  272,067  229,794
                                                    -------- -------- --------
Income From Operations Before Income Taxes.........   24,483   26,957   12,752
Income Taxes.......................................   13,046    4,988    3,051
                                                    -------- -------- --------
Net Income......................................... $ 11,437 $ 21,969 $  9,701
                                                    -------- -------- --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, $(299), $(16,588) and $24,212,
   Respectively)...................................       92   13,620  (22,629)
                                                    -------- -------- --------
Comprehensive Income (Loss)........................ $ 11,529 $ 35,589 $(12,928)
                                                    ======== ======== ========

New England Life Insurance Company

Consolidated Statements of Equity

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                     Capital             Accumulated
                                     Stock &                Other
                                   Contributed Retained Comprehensive
                                     Capital   Earnings    Income      Total
                                   ----------- -------- ------------- --------
Balances at December 31, 1995.....  $193,396   $134,752    $26,356    $354,504
Net Income........................                9,701                  9,701
Change in Net Unrealized
 Investment Gains (Losses)........                         (22,629)    (22,629)
Contributed Capital...............   208,846                           208,846
                                    --------   --------    -------    --------
Balances at December 31, 1996.....   402,242    144,453      3,727     550,422
Net Income........................               21,969                 21,969
Change in Net Unrealized
 Investment Gains (Losses)........                          13,620      13,620
Contributed Capital...............    47,531                            47,531
                                    --------   --------    -------    --------
Balances at December 31, 1997.....   449,773    166,422     17,347     633,542
Net Income........................               11,437                 11,437
Change in Net Unrealized
 Investment Gains (Losses)........                              92          92
Contributed Capital...............   200,000                           200,000
                                    --------   --------    -------    --------
Balances at December 31, 1998.....  $649,773   $177,859    $17,439    $845,071
                                    ========   ========    =======    ========

New England Life Insurance Company

Consolidated Statements of Cash Flows

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars in Thousands)
          See accompanying notes to consolidated financial statements.

                                                 1998       1997       1996
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities.........    164,566    178,003    276,420
 Held to Maturity Fixed Maturities...........          0          0     10,519
 Equity Securities...........................     39,333          0          0
 Mortgage Loans on Real Estate...............          0          0      2,210
 Other, Net..................................        721        128          0
 Purchases of:
 Available for Sale Fixed Maturities.........   (184,810)  (326,059)  (259,713)
 Equity Securities...........................    (80,066)         0          0
 Real Estate.................................     (3,644)         0       (480)
 Fixed Asset Property and Equipment..........     (1,459)      (101)    (3,786)
 Other Assets................................        (89)         0    (11,024)
 Net Change in Short-Term Investments........    (24,341)   128,616   (135,731)
 Net Change in Policy Loans..................    (31,017)   (28,520)   (18,052)
 Other, Net..................................      1,631        177         67
                                               ---------  ---------  ---------
Net Cash Used in Investing Activities........   (119,175)   (47,756)  (139,570)
                                               ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.......................    200,000     46,681    159,162
 Borrowed Money..............................     (8,670)    (3,181)         0
 Policyholder Account Balances:
 Deposits....................................    358,090    244,338    482,552
 Withdrawals.................................   (149,499)   (95,066)  (364,933)
 Financial Reinsurance Receivables...........          0      1,823    (37,519)
                                               ---------  ---------  ---------
Net Cash Provided by Financing Activities....    399,921    194,595    239,262
                                               ---------  ---------  ---------
Change in Cash and Cash Equivalents..........    (30,550)    25,001     14,018
Cash and Cash Equivalents, Beginning of Year.     74,148     49,147     35,129
                                               ---------  ---------  ---------
Cash and Cash Equivalents, End of Year.......  $  43,598  $  74,148  $  49,147
                                               =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid...............................  $   3,830  $   1,495  $   1,523
                                               =========  =========  =========
 Income Taxes Paid...........................  $  14,118  $   5,470  $   4,721
                                               =========  =========  =========
Net Income...................................  $  11,437  $  21,969  $   9,701
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
 Net.........................................   (145,787)  (140,578)   (68,626)
 Change in Accrued Investment Income.........     (3,090)    (4,999)       909
 Change in Premiums and Other Receivables....    (82,081)   (57,095)     4,370
 Gains from Sales of Investments, Net........     (5,610)      (890)    (8,822)
 Depreciation and Amortization Expenses......     13,137     10,085      3,118
 Interest Credited to Policyholder Account
  Balances...................................      7,735      6,220      5,558
 Universal Life and Investment-Type Product
  Policy Fee Income..........................   (173,766)  (145,157)  (101,756)
 Change in Future Policy Benefits............     61,317     35,540     18,202
 Change in Other Policyholder Funds..........     70,947      6,309       (283)
 Change in Policyholder Dividends Payable....      3,055      5,701      1,671
 Change in Income Taxes Payable..............      2,358      1,674     (6,634)
 Other, Net..................................    (70,948)   139,383     56,918
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               =========  =========  =========

New England Life Insurance Company

Notes to Consolidated Financial Statements

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. On April 30, 1998 the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquistion, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies, which are principally assumed from MetLife.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain series of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services. TNE Advisers, Inc. changed its name to New England Investment Management, Inc. in March 1999.

NL Holding Corporation (NL Holding), engages in Securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary, is a National Association of Securities Dealers
(NASD) registered broker/dealer.

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements as of and for the year ended December 31, 1996 have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which, it does not have a controlling interest, under the equity method of accounting.

Certain amounts in the prior years' financial statements have been reclassified to conform with the 1998 presentation.

Investments

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

Property and Equipment

Property, equipment and leasehold improvements which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $24,772, and $13,203 at December 31, 1998 and 1997, respectively. Related depreciation and amortization expense was $11,570, $10,085, and $3,118 for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred Policy Acquisition Costs

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Other Intangible Assets

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of insurance acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                             Years Ended
                                                            December 31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------- -------
   Net Balance, January 1............................. $     0  $     0 $     0
     Acquisitions.....................................  23,498        0       0
     Dispositions.....................................       0        0       0
     Amortization.....................................  (1,567)       0       0
                                                       -------  ------- -------
   Net Balance, December 31........................... $21,931  $     0 $     0
                                                       =======  ======= =======
   December 31
     Accumulated Amortization......................... $(1,567) $     0 $     0
                                                       =======  ======= =======

Acquisitions

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period for years ending December 31, 1998, 1999 and 2000, respectively. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

Pro forma Impact of Acquisition

                                                       Years Ended December 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

Future Policy Benefits and Policyholder Account Balances

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing such liabilities range from 4% to 4.5% for life insurance policies.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 7%.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Future policy benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.75% to 6.5%, less expense and mortality charges and withdrawals.

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to income include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to income include interest credited to policyholders.

Dividends to Policyholders

Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Participating Business

Participating business represented approximately 3.52% and 2.94% of the Company's life insurance in force, and 7.96% and 5.79% of the number of life insurance policies in force at December 31, 1998 and 1997, respectively. Participating policies represented approximately 6.15%, 6.22% and 0.74% of gross life insurance premiums, for the years ended December 31, 1998, 1997 and 1996, respectively.

Income Taxes

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Service Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

Separate Account Operations

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

Application of Accounting Pronouncements

In December 1997, the AICPA issued SOP No. 97-3 Accounting for Insurance and Other Enterprises for Insurance Related Assessments (SOP 97-3). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In March 1998, the AICPA issued SOP No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In April 1998, the AICPA issued Statement of Position 98-5, Reporting on the Costs of Start-Up Activities (SOP 98-5). SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 broadly defines start-up activities and provides examples to help entities determine what costs are and are not within the scope of this SOP. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In October 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position SOP 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk (SOP 98-7). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Effective January 1, 1998, the Company adopted SFAS No. 130 Reporting Comprehensive Income (SFAS 130). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial condition or results of operations.

Effective January 1, 1998, the Company adopted SFAS No. 131 Disclosures About Segments of an Enterprise and Related Information (SFAS 131). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial condition or results of operations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives designated as fair value hedges are required to be reported in income. Changes in the fair value of derivatives designated as cash flow hedges are required to be reported in other comprehensive income to the extent the hedge is effective, and until such time as the hedged cash flow is reported in income, whereupon any associated change in fair value of the derivative is also reported in income. Changes in the fair value of derivatives designated as cash flow hedges, to the extent it is ineffective, are reported in income. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is currently in the process of quantifying the impact of SFAS 133.

2. INVESTMENTS

Fixed Maturity and Equity Securities

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1998
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 27,260  $     91 $    47  $ 27,304
  Foreign governments....................    1,679         0       0     1,679
  Corporate..............................  644,636    43,036   5,139   682,533
  Mortgage-backed securities.............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
    Total Equity Securities.............. $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1997
Fixed Maturities:
  U.S. Treasury Securities and
   obligations of U.S. government
   corporations and agencies............. $ 12,105  $    101 $     0  $ 12,206
  Foreign governments....................    2,316        67       0     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282       0    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1998 1997
                                                                       ---- ----
   Net unrealized gains on investments................................ $  0 $281
   Unrealized gains (losses) on the maturity of forward contracts.....    0   14
                                                                       ---- ----
                                                                       $  0 $295
                                                                       ==== ====

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1998 are shown below.

                                                            Amortized Estimated
                                                              Cost    Fair Value
                                                            --------- ----------
   Due in one year or less................................. $ 24,215   $ 24,469
   Due after one year through five years...................   92,090     93,343
   Due after five years through ten years..................  179,470    191,671
   Due after ten years.....................................  377,800    402,033
                                                            --------   --------
     Subtotal..............................................  673,575    711,516
   Mortgage-backed securities..............................   55,027     57,848
                                                            --------   --------
     Total................................................. $728,602   $769,364
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Sales of fixed maturities and equity securities are as follows:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Fixed maturities classified as available-for-
    sale
     Proceeds.....................................  $159,749 $143,107 $275,008
     Gross realized gains.........................  $ 10,901 $    680 $ 19,109
     Gross realized losses........................  $      2 $  1,454 $  3,878
   Fixed maturities classified as held-to-maturity
     Proceeds.....................................  $      0 $      0 $  5,291
     Gross realized gains.........................  $      0 $      0 $    236
     Gross realized losses........................  $      0 $      0 $      0
   Equity Securities
     Proceeds.....................................  $      0 $      0 $      0
     Gross realized gains.........................  $      0 $      0 $      0
     Gross realized losses........................  $      0 $      0 $      0

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

Assets Held in Trust for the Benefit of Other Parties

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1998 the trust held $530,563 of bonds and short-term investments, and at December 31, 1997, the trust held $516,491 of bonds and short-term investments.

Statutory Deposits

The Company had assets on deposit with regulatory agencies of $6,245 and $7,020, at December 31, 1998 and 1997 respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................. $53,467  $50,348  $44,630
   Equity securities................................  (9,118)   4,915        0
   Mortgage loans on real estate....................       0        0      110
   Real estate......................................   4,149      815       55
   Policy loans.....................................   6,855    5,081    3,734
   Cash, cash equivalents and short-term
    Investments.....................................     861    4,160    3,656
   Other investment income..........................      76      591       38
                                                     -------  -------  -------
   Gross investment income..........................  56,290   65,910   52,223
   Investment expenses..............................  (7,213)  (4,851)  (2,595)
                                                     -------  -------  -------
   Net Investment income............................ $49,077  $61,059  $49,628
                                                     =======  =======  =======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Realized investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................  $10,899  $  (774) $15,467
   Equity securities...............................        0        0        0
   Other invested assets...........................       (7)   1,032      512
                                                     -------  -------  -------
       Subtotal....................................   10,892      258   15,979
   Amounts allocable to:
     Amortization of deferred policy acquisition
      costs........................................    5,282     (632)   7,157
                                                     -------  -------  -------
     Investment gains (losses), net................  $ 5,610  $   890  $ 8,822
                                                     =======  =======  =======

The changes in unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Year ended December 31
   Balance, beginning of year......................  $17,347  $ 3,727  $26,356
     Change in unrealized investment gains
      (losses).....................................      391   30,207  (46,850)
     Change in unrealized investment gains (losses)
      attributable to:
       Deferred policy acquisition cost allowances.     (595)  (9,446)  12,211
       Deferred income tax (expense) benefit.......      296   (7,141)  12,010
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

The components of unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed Maturities............................  $40,928  $41,706  $11,525
       Equity Securities...........................    1,191        0        0
       Other.......................................        0       22       (4)
                                                     -------  -------  -------
                                                      42,119   41,728   11,521
   Amounts of unrealized investment gains (losses)
    attributable to:
     Deferred policy acquisition cost allowances...  (15,798) (15,202)  (5,756)
     Deferred income tax (expense) benefit.........   (8,882)  (9,179)  (2,038)
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance recoverables, included in other assets, were outstanding with the following reinsurers:

                                                                 December 31,
                                                                ---------------
                                                                 1998    1997
                                                                ------- -------
   Paul Revere Life Insurance Company.......................... $10,795 $ 4,548
   Cologne Life Reinsurance Company............................   6,519   3,724
   Security Life of Denver Insurance Company...................   4,395   1,804
   American United Life Insurance Company......................   3,852   1,332
   Great West Life & Annuity Insurance Company.................   6,394   2,505
   Swiss Re Life & Health Limited..............................   2,422     908
   Other.......................................................  17,828   3,164
                                                                ------- -------
                                                                $52,205 $17,985
                                                                ======= =======

The effect of reinsurance on premiums earned is as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
   Direct premiums................................ $110,768  $ 30,975  $  2,682
   Reinsurance assumed............................   58,329    62,315    67,483
   Reinsurance ceded..............................  (68,408)  (29,674)  (32,755)
                                                   --------  --------  --------
   Net premiums earned............................ $100,689  $ 63,616  $ 37,410
                                                   ========  ========  ========

Reinsurance and ceded commissions payables, included in other liabilities, were $10,162 and $5,852, at December 31, 1998 and 1997, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                  Years ended December 31,
                                                  ----------------------------
                                                    1998      1997     1996
                                                  ---------  -------- --------
   Balance at January 1.......................... $     809  $     0  $    0
     Reinsurance recoverables....................      (647)       0       0
                                                  ---------  -------  ------
   Net balance at January 1......................       162        0       0
                                                  ---------  -------  ------
   Incurred related to:
     Current year................................       303      173       0
     Prior years.................................       (57)     (11)      0
                                                  ---------  -------  ------
                                                        246      162       0
                                                  ---------  -------  ------
   Paid related to:
     Current year................................         2        0       0
     Prior years.................................        18        0       0
                                                  ---------  -------  ------
                                                         20        0       0
                                                  ---------  -------  ------
   Balance at December 31........................       388      162       0
     Add: Reinsurance recoverables...............     1,565      647       0
                                                  ---------  -------  ------
   Balance at December 31........................ $   1,953  $   809  $    0
                                                  =========  =======  ======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       Current Deferred   Total
                                                       ------- --------  -------
   1998
   Federal............................................ $13,734 $  (788)  $12,946
   State and Local....................................       0     100       100
                                                       ------- -------   -------
     Total............................................ $13,734 $  (688)  $13,046
                                                       ======= =======   =======
   1997...............................................
   Federal............................................ $ 8,473 $(3,772)  $ 4,701
   State and Local....................................     316     (29)      287
                                                       ------- -------   -------
     Total............................................ $ 8,789 $(3,801)  $ 4,988
                                                       ======= =======   =======
   1996
   Federal............................................ $ 5,333 $(1,531)  $ 3,802
   State and Local....................................       0    (751)     (751)
                                                       ------- -------   -------
     Total............................................ $ 5,333 $(2,282)  $ 3,051
                                                       ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Income before taxes.............................. $24,483  $26,957  $12,752
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   8,569    9,435    4,463
   Tax effect of:
     Change in valuation allowance..................       0        0  (13,948)
     NOL benefit write-off..........................       0        0   13,012
     Tax exempt investment income...................    (100)       0        0
     Tax Credits....................................    (100)       0        0
     State and local income taxes...................     100   (1,013)    (488)
     Other, net.....................................   4,577   (3,434)      12
                                                     -------  -------  -------
   Income Tax Expense............................... $13,046  $ 4,988  $ 3,051
                                                     =======  =======  =======

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1998       1997
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $ 177,017  $  63,723
     Other, net..........................................    15,453     81,988
                                                          ---------  ---------
       Total gross assets................................   192,470    145,711
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (1,068)    (2,456)
     Deferred policy acquisition costs...................  (208,881)  (168,270)
     Unrealized investment gains, net....................    (8,882)    (9,179)
     Other, net..........................................   (15,973)    (7,872)
                                                          ---------  ---------
       Total gross liabilities...........................  (234,804)  (187,777)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,334) $ (42,066)
                                                          =========  =========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                    1998      1997      1996
                                                  --------  --------  --------
   Policyholder liabilities...................... $(49,251) $(23,759) $(17,818)
   Net operating loss carryforward...............        0    12,548       464
   Investments...................................   (1,388)    1,319         0
   Deferred policy acquisition costs.............   40,611    33,621    21,828
   Other, net....................................    9,340   (27,530)   (6,756)
                                                  --------  --------  --------
     Total....................................... $   (688) $ (3,801) $ (2,282)
                                                  ========  ========  ========

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                         Pension Benefits     Other Benefits
                                         ------------------  ------------------
                                                    December 31,
                                         --------------------------------------
                                           1998      1997      1998      1997
                                         --------  --------  --------  --------
   Change in projected benefit
    obligation
   Projected benefit obligation at
    beginning of year..................  $210,590  $177,125  $ 46,591  $ 49,654
   Service cost........................     6,927     5,310       942       885
   Interest cost.......................    15,878    13,958     3,267     3,707
   Actuarial gain......................    14,831    15,926     1,256    (3,972)
   Divestitures........................         0         0         0         0
   Curtailments........................         0         0         0         0
   Terminations........................         0         0         0         0
   Change in benefits..................    11,935     5,755       (10)        0
   Benefits paid.......................    (7,674)   (7,484)   (3,059)   (3,683)
                                         --------  --------  --------  --------
   Projected benefit obligation at end
    of year............................  $252,487  $210,590  $ 48,987  $ 46,591
                                         --------  --------  --------  --------
   Change in plan assets
   Contract value of plan assets at
    beginning of year..................  $150,820  $130,995  $      0  $      0
   Actual return on plan assets........    28,309    22,250         0         0
   Employer contribution...............    12,997     5,059         0         0
   Benefits paid.......................    (7,323)   (7,484)        0         0
                                         --------  --------  --------  --------
   Contract value of plan assets at end
    of year............................  $184,803  $150,820  $      0  $      0
                                         --------  --------  --------  --------
   Over/(Under) funded.................  $(67,684) $(59,770) $(48,987) $(46,591)
   Unrecognized net asset at
    transition.........................    (1,674)   (2,844)        0         0
   Unrecognized net actuarial gains....    34,350    35,889   (17,787)  (18,872)
   Unrecognized prior service cost.....    16,854     5,832        (9)        0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $(66,783) $(65,463)
                                         ========  ========  ========  ========
   Qualified plan prepaid pension cost.  $ (2,164) $ (7,205) $      0  $      0
   Non-qualified plan accrued pension
    cost...............................   (15,990)  (13,688)        0         0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $      0  $      0
                                         ========  ========  ========  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                Non-Qualified
                           Qualified Plan           Plan                Total
                          ------------------  ------------------  ------------------
                            1998      1997      1998      1997      1998      1997
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $226,717  $193,652  $ 25,770  $ 16,938  $252,487  $210,590
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   184,803   150,820         0         0   184,803   150,820
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(41,914) $(42,832) $(25,770) $(16,938) $(67,684) $(59,770)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                    Other
                                              Pension Benefits    Benefits
                                              ------------------  ----------
                                                1998      1997    1998  1997
                                              --------  --------  ----  ----
   Weighted average assumptions as of
    December 31,
   Discount rate.............................     7.25%     7.75% 7.00% 7.75%
   Expected return on plan assets............     8.50%     8.75%   --    --
   Rate of compensation increase.............     4.50%     5.00%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.40% in 1998, gradually decreasing to 5.00% over five years and generally 7.80% in 1997, gradually decreasing to 5.00% over eight years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One %    One %
                                                              Increase Decrease
                                                              -------- --------
   Effect on total of service and interest cost components...  14.50%   12.70%
   Effect on accumulated postretirement benefit obligation...  12.80%   11.30%

The components of periodic benefit costs were as follows:

                                 Pension Benefits            Other Benefits
                            ----------------------------  ---------------------
                              1998      1997      1996     1998   1997    1996
                            --------  --------  --------  ------ ------  ------
   Components of periodic
    benefit cost
   Service cost............ $  6,927  $  5,310  $  5,761  $  942 $  885  $  876
   Interest cost...........   15,878    13,958    12,489   3,267  3,707   3,183
   Expected return on plan
    assets.................  (12,866)  (22,250)  (15,468)      0      0       0
   Net amortization and
    deferrals..............      669    11,092     6,009     167   (871) (1,155)
                            --------  --------  --------  ------ ------  ------
   Net periodic benefit
    cost................... $ 10,608  $  8,110  $  8,791  $4,376 $3,721  $2,904
                            ========  ========  ========  ====== ======  ======

Savings and Investment Plans

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,252, $1,588 and $3,386 for the years ended December 31, 1998, 1997 and 1996, respectively.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  Rental Sub-rental Gross Rental
                                                  Income   Income     Expense
                                                  ------ ---------- ------------
   1999..........................................  $52    $ 4,066     $ 14,851
   2000..........................................   31      7,845       14,805
   2001..........................................    0      7,854       13,221
   2002..........................................    0      7,864       12,336
   2003..........................................    0      8,026       12,023
   Thereafter....................................    0     34,525      114,855
                                                   ---    -------     --------
     Total.......................................  $83    $70,180     $182,091
                                                   ===    =======     ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The interest rate applied was 6.4%, 5.8% and 5.7% at December 31, 1998, 1997 and 1996, respectively. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years or less. The carrying value of the loan approximates its fair value of $13,295. Repayments of principal and interest of $8,612, $3,155 and $0 were made during 1998, 1997 and 1996, respectively. The Company repaid the entire outstanding balance of the loan in January 1999.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $69,560, repayments of $0, $0 and $0 were made during 1998, 1997 and 1996, respectively.

9. CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $202, $42, and $42 in 1998, 1997, and 1996, respectively, of which $202, $33, and $27 were to be credited against premium taxes.

The Company has no contingent liabilities that would materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings that are beyond the ordinary course of business that could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   Years Ended December 31,
                                                 ------------------------------
                                                   1998       1997       1996
                                                 ---------  ---------  --------
   Compensation................................. $  86,822  $  58,754  $ 36,172
   Commissions..................................   166,218     77,351    51,617
   Interest and debt expense....................     9,374      6,750     6,261
   Amortization of policy acquisition costs.....    31,994     17,723    22,233
   Capitalization of policy acquisition costs...  (183,064)  (157,670)  (98,016)
   Rent expense, net of sub-lease income........     4,252      4,473     3,060
   Other........................................   201,063    136,961   122,559
                                                 ---------  ---------  --------
     Total...................................... $ 316,659  $ 144,342  $143,886
                                                 =========  =========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments are as follows:

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December 31, 1998:
   Assets
   Fixed Maturities......................................... $769,364  $769,364
   Equity Securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   Liabilities
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................    7,832     7,832
   Short and long-term debt.................................   82,855    82,855

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December  31, 1997:
   Assets
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   Liabilities
   Policyholder account balances............................   13,356    12,593
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

Policy Loans

Policy loans are stated at unpaid principal balances, which approximates fair value.

Cash and Cash Equivalents and Short-term Investments

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

Policyholder Account Balances

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

Short-term and Long-term Debt

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory surplus............................. $ 456,525  $ 307,290  $ 355,853
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (336,821)  (279,510)  (195,273)
  Deferred policy acquisition costs...........   710,961    565,769    434,637
  Deferred Federal Income taxes...............   (42,334)   (42,066)   (40,185)
  Valuation of investments....................    53,514     56,873     11,503
  Statutory asset valuation reserves..........    10,636      8,388      3,335
  Statutory interest maintenance reserve......       816        571        306
  Surplus notes...............................   (69,560)   (64,016)   (58,911)
  Receivables from reinsurance transactions...    26,004     27,519     26,030
  Other, net..................................    35,330     52,724     13,127
                                               ---------  ---------  ---------
GAAP Equity................................... $ 845,071  $ 633,542  $ 550,422
                                               =========  =========  =========
                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory net income (loss)................... $ (28,043) $ (37,358) $ (46,021)
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (196,754)  (311,588)   (41,174)
  Deferred policy acquisition costs...........   135,788    139,947     68,626
  Deferred Federal Income taxes...............       688      3,801      2,282
  Valuation of investments....................   (13,490)         0          0
  Statutory interest maintenance reserve......       245        342        231
  Other, net..................................   113,003    226,825     25,757
                                               ---------  ---------  ---------
Net GAAP Income............................... $  11,437  $  21,969  $   9,701
                                               =========  =========  =========

The Company is currently undergoing an examination by the Massachusetts Department of Insurance. The Company believes that there will be no material audit adjustments for the periods under examination.

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under an Administrative Services Agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger of NEMLICO and MetLife, the Company entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $193,641, $186,757 and $88,043 including accruals for administrative services on NEMLICO administered contracts for 1998, 1997, and for the period of September 1, 1996 through December 31, 1996, respectively. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In addition, $14,123 and $600 for 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. Under these agreements the Company paid $6,166 in 1998.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340, $2,340 and $780 in 1998, 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 that included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $69,560 and $64,016 at December 31, 1998 and 1997, respectively.

Pursuant to certain Reinsurance Agreements, the Company cedes a portion of premiums on certain variable life, traditional life and universal life policies to Omega Reinsurance Corporation. Reinsurance premiums paid by the Company to Omega were $11,539, $10,372 and $5,009 for 1998, 1997 and 1996, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $3,258,383 and $1,988,225 at December 31, 1998 and 1997, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $30,714, $12,642 and $6,464 in 1998, 1997 and 1996, respectively.

15. YEAR 2000

The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant cost associated with additional mainframe capacity necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $51,000, (unaudited) of which approximately $41,300 has been incurred through December 31, 1998.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, group medical, and group disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 December 31, 1998
                          -------------------------------------------------------------------
                                                                       Corporate
                          Individual  Individual  Group      Group        and
                             Life      Annuity   Pension   Life, A&H  Subsidiaries   Total
                          ----------  ---------- --------  ---------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394     $ 30,114   $  100,689
Universal Life and
 Investment-Type
 Product Policy Fees....     161,936      9,332     2,788      (290)           0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651       73,079       49,077
Investment Gains,
 (Losses) Net...........        (182)        (7)       (4)       17        5,786        5,610
Commissions, Fees, and
 Other Income...........       9,408      6,042     1,118    20,430      155,413      192,411
                          ----------   --------  --------  --------     --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202      264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561       46,600      149,687
Interest Credited to
 Policyholder
 Account Balances.......       6,337      1,264        83         0           51        7,735
Policyholder Dividends..       1,135          4         0         3       21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731      179,703      316,659
                          ----------   --------  --------  --------     --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295      248,201      497,070
Income from Operations
 Before
 Income Taxes...........       1,934     (5,889)     (660)   12,907       16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986          (83)      13,046
                          ----------   --------  --------  --------     --------   ----------
  Net Income............  $   (8,034)  $ (5,487) $   (237) $  8,921     $ 16,274   $   11,437
                          ==========   ========  ========  ========     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     616,959     42,524     2,359     2,511       46,608      710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716            0    3,258,383
Policyholder
 Liabilities............     380,586     38,912       768    19,233      501,579      941,078
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716            0    3,258,383

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1997
                          -----------------------------------------------------------------
                                                                     Corporate
                          Individual Individual  Group      Group       and
                             Life     Annuity   Pension   Life, A&H Subsidiaries   Total
                          ---------- ---------- --------  --------- ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0   $ 3,743    $ 32,642   $   63,616
Universal Life and
 Investment-Type
 Product Policy Fees....     139,235     4,732       486       704           0      145,157
Net Investment Income...      31,905      (270)      (20)     (118)     29,562       61,059
Investment Gains,
 (Losses) Net...........         523         0         0         0         367          890
Commissions, Fees, and
 Other Income...........       9,542     3,253       266     4,383      10,858       28,302
                          ----------  --------  --------   -------    --------   ----------
Total Revenue...........     208,405     7,746       732     8,712      73,429      299,024
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0     3,827      21,912      100,180
Interest Credited to
 Policyholder
 Account Balances.......       5,371       664       149         0          36        6,220
Policyholder Dividends..         507         1         0         0      20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092     6,745      26,064      144,342
                          ----------  --------  --------   -------    --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241    10,572      68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)   (1,860)      4,600       26,957
Income Taxes............       2,701    (1,203)     (504)     (447)      4,441        4,988
                          ----------  --------  --------   -------    --------   ----------
  Net Income............  $   30,152  $ (5,924) $ (1,005)  $(1,413)   $    159   $   21,969
                          ==========  ========  ========   =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     498,208    24,226     1,347       877      41,111      565,769
Separate Account Assets.   1,426,347   450,441   111,437         0           0    1,988,225
Policyholder
 Liabilities............     258,880    20,476       197     6,398     463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437         0           0    1,988,225

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1996
                          ----------------------------------------------------------------
                                                                    Corporate
                          Individual Individual  Group     Group       and
                             Life     Annuity   Pension  Life, A&H Subsidiaries   Total
                          ---------- ---------- -------  --------- ------------ ----------
REVENUES
Premiums................   $  1,729   $      0  $    0    $    56    $ 35,625   $   37,410
Universal Life and
 Investment-Type
 Product Policy Fees....    101,153        603       0          0           0      101,756
Net Investment Income...     23,667       (105)     (2)        (6)     26,074       49,628
Investment Gains,
 (Losses) Net...........        396          0       0          0       8,426        8,822
Commissions, Fees and
 Other Income...........      8,340         45     290        363      35,892       44,930
                           --------   --------  ------    -------    --------   ----------
  Total Revenues........    135,285        543     288        413     106,017      242,546
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     25,595        654       0        176      39,095       65,520
Interest Credited to
 Policyholder
 Account Balances.......      5,345        167       0          0          46        5,558
Policyholder Dividends..         13          0       0          0      14,817       14,830
Other Operating Costs
 and Expenses...........     81,559     13,499      71      1,798      46,959      143,886
                           --------   --------  ------    -------    --------   ----------
  Total Benefits and
   Other Deductions.....    112,512     14,320      71      1,974     100,917      229,794
Income from Operations
 Before Income Taxes....     22,773    (13,777)    217     (1,561)      5,100       12,752
Income Taxes............     (2,772)       723       0          0       5,100        3,051
                           --------   --------  ------    -------    --------   ----------
  Net Income............   $ 25,545   $(14,500) $  217    $(1,561)   $      0   $    9,701
                           ========   ========  ======    =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......    378,397     11,883     147          0      44,209      434,636
Separate Account Assets.    999,130    201,180   6,649          0           0    1,206,959
Policyholder
 Liabilities............    181,484      6,657       0        529     459,884      648,554
Separate Account
 Liabilities............    999,130    201,180   6,649          0           0    1,206,959

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Survivorship Life Prospectus dated April 30, 1999. This Variable Life Policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)

                         ZENITH SURVIVORSHIP LIFE

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by

               New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

The Policy provides premium flexibility and two types of death benefit guarantees as long as your total premiums paid meet certain minimum requirements and no policy loan is outstanding. Insurance coverage is provided on the lives of two insureds. The death benefit is payable at the death of the second to die.

You may choose among four death benefit options. Two provide a fixed death benefit equal to the Policy's face amount. Two provide a death benefit that may vary daily with the investment experience of the Eligible Funds. Under any of the death benefit options, the minimum death benefit guarantee(s) are available. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income Series  Goldman Sachs Midcap Value Series
Back Bay Advisors Managed Series      Morgan Stanley International Magnum
Back Bay Advisors Money Market        Equity Series
Series

Capital Growth Series                 VARIABLE INSURANCE PRODUCTS FUND ("VIP")

Westpeak Growth and Income Series
Westpeak Stock Index Series           Overseas Portfolio
Loomis Sayles Balanced Series         Equity-Income Portfolio
Loomis Sayles Small Cap Series        High Income Portfolio

Alger Equity Growth Series
Davis Venture Value Series            VARIABLE INSURANCE PRODUCTS FUND II
                                      ("VIP II")


                                      Asset Manager Portfolio.

You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage.

--------

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                              APRIL 30, 1999

                               TABLE OF CONTENTS

GLOSSARY.................................................................  A-4
INTRODUCTION TO THE POLICIES.............................................  A-5
 The Policies............................................................  A-5
 Availability of the Policy..............................................  A-7
 Policy Charges..........................................................  A-7
 How the Policy Works....................................................  A-9
 Receipt of Communications and Payments at NELICO's Home Office.......... A-10
 NELICO.................................................................. A-10
POLICY VALUES AND BENEFITS............................................... A-11
 Death Benefit........................................................... A-11
 Minimum Guaranteed Death Benefit........................................ A-11
 Death Proceeds Payable.................................................. A-13
 Change in Death Benefit Option.......................................... A-13
 Extending the Maturity Date............................................. A-13
 Cash Value.............................................................. A-14
 Net Investment Experience............................................... A-14
 Allocation of Net Premiums.............................................. A-14
 Amount Provided for Investment under the Policy......................... A-14
 Right to Return the Policy.............................................. A-15
CHARGES AND EXPENSES..................................................... A-15
 Deductions from Premiums................................................ A-16
 Surrender Charge........................................................ A-16
 Monthly Deduction from Cash Value....................................... A-18
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................ A-19
 Group or Sponsored Arrangements......................................... A-21
PREMIUMS................................................................. A-22
 Flexible Premiums....................................................... A-22
 Lapse and Reinstatement................................................. A-23
OTHER POLICY FEATURES.................................................... A-24
 Loan Provision.......................................................... A-24
 Surrender............................................................... A-25
 Partial Surrender....................................................... A-25
 Reduction in Face Amount................................................ A-26
 Investment Options...................................................... A-26
 Transfer Option......................................................... A-27
 Payment of Proceeds..................................................... A-27
 Exchange of Policy During First 24 Months............................... A-28
 Policy Split Rider...................................................... A-28
 Payment Options......................................................... A-28
 Additional Benefits by Rider............................................ A-29
 Policy Owner and Beneficiary............................................ A-29
THE VARIABLE ACCOUNT..................................................... A-30
 Investments of the Variable Account..................................... A-30
 Investment Objectives................................................... A-31
 Investment Management................................................... A-33
THE FIXED ACCOUNT........................................................ A-34
 General Description..................................................... A-34
 Values and Benefits..................................................... A-34
 Policy Transactions..................................................... A-35
NELICO'S DISTRIBUTION AGREEMENT.......................................... A-35

LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY........................ A-36
 Notification of First Death............................................ A-36
 Misstatement of Age or Sex............................................. A-36
 Suicide................................................................ A-36
TAX CONSIDERATIONS...................................................... A-37
 Introduction........................................................... A-37
 Tax Status of the Policy............................................... A-37
 Tax Treatment of Policy Benefits....................................... A-37
 NELICO's Income Taxes.................................................. A-40
MANAGEMENT.............................................................. A-40
VOTING RIGHTS........................................................... A-43
RIGHTS RESERVED BY NELICO............................................... A-43
TOLL-FREE NUMBERS....................................................... A-44
REPORTS................................................................. A-44
ADVERTISING PRACTICES................................................... A-44
LEGAL MATTERS........................................................... A-45
REGISTRATION STATEMENT.................................................. A-45
EXPERTS................................................................. A-45
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH
 VALUES AND ACCUMULATED SCHEDULED PREMIUMS ............................. A-46
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION........................... A-54
APPENDIX C: LONG TERM MARKET TRENDS..................................... A-74
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE......................... A-76
APPENDIX E: TAX INFORMATION............................................. A-77
APPENDIX F: TAX LAW AND THE DEATH BENEFIT............................... A-78
APPENDIX G: ENHANCED DEATH BENEFIT LIMITATIONS.......................... A-79
FINANCIAL STATEMENTS....................................................  F-1

                                    GLOSSARY

Account. A sub-account of the Variable Account or the Fixed Account.

Age. The age of an insured refers to the insured's age at his or her nearest birthday.

Benchmark Premium. We use the Benchmark Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the level premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity
Date), assuming charges are imposed at the guaranteed levels and a 4% rate of interest.

Cash Value. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

Excess Policy Loan. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

Fixed Account. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.


Investment Start Date. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date.

Maturity Date. The Policy anniversary on which the younger insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

Net Cash Value. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

Net Investment Experience. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

Planned Premium. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

Premiums. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

Policy Date. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her
Part II of the application and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

You. "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

The Policies

The Policies are designed to provide lifetime insurance coverage for two insureds payable at the death of the second to die. They are not offered primarily as an investment.

Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

  --You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

  --You can allocate net premiums, after an initial period in the Zenith
    Money Market Sub-Account, to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including a fund which invests primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and Interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose among four forms of death benefit options under the Policy. The two level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit under each option could increase to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

  --Regardless of investment experience, the death benefit is guaranteed never to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a policy year (twelve times in a policy year for Policies issued in New York) without our consent. We currently allow 12 transfers per policy year in all states. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege and a partial surrender feature are available. (See
    "Loan Provision" and "Partial Surrender".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit survivorship life insurance policy issued by us or an affiliate on the joint lives of the insureds. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts.

The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

Availability of the Policy

The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The minimum face amount available is $100,000 unless we consent to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. Policies for which insurance charges do not vary based on the sex of the insured may not be available; and use of sex-based insurance charges may not meet requirements that apply to some employee benefit plans.

Policy Charges

Premium-Based Charges. We deduct the following charges from premiums:

  --A sales charge of 9%. We currently intend to waive this charge on premiums paid after the first 15 policy years (17 policy years, for Policies issued in Pennsylvania);

  --A state premium tax charge of 2.5%;

  --A charge for federal taxes of 1%.

Surrender Charge. The Surrender Charge includes:

  --A deferred administrative charge. This charge applies to a lapse, surrender, face amount reduction or partial surrender that reduces the face amount during the first 14 Policy years. This charge is $4.00 per $1,000 of face amount for the first five Policy years, and then reduces monthly until it reaches $2.00 at the end of the tenth Policy year and 0 at the end of the 14th Policy year. The charge may be less if the average of the issue ages is greater than 60.

  --A deferred sales charge. This charge applies to a lapse, surrender, face amount reduction or partial surrender that reduces the face amount during the first 14 Policy years. For Policies covering insureds whose average issue age is 60 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The maximum Deferred Sales Charge in those years equals 41% of one Benchmark Premium plus 41% of a second Benchmark Premium and 8% of a third Benchmark Premium. The Deferred Sales Charge will never be more than $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year. If you lapse or surrender the Policy, reduce its face amount, or make a partial surrender that reduces the face amount in the first two Policy years, the maximum Deferred Sales Charge will be 21% of one Benchmark Premium. The charge may be less if the average of the issue ages is above 60.

We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

Monthly Deduction from Cash Value. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance and for any benefits provided by rider;

  --Monthly administrative charge, currently equal to $0.12 per $1,000 of face amount in the first Policy year and $0.06 per $1,000 thereafter (guaranteed not to exceed $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 thereafter). Currently, we intend to apply this charge to no more than $4 million of Policy face amount beginning in the second Policy year;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  --Monthly policy fee, currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

Charges Deducted from the Variable Account and the Eligible Funds. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the sub-account assets for our mortality and expense risk, equal to an annual rate of .90%;

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

See "Charges and Expenses".

                              HOW THE POLICY WORKS

                             [CHART APPEARS HERE]

Premium Payments
 .  Flexible
 .  Planned premium options
   -Minimum premium (in first three Policy years)
   -Guaranteed Death Benefit 2 Premium (to age 80)
   -Guaranteed Death Benefit 1 Premium (to age 100)

Charges from Premium Payments
 .  Sales Load: 9.00%. We intend to waive after 15 policy yrs. (17 policy years in PA)
 .  State Premium Tax Charge: 2.5%
 .  Charge for Federal Taxes: 1%

Loans
 .  After the free look period, you may borrow a portion of your cash value
 .  Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible
   Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.0% interest after 15 policy years.)

Retirement Benefits
 .  Fixed settlement options are available for policy proceeds

Cash Values
 .  Net premium payments invested in your choice of Eligible Fund investments
   (after an initial period in the Zenith Money Market Sub-Account) or the Fixed Account
 .  The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 .  We do not guarantee the cash value invested in the Eligible Funds
 . Any earnings you accumulate are generally free of any current income taxes . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per policy year, after the free look period.
   We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
 . You may allocate your cash value among a maximum of nine accounts at any one time

Death Benefit
 .  Paid upon the 2nd death
 .  Level or Variable Death Benefit Options
 .  Guaranteed not to be less than initial face amount (less any loan balance) if
   Death Benefit Guarantee is in effect
 .  Income tax free to named beneficiary

Daily Deductions from Assets
 .  Mortality and expense risk charges of .90% on an annual basis are deducted from the cash value
 .  Investment advisory fees and other expenses are deducted from the Eligible
   Fund values

Beginning of Month Charges
 .  We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month
 .  Any Rider Charges
 .  Policy Fee: $5.00 (not to exceed $7.50) per month
 . Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly . Administrative Charge: $.12 (guaranteed not to exceed $.16) per $1000 face amount monthly (first year) and $.06 (guaranteed not to exceed $.10) per $1000 face amount monthly (after first year)

Surrender Charges
 .  Deferred Sales Charge and Deferred Administrative Charge (see page A-16)

Living Benefits
 . If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits.
 .  You may surrender the Policy at any time for its cash surrender value
 .  Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .  Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 . Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

Receipt of Communications and Payments at NELICO's Home Office

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO
NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                             [CHART APPEARS HERE]

                                     NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.


Premiums and Unscheduled Payments

Fixed Account

VARIABLE ACCOUNT
Zenith Capital Growth Sub-Account
Zenith Bond Income Sub-Account
Zenith Money Market Sub-Account
Zenith Managed Sub-Account
Zenith Stock Index Sub-Account
Zenith Growth and Income Sub-Account
Zenith Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Equity Growth Sub-Account
Zenith Venture Value Sub-Account
Zenith Midcap Value Sub-Account
Zenith International Magnum Equity Sub-Account
Equity-Income Sub-Account
Overseas Sub-Account
High Income Sub-Account
Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Loomis Sayles Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Goldman Sachs Midcap Value Series
Morgan Stanley International Magnum Equity Series

VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio

VIP II
Asset Manager Portfolio

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                           POLICY VALUES AND BENEFITS

Death Benefit

Death Benefit Options. When you apply for a Policy, you choose among four death benefit options. The death benefit is payable to the beneficiary at the death of the second insured to die.

The Option A (Enhanced with Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code on an enhanced basis, as described below.

The Option B (Enhanced with Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code on an enhanced basis, as described below. In general, the Option B death benefit does not significantly exceed the Option D death benefit.

The Option C (Face Amount) death benefit is equal to the face amount of the Policy. The Option C death benefit, like the Option A death benefit, is fixed, subject to increases required by the Internal Revenue Code. For Option C, these increases are NOT enhanced.

The Option D (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option D death benefit is also subject to increases required by the Internal Revenue Code. For Option D, these increases are NOT enhanced.

To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

In the case of Option A or Option B, the death benefit will be a maximum of
1.45 times the amount required to satisfy tax law requirements, until age 91 of the younger insured. This results in a higher death benefit than required by law. After age 91 of the younger insured, the maximum enhancement factor of
1.45 is reduced by .05 each year for nine years, until the factor is 1.00. The enhanced death benefit is subject to some limits that depend in part on your Policy's tabular cash value. (Tabular cash value is a hypothetical value that uses the Guaranteed Death Benefit 1 Premium, maximum guaranteed charges and a 4% interest rate. See Appendix G).

Minimum Guaranteed Death Benefit

The Policy provides two Minimum Guaranteed Death Benefits. We determine whether a Minimum Guaranteed Death Benefit is in effect on the first day of each Policy month. If a Minimum Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month. The minimum premiums necessary to maintain either Minimum Guaranteed Death Benefit are shown in your Policy and also appear in your personalized illustration.

Minimum Guaranteed Death Benefit 1. We determine if Minimum Guaranteed Death Benefit 1 is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date (age 100 of the younger insured).

This Benefit is in effect if:

  (1) the total of all premiums paid for each Policy year, accumulated at a 4% rate as if they were paid on the first day of the Policy year, less any partial surrender in each Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to

  (2) the Guaranteed Death Benefit 1 Fund
and there is no outstanding Policy loan. For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

DURING A POLICY YEAR, the amount of premiums paid in (1) above includes premiums paid less partial surrenders in the current Policy year, and the amount in (2) above includes 1/12 of the Guaranteed Death Benefit 1 Premium for each Policy month of the current Policy year up to and including the current Policy month.

The Guaranteed Death Benefit 1 Fund assumes that the Guaranteed Death Benefit 1 Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year. The Fund values shown in your Policy are for the end of each Policy year.

If you lose the Guaranteed Minimum Death Benefit 1 due to insufficient premium payments, it is unlikely because of Federal tax law limitations that you can pay enough premiums in future years to regain the guarantee. Federal tax law limitations also may prevent you from paying enough premiums to maintain the Minimum Guaranteed Death Benefit 1 following: reductions in face amount, including partial surrenders that reduce the face amount; reduction or deletion of a rider benefit; or improvement in your Policy's rating classification (see "Reduction in Face Amount").

UNDER POLICIES ISSUED IN NEW YORK, we call the Minimum Guaranteed Death Benefit 1 the "No Lapse Guarantee Benefit 1", we call the Minimum Guaranteed Death Benefit 1 Fund the "No Lapse Guarantee Benefit 1 Fund", and we call the Minimum Guaranteed Death Benefit 1 Premium the "No Lapse Guarantee Benefit 1 Premium".

MINIMUM GUARANTEED DEATH BENEFIT 2. We determine if Minimum Guaranteed Death Benefit 2 is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the younger insured reaches age 80 (or would have attained age 80, if that person died before reaching age 80), or 20 years from the Policy Date, but no later than the Maturity Date (age 100 of the younger insured) of the Policy.

This Benefit is in effect if:

  (1) the total of all premiums paid for each Policy year, accumulated at a 4% rate as if they were paid on the first day of the Policy year, less any partial surrender in each Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to

  (2) the Guaranteed Death Benefit 2 Fund

and there is no outstanding Policy loan. For these purposes, we treat premiums paid within 20 days prior to a Policy anniversary as if paid in the next Policy year.

DURING A POLICY YEAR, the amount of premiums paid in (1) above includes premiums paid less partial surrenders in the current Policy year, and the amount in (2) above includes 1/12 of the Guaranteed Death Benefit 2 Premium for each Policy month of the current Policy year up to and including the current Policy month.

The Guaranteed Death Benefit 2 Fund assumes that the Guaranteed Death Benefit 2 Premium shown in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year. The Fund values shown in your Policy are for the end of each Policy year.

If you lose the Guaranteed Minimum Death Benefit 2 due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law limitations may prevent you from paying enough premiums to maintain the Minimum Guaranteed Death Benefit 2 following: reductions in face amount, including partial surrenders that reduce the face amount; reduction or deletion of a rider benefit; or improvement in your Policy's rating classification (see "Reduction in Face Amount").

UNDER POLICIES ISSUED IN NEW YORK, we call the Minimum Guaranteed Death Benefit 2 the "No Lapse Guarantee Benefit 2", we call the Minimum Guaranteed Death Benefit 2 Fund the "No Lapse Guarantee Benefit 2 Fund", and we call the Minimum Guaranteed Death Benefit 2 Premium the "No Lapse Guarantee Benefit 2 Premium".

Death Proceeds Payable

The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date and by any unpaid Monthly Deduction for the period prior to that date. We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death.

We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

Change in Death Benefit Option

After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

If you change from Option A or C (face amount options) to Option B or D (face amount plus cash value options), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

If you change from Option B or D (face amount plus cash value options) to Option A or C (face amount options), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

If you change from Option A or B (enhanced) to Option C or D, in most cases we reduce the Policy's death benefit amount if the Internal Revenue Code increases are in effect; the death benefit usually remains the same if they are not in effect.

Changes from Option C or D to Option A or B (enhanced) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

Extending the Maturity Date

If approved in your state, we will amend your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the second insured's death (the "Extended Maturity Date"). On and after the original Maturity Date, the death benefit generally equals the cash value on the date of death. There is an exception if, on the original Maturity Date, your premiums paid (with interest at 4%), less partial surrenders (with interest at 4%) are at least equal to the "Age 100 Amount" shown in the Policy. In this case, the death benefit on and after the original Maturity Date equals the GREATER of (1) the cash value on the date of death and (2) the Policy face amount. We base the Age 100 Amount on the Guaranteed Death Benefit 2 premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the younger insured.) Certain Policy transactions--reductions in face amount, reduction or deletion of a rider benefit, or improvement in rating class--could prevent you from paying sufficient premiums to reach the Age 100 Amount.

Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

Cash Value

Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  -- net premium payments

  -- the net investment experience of the Policy's sub-accounts

  -- interest credited to cash value in the Fixed Account

  -- interest credited to amounts held in the general account for a Policy loan

  -- the death benefit option you choose

  -- Policy charges

  -- partial surrenders

  -- transfers among the sub-accounts and Fixed Account

  -- the premium payment schedule (annual vs. quarterly, for example) you choose

We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

Net Investment Experience

The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, and is reduced by the charges against the sub-account (currently only the mortality and expense risk charge) for that period.

The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

Allocation of Net Premiums

Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts as you choose. We allocate the amounts you allocated to the Fixed Account as of the investment start date. You can allocate to a maximum of nine accounts (including the Fixed Account) at any one time.

Amount Provided for Investment under the Policy

Investment Start Date. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the

Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency.)

PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. (Under our administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when each of the insureds has signed his/her Part II of the application). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). These provisions vary in some states.

If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate to the Policy for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Premiums") due for the first quarter (or, on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement).

BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premium paid (or any other amount that is required by state insurance law).

                              CHARGES AND EXPENSES

THE AMOUNT OF A CHARGE MAY NOT NECESSARILY CORRESPOND TO THE COSTS OF THE SERVICES OR BENEFITS THAT ARE IMPLIED BY THE NAME OF THE CHARGE OR THAT ARE ASSOCIATED WITH THE PARTICULAR POLICY. FOR EXAMPLE, THE SALES CHARGE AND DEFERRED SALES CHARGE MAY NOT FULLY COVER ALL OF OUR SALES AND DISTRIBUTION EXPENSES, AND WE MAY USE PROCEEDS FROM OTHER CHARGES, INCLUDING THE MORTALITY AND EXPENSE RISK CHARGE, TO HELP COVER THOSE EXPENSES.

Deductions from Premiums

We deduct a 9% sales charge from premiums. We currently intend to waive the charge on all premiums after the 15th Policy year (after the 17th Policy year if we issued the Policy in Pennsylvania.

For these purposes, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

We have the right not to waive the charge or to resume the charge.

During the first 14 Policy years (less for insureds with higher average issue ages), if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)


We may reduce sales charges for Policies sold to some group or sponsored arrangements.

State Premium Tax Charge. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

Federal Premium Tax Charge. We deduct 1% from each premium for our federal income tax liability related to premiums.

 Example: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $2,000.

              Net
    Premium Premium
    ------- -------
    $2,000  $2,000
              -250
            ------
            $1,750  (12.5% X 2,000 = total sales and premium tax charge)

 We intend to waive the 9% sales charge on premiums paid after the 15th Policy year (after the 17th Policy year for Policies issued in Pennsylvania). In that case, the net premium in this example would be $2,000 - 70 (3.5% X 2,000), or $1,930.


Surrender Charge

If, during the first 14 Policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For joint insureds whose average issue age is 60 1/2 to 70 at issue of the Policy, the Surrender Charge period is nine years, for insureds whose average issue ages are 70 1/2 to 80, six years, and above 80, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

Any Surrender Charge deducted on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed does not count.

Deferred Sales Charge. We base the Deferred Sales Charge on a percentage of the Benchmark Premium.

The Deferred Sales Charge DURING EITHER OF THE FIRST TWO POLICY YEARS for insureds whose average issue age is 70 or less is equal to 21% of the premiums paid in the FIRST Policy year, up to a maximum of 21% of ONE Benchmark Premium. AS DESCRIBED BELOW, AFTER THE SECOND POLICY YEAR, THE MAXIMUM DEFERRED SALES CHARGE INCREASES SUBSTANTIALLY.

For Policies which cover insureds whose average issue age is 60 or less at issue, the MAXIMUM Deferred Sales Charge applies IN POLICY YEARS THREE THROUGH FIVE. The Deferred Sales Charge in these years equals 41% of actual premiums paid up to one Benchmark Premium, plus 41% of additional premiums paid up to a second Benchmark Premium, plus 8% of additional premiums paid up to a third Benchmark Premium. The Deferred Sales Charge will never exceed $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year.

The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose average issue age is 60 or less at issue, and assumes that one Benchmark Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of the Benchmark Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                The Maximum Deferred Sales
                                                  Charge is the Following
                                                Percentage of One Benchmark
                         For Policies which are  Premium Per Year to Date
                          Surrendered, Lapsed     of Surrender, Lapse or
                           or Reduced During       Face Amount Reduction
                         ---------------------- ---------------------------
   Entire Policy year               3                     30.00%
                                    4                     22.50%
                                    5                     18.00%
   Last Month of Policy
    years                           6                     13.33%
                                    7                     10.00%
                                    8                      7.50%
                                    9                      5.56%
                                   10                      4.00%
                                   11                      2.73%
                                   12                      1.67%
                                   13                       .77%
                                   14                      0.00%

For insureds whose average issue age is above 60 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy year three, for insureds with an average issue age up through 70, and in Policy year one, for insureds with an average issue age above 70.

In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

Deferred Administrative Charge. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                               For Policies which are
                                Surrendered, Lapsed   Deferred Administrative
                               or Reduced During the   Charge per $1,000 of
                                 Policy Year Shown          Face Amount
                               ---------------------- -----------------------
   Entire Policy year                     1                    $4.00
                                          2                     4.00
                                          3                     4.00
                                          4                     4.00
                                          5                     4.00
   Last Month of Policy year*             6                     3.60
                                          7                     3.20
                                          8                     2.80
                                          9                     2.40
                                         10                     2.00
                                         11                     1.50
                                         12                     1.00
                                         13                     0.50
                                         14                     0.00

--------
* The charge declines monthly after the end of the fifth Policy year.

For insureds whose average issue age is above 60 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

Monthly Deduction from Cash Value

On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

  -- If your Policy is protected against lapse by a Minimum Death Benefit
     Guarantee or the three year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

  -- If you do not have a Minimum Death Benefit Guarantee and the three year
     Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

The Monthly Deduction includes the following charges:

Policy Fee. The Policy fee is currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

Administrative Charge. Currently, the Administrative Charge is $0.12 PER $1,000 of Policy face amount in the FIRST Policy year and $0.06 per $1,000 of Policy face amount thereafter (guaranteed not to exceed $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 of Policy face amount thereafter).

On a current basis, the monthly Administrative Charge does not apply to more than $4 million of Policy face amount beginning in the second Policy year. As a result, the maximum monthly charge currently deducted after the first Policy year is $240 per month.

Minimum Death Benefit Guarantee Charge. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. (See "Minimum Guaranteed Death Benefit".)

Monthly Charges for the Cost of Insurance. This charge covers the cost of providing insurance protection under your Policy. There are no mortality charges for an insured after he or she reaches age 100 (or would have reached age 100, if that person dies earlier). The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.


The guaranteed cost of insurance rates for a Policy depend on each insured's

  -- underwriting class

  -- age on the first day of the Policy year

  -- sex (if the Policy is sex-based).

The current cost of insurance rates will also depend on

  -- each insured's age at issue

  -- the Policy year.

We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker substandard, nonsmoker standard, and nonsmoker substandard. Substandard ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables.


Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. We may offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured. These Policies would only be available where required by state law or to some employee benefit plans.

Charges for Additional Benefits and Services. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account

Mortality and Expense Risk Charge. We charge the sub-accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .90% of the sub-accounts' assets. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

Charges for Income Taxes. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

Eligible Fund Expenses. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.


The following table shows the annual operating expenses for each series, based on actual expenses for 1998, after any applicable expense cap or expense deferral arrangement.

Annual Operating Expenses (as a percentage of average net assets after any expense cap)

                                   Back     Back
                                   Bay      Bay      Back            Westpeak Loomis
                                 Advisors Advisors   Bay    Westpeak  Growth  Sayles
                         Capital   Bond    Money   Advisors  Stock     and     Small
                         Growth   Income   Market  Managed   Index    Income    Cap
                         Series   Series   Series   Series   Series   Series  Series*
                         ------- -------- -------- -------- -------- -------- -------
Management Fee            .63%     .40%     .35%     .50%     .25%     .70%    1.00%
Other Expenses            .03%     .08%     .10%     .08%     .12%     .08%     --
                          ----     ----     ----     ----     ----     ----    -----
  Total Series Operating
   Expenses               .66%     .48%     .45%     .58%     .37%     .78%    1.00%

Annual Operating Expenses (as a percentage of average net assets after expense deferral)

                         Goldman
                          Sachs   Loomis  Morgan Stanley  Davis  Alger
                         Midcap   Sayles  International  Venture Equity
                          Value  Balanced     Magnum      Value  Growth
                         Series   Series  Equity Series* Series  Series
                         ------- -------- -------------- ------- ------
Management Fee            .75%     .70%        .90%       .75%    .75%
Other Expenses            .15%     .12%        .40%       .08%    .08%
                          ----     ----       -----       ----    ----
  Total Series Operating
   Expenses               .90%     .82%       1.30%       .83%    .83%

--------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1998 would have been: Loomis Sayles Small Cap Series, 1.10%; and Morgan Stanley International Magnum Equity Series, 1.40%.

The following Zenith Fund series are NOT yet available under the Policies as of the date of this prospectus. We anticipate that they will become available by the third quarter of 1999. You should consult with your registered representative for current information about availability of these series.

Annual Operating Expenses

(as a percentage of average net assets after expense deferral)

                                              MFS
                                     MFS    Research
                                  Investors Managers
                                   Series*  Series*
                                  --------- --------
Management Fee                      .75%      .75%
Other Expenses                      .15%      .15%
                                    ----      ----
  Total Series Operating Expenses   .90%      .90%

--------

* Without the expense deferral arrangement, we estimate that Total Series Operating Expenses for the MFS Investors Series and MFS Research Managers Series for the year ended December 31, 1999 would be 1.04%, each, on an annualized basis.

Our affiliate, New England Investment Management, Inc. (formerly known as TNE Advisers, Inc.), advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses of these series with either an expense cap or expense deferral arrangement, as shown in the chart above. Under the expense cap, New England Investment Management bears expenses of a series (other than the management fee) that exceed 0.15% of average daily net assets (in the case of the Loomis Sayles Small Cap Series, expenses that exceed 1.00% of average daily net assets). Under the expense deferral, New England Investment Management bears expenses of a series (other than the management fee) that exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1998, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                      MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                FEES    EXPENSES   EXPENSES
---------             ---------- -------- ------------
VIP Equity-Income        .49%      .09%       .58%*
VIP Overseas             .74%      .17%       .91%*
VIP High Income          .58%      .12%       .70%
VIP II Asset Manager     .54%      .10%       .64%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .89% for VIP Overseas Portfolio, and .63% for VIP II Asset Manager Portfolio.

Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP and VIP II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

GROUP OR SPONSORED ARRANGEMENTS

We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We may offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. Your registered representative can advise you as to the availability of such Policies. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

Flexible Premiums

Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You cannot make a Planned Premium or additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule at any time by sending your request to our Home Office.

You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or New England Cash Management Trust account. (This is known as the Master Service Account arrangement.)

Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".)

We allocate net payments to your Policy's sub-accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

Under our current processing we treat a payment first as a Planned Premium, and then as an unscheduled payment, unless you instruct us otherwise in writing. (FOR POLICIES ISSUED IN NEW YORK, we treat a payment as a Planned Premium when a Policy loan is outstanding ONLY if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

 Three types of premium payment levels can protect your Policy against lapse (1) for the first three Policy years, (2) until age 80 of the younger insured, and (3) until age 100 of the younger insured.

 FIRST THREE POLICY YEARS--In general, if you pay the three year Minimum Premium amount on time AND THERE IS NO OUTSTANDING POLICY LOAN, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. The guarantee will not apply if (1) you reinstate the Policy, (2) you reduce the face amount or make a partial surrender that reduces the face amount, (3) you increase or decrease rider coverage, or (4) the rating classification for your Policy is improved. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.

 TO MATURITY (AGE 100 OF THE YOUNGER INSURED)--Payment of the Guaranteed Death Benefit 1 premium can guarantee that the Policy will stay in force until age 100 of the younger insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". We base this guaranteed minimum death benefit premium on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the death benefit option chosen, the guaranteed level of Policy charges and any rider benefit selected. We recalculate this premium following the Policy transactions described above (other than insufficient premiums) as well as following an increase in rider coverage.

 TO AGE 80 OF THE YOUNGER INSURED--Payment of the Guaranteed Death Benefit 2 premium can guarantee that the Policy will stay in force until the later of age 80 of the younger insured, or 20 years after issue, but no later than the Maturity Date (age 100 of the younger insured) of the Policy. Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the Guaranteed Death Benefit 1 premium. We base this premium on factors similar to the Guaranteed Death Benefit 1 premium for coverage to the earlier age. We recalculate the Guaranteed Death Benefit 2 premium following the same transactions described above (other than insufficient premiums) as well as following an increase in rider coverage.


Lapse and Reinstatement

Lapse. Unless your Policy is protected by a guaranteed death benefit or minimum premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the amount in default and all deductions from the premium. We will notify you of the amount due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

Reinstatement. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (rather than by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

Loan Provision

You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

The Policy's loan value equals:

  (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

  (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

  (iii) loan interest to the next loan interest due date.

The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

The example below illustrates how the loan value is determined.

 Example: Using the Policy illustrated on page A-48 assume that the Policy's Planned Premiums have been paid and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.41%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              Annual  Quarterly
                                                             -------- ---------
     (1) Cash Value after Premium Payment on 10th Policy
          Anniversary.....................................   $172,252 $161,752
     (2) Cash Value Projected at a Constant Annual Rate of
          Return of 4% to the
         (a) 11th Policy Anniversary......................    177,963
         (b) Next Planned Premium Due Date................             163,054
     (3) 90% of Amount Calculated in (2)..................    160,167  146,749
     (4) Amount Calculated in (3), Reduced by the
          Applicable Surrender Charge.....................    154,350  140,932
     (5) Amount Calculated in (4), Reduced by Loan
          Interest to the Next Interest Due Date..........    146,303  139,020

A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the sub-accounts of the Variable Account in proportion to the cash value in each.

The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years and 5% thereafter. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. However, repaying the loan instead of paying a premium could make your Policy ineligible for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefits".)

If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

Surrender

You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

Partial Surrender

You may make a partial surrender of the Policy on the first day of any Policy month after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value.

We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

Reduction in Face Amount

You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.)

If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law. This could terminate the Minimum Guaranteed Death Benefit 1 or 2. (See "Minimum Guaranteed Death Benefit".)

A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

A reduction in the face amount of a Policy that causes a death benefit reduction may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

Investment Options

You can allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each sub-account selected and that you must allocate whole percentages; currently, we will permit you to allocate any whole percentage to a sub-account. You can allocate your Policy's cash value among no more than nine accounts (including the Fixed Account) at any one time.

You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

Transfer Option

After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). We currently allow 12 sub-account transfers per Policy year under all Policies. We do not count transfers out of the Fixed Account against this limit. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners.

You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

Payment of Proceeds

We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at State Street Bank & Trust Company at the time for payment. The Access Plus account gives convenient access to the proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street.

Normally we promptly make payments of net cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

Exchange of Policy During First 24 Months

During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit traditional survivorship life insurance policy, provided that (1) you repay any policy loans and (2) the Policy has not lapsed. This exchange is available to a surviving insured. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount (or the same net amount at risk) as the original Policy on the date of the exchange, and the same policy date, issue ages and risk classifications as the original Policy. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit traditional survivorship policy with a face amount equal to the current death benefit of the exchanged variable life policy. We will attach any riders to the original Policy to the new policy if they are available.

Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost or credit to you.

Policy Split Rider

Subject to state availability and our underwriting guidelines, we may add to your Policy a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split.

For more information about the Policy split rider you should contact us or your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

Payment Options

We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

The following payment options are available:

  (i) Income for a Specified Number of Years. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

  (ii) Life Income. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) Life Income With Refund. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) Interest. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) Specified Amount of Income. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) Life Income for Two Lives. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

You need our consent to use an option if the installment payments would be less than $20.

Additional Benefits by Rider

You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

It may be to your economic advantage to include a significant portion of your insurance coverage under a joint life term insurance rider to age 100.

Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your registered representative can provide you more information on the uses of term rider coverage.

The following riders are available:

  Term Rider--Joint Life Term Insurance to Age 100, which provides joint life term insurance.

  Term Rider--Joint 4 Year Term Insurance, which provides joint life term insurance for four policy years.

  Term Rider--Level Single Life Term Insurance, which provides additional term insurance on one of the insureds.

  Term Rider--Decreasing Single Life Term Insurance, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

  Waiver of Monthly Deduction, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

  Benefits for Disability of Covered Insureds, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

An extended maturity endorsement and/or a Policy split rider may also be available. (See "Extending the Maturity Date" and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

Policy Owner and Beneficiary

The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.

A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

Investments of the Variable Account

The Variable Account currently has 16 sub-accounts. Each invests in an Eligible Fund. The sub-accounts and the Eligible Funds are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the Zenith Fund

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay
     Advisors Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital
     Growth Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Growth and Income Sub-Account, which invests in the Westpeak
     Growth and Income Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
     Small Cap Series of the Zenith Fund

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund

  -- The Zenith Venture Value Sub-Account, which invests in the Davis Venture
     Value Series of the Zenith Fund

  -- The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
     Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  -- The Zenith International Magnum Equity Sub-Account, which invests in the
     Morgan Stanley International Magnum Equity Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the VIP Equity-Income
     Portfolio

  -- The Overseas Sub-Account, which invests in the VIP Overseas Portfolio

  -- The High Income Sub-Account, which invests in the VIP High Income
     Portfolio

  -- The Asset Manager Sub-Account, which invests in the VIP II Asset Manager
     Portfolio

The following sub-accounts are NOT yet available as of the date of this prospectus. We anticipate that they will become available by the third quarter of 1999, although they could be available sooner. Availability of these sub-accounts will also be subject to any necessary state insurance department approvals. You should consult with your registered representative for up to date information about the availability of these sub-accounts.

  -- The Zenith Investors Sub-Account, which invests in the MFS Investors
     Series of the Zenith Fund

  -- The Zenith Research Managers Sub-Account, which invests in the MFS
     Research Managers Series of the Zenith Fund

The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund is an investment vehicle for separate investment accounts of NELICO and of other life insurance companies.

VIP and VIP II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

Investment Objectives

The investment objectives of the Eligible Funds are described briefly below. These objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

The Zenith Back Bay Advisors Bond Income Series' investment objective is a high level of current income consistent with protection of capital.

The Zenith Capital Growth Series' investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

The Zenith Westpeak Stock Index Series' investment objective is investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

The Zenith Back Bay Advisors Managed Series' investment objective is a favorable total return through investment in a diversified portfolio.

The Zenith Westpeak Growth and Income Series' investment objective is long-term total return through investment in equity securities.

The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation.

The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalents.

The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

The Zenith Davis Venture Value Series' investment objective is growth of capital.

The Zenith Alger Equity Growth Series' investment objective is long-term capital appreciation.

The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

The VIP Overseas Portfolio seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

The following Zenith Fund Series are NOT yet available under the Policies as of the date of this prospectus. You should consult with your registered representative for up to date information on the current availability of these series.

The Zenith MFS Investors Series' investment objective is reasonable current income and long-term growth of capital and income.

The Zenith MFS Research Managers Series' investment objective is long-term growth of capital.

Investment Management

The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

   Series                      Adviser                             Sub-Adviser
   ------                      -------                             -----------
Capital        Capital Growth Management
 Growth        Limited Partnership ("CGM")*
Back Bay
 Advisors
 Money Market  New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay
 Advisors
 Bond Income   New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay
 Advisors
 Managed       New England Investment Management, Inc. Back Bay Advisors, L.P.*
Westpeak
 Stock Index   New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Westpeak       New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
 Growth and
 Income
Loomis Sayles
 Small Cap     New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles
 Balanced      New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Morgan         New England Investment Management, Inc.
 Stanley
 International
 Magnum                                                Morgan Stanley Dean Witter
 Equity                                                 Investment Management Inc.
Goldman Sachs
 Midcap Value  New England Investment Management, Inc. Goldman Sachs Asset Management
Davis Venture
 Value         New England Investment Management, Inc. Davis Selected Advisers, L.P.**
Alger Equity
 Growth        New England Investment Management, Inc. Fred Alger Management, Inc.
Series anticipated to be available under the Policies by the third quarter of 1999***
MFS            New England Investment Management, Inc. Massachusetts Financial
 Investors***                                           Services Company
MFS Research   New England Investment Management, Inc. Massachusetts Financial
 Managers***                                            Services Company

--------
*  An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

***Consult your registered representative about the availability of sub-accounts that invest in these series.

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, New England Investment Management (formerly TNE Advisers, Inc.) became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management

(formerly Morgan Stanley Asset Management) became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

FMR is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE. YOU MAY ALSO REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY ANNIVERSARY IF YOU HAVE NOT REQUESTED SUCH A TRANSFER IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY.

THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without our consent. We currently allow 12 transfers per Policy year. We do not count transfers out of the Fixed Account against this limit.

Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Benchmark Premium (plus any additional portion of a premium that we attribute to certain riders for commission paying purposes) paid in the first Policy year; 5% in Policy years two through ten; and 4% thereafter. Agents receive a commission of 3% of each payment in excess of the Benchmark Premium (plus any additional portion of a premium that we attribute to certain riders for commission paying purposes) in any year. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation.

New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

Notification of First Death

Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability. Policies issued in New York are not contestable after they have been in force for two years during the life of either insured.

Misstatement of Age or Sex

If either insured's age or sex is misstated in the application, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

Suicide

If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary (not variable) life policy. Contact us or your registered representative for more information.

                               TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

Tax Treatment of Policy Split. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual

Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

Other Policy Owner Tax Matters. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO's Income Taxes

Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              Directors of NELICO

   Name and Principal                    Principal Business Experience
    Business Address                      During the Past Five Years
   ------------------                    -----------------------------
James M. Benson.........  Chairman, President and Chief Executive Officer of NELICO
                           since 1998; formerly, President and Chief Operating
                           Officer 1997-1998 of NELICO; President and Chief
                           Executive Officer 1996-1997 of Equitable Life Assurance
                           Society; President and Chief Operating Officer 1996-1997
                           of Equitable Companies, Inc.; President and Chief
                           Operating Officer 1994-1996 of Equitable Life Assurance
                           Society.
Robert H. Benmosche.....  Director of NELICO since 1998 and Chairman, President and
 Metropolitan Life In-     Chief Executive Officer of Metropolitan Life Insurance
 surance Company           Company since 1998; formerly, Director, President and
 One Madison Avenue        Chief Operating Officer 1997-1998; Executive Vice
 New York, New York        President 1995-1997 of Metropolitan Life; Executive Vice
 10010                     President 1989-1995 of Paine Webber.
Susan C. Crampton.......  Director of NELICO since 1996 and serves as Principal of
 6 Tarbox Road             The Vermont Partnership, a business consulting firm
 Jericho, VT 05465         located in Jericho, Vermont since 1989; formerly,
                           Director 1989-1996 of New England Mutual.
Edward A. Fox...........  Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15              SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642      New England Mutual.
George J. Goodman.......  Director of NELICO since 1996 and author, television
 Adam Smith's Money        journalist, and editor.
 World
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153
Dr. Evelyn E. Handler...  Director of NELICO since 1996 and President of Merrimack
 Ten Sterling Place        Higher Education Associates, Inc. since 1998; formerly
 Bow, NH 03304             Director 1987-1996 of New England Mutual and Executive
                           Director and Chief Executive Officer 1994-1997 of the
                           California Academy of Sciences.
Philip K. Howard, Esq...  Director of NELICO since 1996 and Partner of the law firm
 Howard, Smith & Levin     of Howard, Smith & Levin LLP in New York City.
 LLP
 1330 Avenue of the
 Americas
 New York, NY 10019
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; Director and Executive Vice President
 Americas                  1993-1995 of Burlington Menswear Division.
 New York, NY 10105

   Name and Principal                   Principal Business Experience
    Business Address                     During the Past Five Years
   ------------------                   -----------------------------
Thomas J. May........... Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company    Chief Executive Officer of Boston Edison Company since
 800 Boylston Street      1994; formerly, Director 1994-1996 of New England Mutual.
 Boston, MA 02199
Stewart G. Nagler....... Director of NELICO since 1996 and Vice Chairman of Board
 Metropolitan Life        and Chief Financial Officer of Metropolitan Life
 One Madison Avenue       Insurance Company since 1998; formerly, Senior Executive
 New York, NY 10010       Vice President and Chief Financial Officer 1986-1998 of
                          Metropolitan Life Insurance Company.
Catherine A. Rein....... Director of NELICO since 1998 and President and Chief
 Metropolitan Auto &      Executive Officer of Metropolitan Auto & Home Insurance
 Home Company             Company since 1999; formerly, Senior Executive Vice
 700 Quaker Lane          President 1998-1999 and Executive Vice President 1989-
 Warwick, RI 02887        1998 of Metropolitan Life Insurance Company.
Rand N. Stowell......... Director of NELICO since 1996 and President of United
 P.O. Box 60              Timber Corp. of Dixfield, Maine; formerly, Director 1990-
 Weld, ME 04285           1996 of New England Mutual.
Alexander B.             Director of NELICO since 1996 and President of Trowbridge
 Trowbridge.............  Partners, Inc. in Washington, DC; formerly, Director
 Trowbridge Partners      1983-1996 of New England Mutual.
 Inc.
 1317 F Street, NW,
 Suite 500
 Washington, D.C. 20004

                          Executive Officers of NELICO
                              Other than Directors

                                     Principal Business Experience
        Name                          During the Past Five Years
        ----                         -----------------------------
James M. Benson.....  See Directors above
David W. Allen......  Senior Vice President of NELICO since 1996; formerly,
                       Senior Vice President 1994-1996 and Vice President 1990-
                       1994 of New England Mutual.
A. Frank Beaz.......  Executive Vice President of NELICO since 1999, formerly,
                       Senior Vice President 1998-1999 of NELICO; Chief
                       Administrative Officer and Senior Vice President 1997-
                       1998 of Equitable Distributors; Senior Vice President
                       1994-1997 of The Equitable Life Insurance Companies.
Mary Ann Brown......  President, New England Products and Services (a business unit of NELICO) since 1998; formerly, Director, Worldwide
                       Life Insurance 1997-1998 of Swiss Reinsurance New
                       Markets; President & Chief Executive Officer 1996-1998 of
                       Atlantic International Reinsurance Company; Executive
                       Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                       Services and Principal 1987-1996 of Tillinghast/Towers
                       Perrin.
Anthony J. Candito..  President, NEF Information Services (a business unit of
                       NELICO) and Chief Information Officer since 1998;
                       formerly, Senior Vice President 1996-1998 of NELICO;
                       Senior Vice President 1995-1996 and Vice President 1994-
                       1995 of New England Mutual.
Thom A. Faria.......  President, Career Agency System (a business unit of
                       NELICO) since 1996; formerly, Executive Vice President in
                       1996, Senior Vice President 1993-1996 of New England
                       Mutual.
Anne M. Goggin......  Senior Vice President and Associate General Counsel of
                       NELICO since 1997; formerly, Vice President and Counsel
                       of NELICO in 1996, Vice President and Counsel 1994-1996
                       of New England Mutual.

                                        Principal Business Experience
          Name                           During the Past Five Years
          ----                          -----------------------------
Daniel D. Jordan........ Second Vice President, Counsel; Secretary and Clerk since
                          1996; formerly, Counsel and Assistant Secretary 1990-1996
                          of New England Mutual.
Stephan M. Largent...... Senior Vice President of NELICO since 1998; formerly,
                          President 1995-1998 of First Variable Life Insurance
                          Company; President 1993-1995 of ING Equities, Inc. and
                          Vice President 1993-1995 of Security Life of Denver.
Alan C. Leland, Jr. .... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1984-1996 of New England Mutual.
Bruce C. Long........... President, New England Annuities (a business unit of
                          NELICO) since 1996; formerly, President 1994-1996 of New
                          England Annuities (a business unit of New England
                          Mutual).
George J. Maloof........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1991-1996 of New England Mutual.
Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993.
Thomas W. Moore......... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.
Richard A. Robinson..... Second Vice President and chief accounting officer of
                          NELICO since 1998; formerly, Second Vice President 1997-
                          1998 of NELICO; Manager of Life Insurance Accounting
                          1994-1997 of Liberty Life Assurance Company.
David Y. Rogers......... Executive Vice President and Chief Financial Officer of
                          NELICO since 1999; formerly, Partner, Actuarial
                          Consulting 1992-1999 of Price Waterhouse Coopers LLP.
John G. Small, Jr....... President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President 1996-
                          1997 of NELICO and Senior Vice President 1990-1996 of New
                          England Mutual.
H. James Wilson......... Executive Vice President and General Counsel of NELICO
                          since 1996; formerly, Executive Vice President and
                          General Counsel 1993-1996 of New England Mutual.
John W. Wright.......... President, New England Financial Employee Benefits Group
                          (a business unit of NELICO) since 1996; formerly,
                          President 1993-1996 of New England Employee Benefits
                          Group (a business unit of New England Mutual).
Frederick K. Zimmer-     Executive Vice President and Chief Investment Officer of
 mann...................  NELICO since 1996; formerly, Executive Vice President and
                          Chief Investment Officer 1993-1996 of New England Mutual.

The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues and we rely on a number of third parties, including banks and investment managers, that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan. We are also confirming that service providers are also so engaged. The resources being devoted to this effort are substantial. We cannot predict whether the resources being devoted, or the outcome of these efforts, will have any negative impact. If we or our service providers or the Eligible Funds are not successful in the Year 2000 transition, computer systems could fail or erroneous results or delays could occur when processing information after December 31, 1999. However, as of the date of this prospectus, we do not anticipate that you will experience negative effects on your investment, or on the Policy services provided, as a result of Year 2000 transition implementation. Currently we have converted our systems to be Year 2000 compliant and are conducting systems testing and compliance verification which we expect to complete in mid-1999. Service providers may not have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                                 VOTING RIGHTS

We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest sub-account assets as a substitute for Eligible Fund shares, to close a sub-account, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

For all other Policy changes, please contact your registered representative.

                                    REPORTS

We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Rodney J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                        ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual premium payments of $16,000 for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker standard risk classification. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. Illustrations show Option A, Option B, and Option C death benefits. A Policy with an Option D death benefit, under the circumstances illustrated, will have the same values as a Policy with an Option B death benefit.

The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in the smoker standard risk classification or a substandard risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge, a charge for the cost of insurance and charges for any additional benefits) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 14 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .90% of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an approximate average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .77% of the average daily net assets of the Eligible Funds. (The actual average currently is .76%.) This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund that New England Investment Management could terminate at any time.

Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.66%, 4.24% and 10.15%, respectively. (See "Net Investment Experience".)


The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

If you request, we will furnish a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insureds.

The illustrations using current Policy charges assume that the 9% sales charge is waived after the 15th policy year. For Policies issued in Pennsylvania, NELICO does not intend to waive this charge until after the 17th policy year. Purchasers in Pennsylvania should refer to a personalized illustration, which will reflect the longer duration of this sales charge.

                    Male and Female Both Issue Age 55

     $16,000 Annual Premium for Non-Smoker Standard Underwriting Risk

                          $1,000,000 Face Amount

        Option A (Enhanced with Face Amount)--Fixed Death Benefit

          This illustration is based on CURRENT policy charges.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         Premiums        Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
 End    Accumulated           Gross Annual                   Gross Annual                 Gross Annual
  of       at 5%           Rate of Return of              Rate of Return of            Rate of Return of
Policy   Interest   -------------------------------- ---------------------------- ----------------------------
 Year    Per Year       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,047 $  6,820 $    7,595 $ 12,115 $ 12,888 $   13,664
   2        34,440   1,000,000  1,000,000  1,000,000   18,575   20,889     23,299   24,644   26,957     29,368
   3        52,962   1,000,000  1,000,000  1,000,000   23,990   28,646     33,686   36,856   41,512     46,552
   4        72,410   1,000,000  1,000,000  1,000,000   35,885   43,700     52,496   48,751   56,566     65,362
   5        92,831   1,000,000  1,000,000  1,000,000   47,460   59,270     73,091   60,326   72,136     85,957
   6       114,272   1,000,000  1,000,000  1,000,000   60,098   76,755     97,034   71,579   88,236    108,515
   7       136,786   1,000,000  1,000,000  1,000,000   72,412   94,788    123,137   82,507  104,883    133,233
   8       160,425   1,000,000  1,000,000  1,000,000   84,394  113,381    151,613   93,105  122,092    160,323
   9       185,246   1,000,000  1,000,000  1,000,000   96,037  132,550    182,700  103,363  139,875    190,025
  10       211,309   1,000,000  1,000,000  1,000,000  107,336  152,311    216,664  113,276  158,252    222,605
  15       362,520   1,000,000  1,000,000  1,000,000  163,994  266,661    447,188  163,994  266,661    447,188
  20       555,508   1,000,000  1,000,000  1,267,244  210,150  401,840    816,786  210,150  401,840    816,786
  25       801,815   1,000,000  1,000,000  2,120,297  231,327  553,827  1,392,642  231,327  553,827  1,392,642
  30     1,116,173   1,000,000  1,094,750  3,389,671  199,518  719,047  2,226,385  199,518  719,047  2,226,385
  35     1,517,381   1,000,000  1,283,644  4,906,171   23,468  843,116  3,222,444   23,468  843,116  3,222,444
         Internal Rate of Return
            on Net Cash Value            Internal Rate of Return
                 Assuming                   on Death Benefit
 End        Hypothetical Gross         Assuming Hypothetical Gross
  of     Annual Rate of Return of       Annual Rate of Return of
Policy  ----------------------------- --------------------------------
 Year      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -62.21%   -57.38%   -52.53%  6,150.00%  6,150.00%  6,150.00%
   2      -31.22    -25.28    -19.38     642.15     642.15     642.15
   3      -30.87    -23.68    -16.69     258.47     258.47     258.47
   4      -21.85    -14.69     -7.77     148.92     148.92     148.92
   5      -16.92     -9.84     -3.00     100.39     100.39     100.39
   6      -13.25     -6.36       .31      73.77      73.77      73.77
   7      -10.92     -4.17      2.37      57.22      57.22      57.22
   8       -9.35     -2.70      3.75      46.06      46.06      46.06
   9       -8.23     -1.66      4.73      38.07      38.07      38.07
  10       -7.41      -.90      5.44      32.11      32.11      32.11
  15       -4.93      1.31      7.45      16.46      16.46      16.46
  20       -4.20      2.12      8.27       9.93       9.93      11.85
  25       -4.53      2.42      8.62       6.48       6.48      11.26
  30       -6.50      2.49      8.66       4.39       4.89      10.79
  35      -40.54      2.17      8.34       3.02       4.22      10.12

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    Male and Female Both Issue Age 55

     $16,000 Annual Premium for Non-Smoker Standard Underwriting Risk

                          $1,000,000 Face Amount

 Option B (Enhanced with Face Amount Plus Cash Value)--Variable Death Benefit

          This illustration is based on CURRENT policy charges.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         Premiums        Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
 End    Accumulated           Gross Annual                   Gross Annual                 Gross Annual
  of       at 5%           Rate of Return of              Rate of Return of            Rate of Return of
Policy   Interest   -------------------------------- ---------------------------- ----------------------------
 Year    Per Year       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,012,115 $1,012,888 $1,013,663 $  6,046 $  6,819 $    7,594 $ 12,115 $ 12,888 $   13,663
   2        34,440   1,024,640  1,026,953  1,029,362   18,571   20,884     23,294   24,640   26,953     29,362
   3        52,962   1,036,842  1,041,495  1,046,534   23,976   28,629     33,668   36,842   41,495     46,534
   4        72,410   1,048,717  1,056,527  1,065,316   35,851   43,661     52,450   48,717   56,527     65,316
   5        92,831   1,060,261  1,072,056  1,085,860   47,395   59,190     72,994   60,261   72,056     85,860
   6       114,272   1,071,466  1,088,093  1,108,335   59,985   76,612     96,854   71,466   88,093    108,335
   7       136,786   1,082,327  1,104,646  1,132,922   72,231   94,550    122,826   82,327  104,646    132,922
   8       160,425   1,092,832  1,121,720  1,159,818   84,121  113,009    151,107   92,832  121,720    159,818
   9       185,246   1,102,968  1,139,317  1,189,237   95,642  131,991    181,911  102,968  139,317    189,237
  10       211,309   1,112,725  1,157,443  1,221,418  106,785  151,502    215,478  112,725  157,443    221,418
  15       362,520   1,163,044  1,264,921  1,443,984  163,044  264,921    443,984  163,044  264,921    443,984
  20       555,508   1,206,799  1,394,825  1,802,739  206,799  394,825    802,739  206,799  394,825    802,739
  25       801,815   1,218,793  1,522,505  2,347,843  218,793  522,505  1,347,843  218,793  522,505  1,347,843
  30     1,116,173   1,163,616  1,604,711  3,147,251  163,616  604,711  2,147,251  163,616  604,711  2,147,251
  35     1,517,381              1,528,113  4,242,190           528,113  3,242,190           528,113  3,242,190
         Internal Rate of Return
            on Net Cash Value            Internal Rate of Return
                 Assuming                   on Death Benefit
 End        Hypothetical Gross         Assuming Hypothetical Gross
  of     Annual Rate of Return of       Annual Rate of Return of
Policy  ----------------------------- --------------------------------
 Year      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -62.21%   -57.38%   -52.54%  6,225.72%  6,230.55%  6,235.40%
   2      -31.23    -25.29    -19.39     651.81     652.71     653.65
   3      -30.90    -23.70    -16.71     263.34     263.95     264.60
   4      -21.88    -14.73     -7.80     152.39     152.93     153.54
   5      -16.97     -9.88     -3.04     103.22     103.76     104.38
   6      -13.31     -6.41       .25      76.24      76.80      77.46
   7      -10.99     -4.24      2.31      59.47      60.05      60.77
   8       -9.42     -2.78      3.68      48.14      48.76      49.55
   9       -8.32     -1.75      4.64      40.04      40.69      41.55
  10       -7.51      -.99      5.35      33.98      34.67      35.62
  15       -5.01      1.23      7.36      18.11      19.03      20.47
  20       -4.37      1.96      8.13      11.46      12.62      14.65
  25       -5.04      2.00      8.42       7.77       9.19      11.89
  30       -8.30      1.45      8.48       5.23       6.96      10.42
  35                  -.33      8.37                  5.03       9.51

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    Male and Female Both Issue Age 55

     $16,000 Annual Premium for Non-Smoker Standard Underwriting Risk

                          $1,000,000 Face Amount

               Option C (Face Amount)--Fixed Death Benefit

          This illustration is based on CURRENT policy charges.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         Premiums        Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
 End    Accumulated           Gross Annual                   Gross Annual                 Gross Annual
  of       at 5%           Rate of Return of              Rate of Return of            Rate of Return of
Policy   Interest   -------------------------------- ---------------------------- ----------------------------
 Year    Per Year       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  6,047 $  6,820 $    7,595 $ 12,115 $ 12,888 $   13,664
   2        34,440   1,000,000  1,000,000  1,000,000   18,575   20,889     23,299   24,644   26,957     29,368
   3        52,962   1,000,000  1,000,000  1,000,000   23,990   28,646     33,686   36,856   41,512     46,552
   4        72,410   1,000,000  1,000,000  1,000,000   35,885   43,700     52,496   48,751   56,566     65,362
   5        92,831   1,000,000  1,000,000  1,000,000   47,460   59,270     73,091   60,326   72,136     85,957
   6       114,272   1,000,000  1,000,000  1,000,000   60,098   76,755     97,034   71,579   88,236    108,515
   7       136,786   1,000,000  1,000,000  1,000,000   72,412   94,788    123,137   82,507  104,883    133,233
   8       160,425   1,000,000  1,000,000  1,000,000   84,394  113,381    151,613   93,105  122,092    160,323
   9       185,246   1,000,000  1,000,000  1,000,000   96,037  132,550    182,700  103,363  139,875    190,025
  10       211,309   1,000,000  1,000,000  1,000,000  107,336  152,311    216,664  113,276  158,252    222,605
  15       362,520   1,000,000  1,000,000  1,000,000  163,994  266,661    447,188  163,994  266,661    447,188
  20       555,508   1,000,000  1,000,000  1,000,000  210,150  401,840    818,035  210,150  401,840    818,035
  25       801,815   1,000,000  1,000,000  1,492,343  231,327  553,827  1,421,279  231,327  553,827  1,421,279
  30     1,116,173   1,000,000  1,000,000  2,510,248  199,518  722,599  2,390,713  199,518  722,599  2,390,713
  35     1,517,381   1,000,000  1,000,000  4,121,254   23,468  923,004  3,925,004   23,468  923,004  3,925,004
         Internal Rate of Return
            on Net Cash Value            Internal Rate of Return
                 Assuming                   on Death Benefit
 End        Hypothetical Gross         Assuming Hypothetical Gross
  of     Annual Rate of Return of       Annual Rate of Return of
Policy  ----------------------------- --------------------------------
 Year      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -62.21%   -57.38%   -52.53%  6,150.00%  6,150.00%  6,150.00%
   2      -31.22    -25.28    -19.38     642.15     642.15     642.15
   3      -30.87    -23.68    -16.69     258.47     258.47     258.47
   4      -21.85    -14.69     -7.77     148.92     148.92     148.92
   5      -16.92     -9.84     -3.00     100.39     100.39     100.39
   6      -13.25     -6.36       .31      73.77      73.77      73.77
   7      -10.92     -4.17      2.37      57.22      57.22      57.22
   8       -9.35     -2.70      3.75      46.06      46.06      46.06
   9       -8.23     -1.66      4.73      38.07      38.07      38.07
  10       -7.41      -.90      5.44      32.11      32.11      32.11
  15       -4.93      1.31      7.45      16.46      16.46      16.46
  20       -4.20      2.12      8.28       9.93       9.93       9.93
  25       -4.53      2.42      8.75       6.48       6.48       9.06
  30       -6.50      2.52      9.03       4.39       4.39       9.28
  35      -40.54      2.62      9.18       3.02       3.02       9.39

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    Male and Female Both Issue Age 55

     $16,000 Annual Premium for Non-Smoker Standard Underwriting Risk

                          $1,000,000 Face Amount

        Option A (Enhanced with Face Amount)--Fixed Death Benefit

         This illustration is based on GUARANTEED policy charges.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         Premiums        Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
 End    Accumulated           Gross Annual                   Gross Annual                 Gross Annual
  of       at 5%           Rate of Return of              Rate of Return of            Rate of Return of
Policy   Interest   -------------------------------- ---------------------------- ----------------------------
 Year    Per Year       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,541 $  6,298 $    7,057 $ 11,610 $ 12,367 $   13,126
   2        34,440   1,000,000  1,000,000  1,000,000   17,565   19,815     22,161   23,634   25,884     28,230
   3        52,962   1,000,000  1,000,000  1,000,000   22,463   26,976     31,864   35,329   39,842     44,730
   4        72,410   1,000,000  1,000,000  1,000,000   33,811   41,370     49,882   46,677   54,236     62,748
   5        92,831   1,000,000  1,000,000  1,000,000   44,791   56,191     69,545   57,657   69,057     82,411
   6       114,272   1,000,000  1,000,000  1,000,000   56,758   72,811     92,373   68,239   84,292    103,854
   7       136,786   1,000,000  1,000,000  1,000,000   68,292   89,820    117,128   78,388   99,916    127,224
   8       160,425   1,000,000  1,000,000  1,000,000   79,340  107,182    143,958   88,051  115,892    152,669
   9       185,246   1,000,000  1,000,000  1,000,000   89,835  124,840    173,016   97,161  132,165    180,341
  10       211,309   1,000,000  1,000,000  1,000,000   99,692  142,724    204,463  105,633  148,664    210,404
  15       362,520   1,000,000  1,000,000  1,000,000  135,060  231,700    404,262  135,060  231,700    404,262
  20       555,508   1,000,000  1,000,000  1,089,549  127,020  302,423    702,256  127,020  302,423    702,256
  25       801,815   1,000,000  1,000,000  1,707,834   26,002  316,905  1,121,730   26,002  316,905  1,121,730
  30     1,116,173              1,000,000  2,391,034           158,067  1,570,466           158,067  1,570,466
  35     1,517,381                         2,715,295                    1,783,445                    1,783,445
         Internal Rate of Return
            on Net Cash Value            Internal Rate of Return
                 Assuming                   on Death Benefit
 End        Hypothetical Gross         Assuming Hypothetical Gross
  of     Annual Rate of Return of       Annual Rate of Return of
Policy  ----------------------------- --------------------------------
 Year      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.37%   -60.64%   -55.89%  6,150.00%  6,150.00%  6,150.00%
   2      -33.90    -28.00    -22.13     642.15     642.15     642.15
   3      -33.43    -26.17    -19.13     258.47     258.47     258.47
   4      -23.95    -16.71     -9.72     148.92     148.92     148.92
   5      -18.74    -11.55     -4.63     100.39     100.39     100.39
   6      -14.86     -7.85     -1.10      73.77      73.77      73.77
   7      -12.40     -5.52      1.12      57.22      57.22      57.22
   8      -10.76     -3.96      2.61      46.06      46.06      46.06
   9       -9.62     -2.87      3.65      38.07      38.07      38.07
  10       -8.82     -2.09      4.41      32.11      32.11      32.11
  15       -7.60      -.44      6.28      16.46      16.46      16.46
  20       -9.95      -.54      7.00       9.93       9.93      10.63
  25      -38.09     -1.84      7.23       6.48       6.48       9.92
  30                 -8.63      6.84                  4.39       9.03
  35                            5.74                             7.60

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    Male and Female Both Issue Age 55

     $16,000 Annual Premium for Non-Smoker Standard Underwriting Risk

                          $1,000,000 Face Amount

 Option B (Enhanced with Face Amount Plus Cash Value)--Variable Death Benefit

         This illustration is based on GUARANTEED policy charges.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         Premiums        Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
 End    Accumulated           Gross Annual                   Gross Annual                 Gross Annual
  of       at 5%           Rate of Return of              Rate of Return of            Rate of Return of
Policy   Interest   -------------------------------- ---------------------------- ----------------------------
 Year    Per Year       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,011,609 $1,012,366 $1,013,125 $  5,541 $  6,297 $    7,057 $ 11,609 $ 12,366 $   13,125
   2        34,440   1,023,629  1,025,879  1,028,224   17,560   19,810     22,155   23,629   25,879     28,224
   3        52,962   1,035,313  1,039,824  1,044,711   22,447   26,958     31,845   35,313   39,824     44,711
   4        72,410   1,046,640  1,054,192  1,062,697   33,774   41,326     49,831   46,640   54,192     62,697
   5        92,831   1,057,582  1,068,966  1,082,300   44,716   56,100     69,434   57,582   68,966     82,300
   6       114,272   1,068,103  1,084,119  1,103,637   56,622   72,639     92,156   68,103   84,119    103,637
   7       136,786   1,078,158  1,099,615  1,126,832   68,063   89,520    116,736   78,158   99,615    126,832
   8       160,425   1,087,686  1,115,396  1,151,966   78,976  106,685    143,286   87,686  115,396    151,966
   9       185,246   1,096,603  1,131,378  1,179,233   89,277  124,052    171,908   96,603  131,378    179,233
  10       211,309   1,104,806  1,147,454  1,208,634   98,865  141,513    202,693  104,806  147,454    208,634
  15       362,520   1,130,961  1,224,406  1,391,162  130,961  224,406    391,162  130,961  224,406    391,162
  20       555,508   1,113,977  1,272,253  1,633,940  113,777  272,253    633,940  113,777  272,253    633,940
  25       801,815              1,218,496  1,899,477           218,496    899,477           218,496    899,477
  30     1,116,173                         2,074,649                    1,074,649                    1,074,649
  35     1,517,381                         1,880,484                      880,484                      880,484
         Internal Rate of Return
            on Net Cash Value            Internal Rate of Return
                 Assuming                   on Death Benefit
 End        Hypothetical Gross         Assuming Hypothetical Gross
  of     Annual Rate of Return of       Annual Rate of Return of
Policy  ----------------------------- --------------------------------
 Year      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.37%   -60.64%   -55.90%  6,222.56%  6,227.29%  6,232.03%
   2      -33.92    -28.01    -22.14     651.42     652.29     653.21
   3      -33.45    -26.19    -19.16     263.14     263.73     264.37
   4      -23.99    -16.75     -9.76     152.24     152.77     153.36
   5      -18.80    -11.60     -4.69     103.09     103.61     104.22
   6      -14.93     -7.92     -1.17      76.13      76.67      77.31
   7      -12.48     -5.60      1.04      59.36      59.92      60.62
   8      -10.86     -4.06      2.50      48.03      48.62      49.39
   9       -9.75     -3.00      3.52      39.92      40.55      41.38
  10       -8.98     -2.25      4.26      33.85      34.52      35.44
  15       -8.04      -.84      5.89      17.81      18.67      20.06
  20      -11.35     -1.57      6.14      10.81      11.88      13.87
  25                 -5.05      5.77                  7.77      10.58
  30                            4.79                             8.30
  35                            2.39                             5.98

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    Male and Female Both Issue Age 55

     $16,000 Annual Premium for Non-Smoker Standard Underwriting Risk

                          $1,000,000 Face Amount

               Option C (Face Amount)--Fixed Death Benefit

         This illustration is based on GUARANTEED policy charges.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         Premiums        Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
 End    Accumulated           Gross Annual                   Gross Annual                 Gross Annual
  of       at 5%           Rate of Return of              Rate of Return of            Rate of Return of
Policy   Interest   -------------------------------- ---------------------------- ----------------------------
 Year    Per Year       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1    $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,541 $  6,298 $    7,057 $ 11,610 $ 12,367 $   13,126
   2        34,440   1,000,000  1,000,000  1,000,000   17,565   19,815     22,161   23,634   25,884     28,230
   3        52,962   1,000,000  1,000,000  1,000,000   22,463   26,976     31,864   35,329   39,842     44,730
   4        72,410   1,000,000  1,000,000  1,000,000   33,811   41,370     49,882   46,677   54,236     62,748
   5        92,831   1,000,000  1,000,000  1,000,000   44,791   56,191     69,545   57,657   69,057     82,411
   6       114,272   1,000,000  1,000,000  1,000,000   56,758   72,811     92,373   68,239   84,292    103,854
   7       136,786   1,000,000  1,000,000  1,000,000   68,292   89,820    117,128   78,388   99,916    127,224
   8       160,425   1,000,000  1,000,000  1,000,000   79,340  107,182    143,958   88,051  115,892    152,669
   9       185,246   1,000,000  1,000,000  1,000,000   89,835  124,840    173,016   97,161  132,165    180,341
  10       211,309   1,000,000  1,000,000  1,000,000   99,692  142,724    204,463  105,633  148,664    210,404
  15       362,520   1,000,000  1,000,000  1,000,000  135,060  231,700    404,262  135,060  231,700    404,262
  20       555,508   1,000,000  1,000,000  1,000,000  127,020  302,423    703,099  127,020  302,423    703,099
  25       801,815   1,000,000  1,000,000  1,261,478   26,002  316,905  1,201,407   26,002  316,905  1,201,407
  30     1,116,173              1,000,000  2,098,400           158,067  1,998,476           158,067  1,998,476
  35     1,517,381                         3,372,010                    3,211,438                    3,211,438
         Internal Rate of Return
            on Net Cash Value            Internal Rate of Return
                 Assuming                   on Death Benefit
 End        Hypothetical Gross         Assuming Hypothetical Gross
  of     Annual Rate of Return of       Annual Rate of Return of
Policy  ----------------------------- --------------------------------
 Year      0%        6%       12%        0%         6%         12%
------- --------- --------- --------- ---------- ---------- ----------
   1      -65.37%   -60.64%   -55.89%  6,150.00%  6,150.00%  6,150.00%
   2      -33.90    -28.00    -22.13     642.15     642.15     642.15
   3      -33.43    -26.17    -19.13     258.47     258.47     258.47
   4      -23.95    -16.71     -9.72     148.92     148.92     148.92
   5      -18.74    -11.55     -4.63     100.39     100.39     100.39
   6      -14.86     -7.85     -1.10      73.77      73.77      73.77
   7      -12.40     -5.52      1.12      57.22      57.22      57.22
   8      -10.76     -3.96      2.61      46.06      46.06      46.06
   9       -9.62     -2.87      3.65      38.07      38.07      38.07
  10       -8.82     -2.09      4.41      32.11      32.11      32.11
  15       -7.60      -.44      6.28      16.46      16.46      16.46
  20       -9.95      -.54      7.02       9.93       9.93       9.93
  25      -38.09     -1.84      7.68       6.48       6.48       7.99
  30                 -8.63      8.11                  4.39       8.36
  35                            8.33                             8.53

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

The Policies became available January, 1994. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available under the Policies in May 1996. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994.

We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .90%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

Net Rates of Return

The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                   Sub-Account Investing in Zenith Fund

                                                                            Annual Net Rate of Return
                 -----------------------------------------------------------------------------------------------------------
                                                                                   For One Year Ending
                 8/26/83- --------------------------------------------------------------------------------------------------
Sub-Account      12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital
 Growth*........  8.52%    -1.25%   66.59%   93.46%   51.34%   -9.61%   29.59%   -4.35%   52.61%   -6.90%   13.94%   -7.90%
Bond Income.....  2.72     11.77    17.70    13.81     1.35     7.40    11.29     7.11    16.90     7.21    11.60    -4.23
Money Market....  2.97      9.63     7.29     5.85     5.57     6.55     8.28     7.22     5.26     2.87     2.05     3.04
                                                     8/26/83-  8/26/83-
                                                     12/31/98  12/31/98
                                                       Total   Effective
Sub-Account      12/31/95 12/31/96 12/31/97 12/31/98  Return    Annual
-----------      -------- -------- -------- -------- --------- ---------
Capital
 Growth*........  36.80%   19.98%   22.37%   32.89%  2,230.81%  22.77%
Bond Income.....  20.12     3.67     9.90     8.07     295.26    9.37
Money Market....   4.75     4.18     4.39     4.32     126.58    5.47

                                                              Annual Net Rate of Return
                     ------------------------------------------------------------------------------------------------------------
                                                                      For One Year Ending
                     5/1/87-  ---------------------------------------------------------------------------------------------------
Sub-Account          12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97 12/31/98
-----------          -------- -------- -------- -------- -------- -------- -------- --------- -------- -------- -------- --------
Stock Index........  -12.73%   15.30%   28.99%   -5.01%   29.27%   6.33%     8.74%    0.21%    35.69%   21.36%   31.31%   26.79%
Managed............   -1.26     8.50    18.02     2.28    19.10    5.74      9.69    -2.00     30.09    13.99    25.43    18.58
                                                                                         Annual Net Rate of Return
                                                                           ------------------------------------------------------
                                                                                                 For One Year Ending
                                                                           4/30/93- ---------------------------------------------
Sub-Account                                                                12/31/93 12/31/94  12/31/95 12/31/96 12/31/97 12/31/98
-----------                                                                -------- --------- -------- -------- -------- --------
Growth and Income........................................................   13.55%   -2.09%    35.25%   17.03%   32.28%   23.34%
Midcap Value**...........................................................   14.05    -1.16     29.19    16.55    16.27    -6.31
                                                                                              Annual Net Rate of Return
                                                                                    ---------------------------------------------
                                                                                                      For One Year Ending
                                                                                     5/3/94-  -----------------------------------
Sub-Account                                                                         12/31/94  12/31/95 12/31/96 12/31/97 12/31/98
-----------                                                                         --------- -------- -------- -------- --------
Small Cap.........................................................................   -3.80%    27.69%   29.50%   23.73%   -2.58%
                                                                                              Annual Net Rate of Return
                                                                                    ---------------------------------------------
                                                                                                      For One Year Ending
                                                                                    10/31/94- -----------------------------------
Sub-Account                                                                         12/31/94  12/31/95 12/31/96 12/31/97 12/31/98
-----------                                                                         --------- -------- -------- -------- --------
Equity Growth.....................................................................   -4.34%    47.37%   12.15%   24.50%   46.46%
Balanced..........................................................................    -.25     23.68    15.86    15.14     8.13
Venture Value.....................................................................   -3.64     38.04    24.71    32.30    13.39
International Magnum Equity***....................................................    2.45      5.28     5.71    -2.18     6.31
                  5/1/87-   5/1/87-
                 12/31/98  12/31/98
                   Total   Effective
Sub-Account        Return    Annual
-----------        ------  ---------
Stock Index.....   406.33%   14.91%
Managed.........   286.19    12.28
                    4/30/93-  4/30/93-
                    12/31/98  12/31/98
                      Total   Effective
Sub-Account           Return    Annual
-----------           ------   ---------
Growth Income......    187.09%   20.44%
Midcap Value**.....     84.89    11.45
                        5/2/94-   5/2/94-
                       12/31/98  12/31/98
                         Total   Effective
Sub-Account              Return    Annual
-----------              ------   ---------
Small Cap..........      97.76%    14.98%
                         10/31/94- 10/31/94-
                         12/31/98  12/31/98
                           Total   Effective
Sub-Account               Return    Annual
-----------               -------  ---------
Equity Growth........     188.30%    28.93%
Balanced.............      77.96     14.83
Venture Value........     148.84     24.45
International Magnum
 Equity***...........      18.57      4.17

-------

  * Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

 ** The Goldman Sachs Midcap Value Series' sub-adviser was Loomis Sayles until
    May 1, 1998, when Goldman Sachs Asset Management became subadviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

*** The Morgan Stanley International Magnum Equity Series' sub-adviser was
    Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser.

                       Sub-Accounts Investing in VIP

                                                                       Annual Net Rate of Return
                          --------------------------------------------------------------------------------------------------
                                                                               For One Year Ending
                          10/9/86- -----------------------------------------------------------------------------------------
Sub-Account               12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------               -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income............   0.00%   -2.02%   21.61%   16.30%  -16.05%   30.26%   15.84%   17.23%    6.11%   33.89%   13.25%
                                                                            Annual Net Rate of Return
                                   -----------------------------------------------------------------------------------------
                                                                                   For One Year Ending
                                   1/28/87- --------------------------------------------------------------------------------
Sub-Account                        12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas..........................  -6.16%    7.16%   25.15%   -2.55%    7.03%  -11.52%   36.12%    0.82%    8.70%   12.19%
                                                                   Annual Net Rate of Return
                 -----------------------------------------------------------------------------------------------------------
                                                                          For One Year Ending
                 9/19/85- --------------------------------------------------------------------------------------------------
Sub-Account      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....  6.11%    16.63%    0.31%   10.64%   -5.03%   -3.11%   33.87%   22.06%   19.32%   -2.43%   19.53%   13.00%
                                   10/9/86- 10/9/86-
                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
Equity-Income...  26.96%   10.63%   365.00%  13.39%
                                   5/1/87-   5/1/87-
                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
Overseas.......   10.56%   11.74%   140.10%    7.62%
                                   9/19/85- 9/19/85-
                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
High Income.....  16.61%   -5.19%  259.03%   10.10%

                        Sub-Account Investing in VIP II

                                                                                     Annual Net Rate of Return
                                                     -----------------------------------------------------------------------
                                                                                            For One Year Ending
                                                     9/6/89-  --------------------------------------------------------------
Sub-Account                                          12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                                          -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager.......................................   0.53%    5.76%   21.46%   10.71%   20.15%   -6.93%   15.91%   13.57%

                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
Asset Manager...  19.57%   14.02%   186.90%   11.98%

Policy Performance

  The material below assumes a Policy was issued with a $1 million face amount and annual premiums of $16,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male and a female, both age 55 in the nonsmoker standard risk category. The first example shows such a Policy with an Option A death benefit, the second example shows a Policy with an Option B death benefit and the third example shows a Policy with an Option C death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                          Option A Death Benefit

Zenith Capital Growth Sub-Account*

                                                                            Internal Rate
                          Total    Minimum    Variable                      of Return on  Internal Rate
                         Premiums   Death      Death      Cash    Net Cash    Net Cash    of Return on
Date                       Paid    Benefit    Benefit     Value     Value       Value     Death Benefit
----                     -------- ---------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $  13,861 $   7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000    14,491     8,422    -84.19%            --
December 31, 1984.......   32,000  1,000,000  1,000,000    26,856    20,787    -42.50       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000    60,394    47,528      -.73         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   129,603   116,737     34.44         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   205,962   193,096     39.09         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   198,941   186,652     23.49          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000   270,617   259,713     24.89          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000   269,342   259,823     18.01          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000   424,971   416,837     23.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000   409,235   402,486     18.18          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000   479,444   474,123     17.53          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000   450,141   446,304     13.64          25.98
December 31, 1995.......  208,000  1,000,000  1,088,149   635,972   633,621     16.31          23.78
December 31, 1996.......  224,000  1,000,000  1,315,133   775,204   774,337     16.65          23.32
December 31, 1997.......  240,000  1,000,000  1,616,364   960,978   960,978     17.16          23.16
December 31, 1998.......  256,000  1,000,000  2,155,266 1,292,514 1,292,514     18.48          23.91

Zenith Bond Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,680    7,611    -88.18%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,890   22,822    -34.63       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   47,663   34,797    -22.48         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   67,356   54,490     -8.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   81,112   68,245     -6.74         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   99,937   87,648     -3.20          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  124,057  113,153       .31          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  145,900  136,381      1.64          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  183,803  175,669      4.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  209,173  202,424      4.78          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  245,781  240,459      5.71          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  247,530  243,694      4.00          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  311,461  309,109      6.04          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  336,221  335,354      5.69          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  382,600  382,600      6.08          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000  427,911  427,911      6.24          15.72

Zenith Money Market Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,710    7,642    -88.04%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,017   21,948    -38.00       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   43,264   30,398    -31.13         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   58,797   45,931    -17.46         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   75,013   62,147    -10.68         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   92,845   80,556     -6.17          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  113,251  102,347     -2.70          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  133,966  124,447      -.73          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  153,354  145,221       .19          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  169,848  163,099       .40          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  185,716  180,395       .46          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  204,420  200,583       .74          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  227,033  224,682      1.21          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  249,272  248,406      1.50          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  272,888  272,888      1.73          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000  298,610  298,610      1.93          15.72

Zenith Stock Index Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,256    5,188    -81.45%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   26,542   20,473    -32.91       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,376   37,510    -14.14         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   59,886   47,020    -13.80         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,460   78,594      -.66         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  110,640   98,698       .87          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  133,587  123,030      2.56          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  146,438  137,266      1.67          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  215,224  207,437      7.71          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  273,032  266,630      9.65          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  373,956  369,006     12.57          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  488,241  484,776     14.26          24.90

Zenith Managed Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,752    6,684    -72.90%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,239   21,170    -30.79       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   47,116   34,250    -19.04         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   61,438   48,572    -12.39         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   87,193   74,327     -2.75         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  105,767   93,825      -.72          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  129,080  118,522      1.54          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  138,970  129,797       .33          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  196,363  188,575      5.71          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  236,097  229,695      6.87          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  311,120  306,169      9.47          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  382,528  379,063     10.58          24.90

Zenith Growth and Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,577    8,508    -60.97%            --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,146   21,078    -31.00       1,028.55%
December 31, 1995.......   48,000  1,000,000  1,000,000   52,666   39,800    -10.84         327.65
December 31, 1996.......   64,000  1,000,000  1,000,000   75,783   62,917      -.78         173.87
December 31, 1997.......   80,000  1,000,000  1,000,000  116,088  103,222      9.66         112.58
December 31, 1998.......   96,000  1,000,000  1,000,000  156,615  144,788     13.05          80.81

Zenith Midcap Value Sub-Account**

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1993.......  16,000   1,000,000  1,000,000   14,645    8,576     -60.51%           --
December 31, 1994.......  32,000   1,000,000  1,000,000   27,406   21,338     -30.21      1,028.55%
December 31, 1995.......  48,000   1,000,000  1,000,000   51,283   38,417     -12.80        327.65
December 31, 1996.......  64,000   1,000,000  1,000,000   73,313   60,447      -2.62        173.87
December 31, 1997.......  80,000   1,000,000  1,000,000  100,231   87,365       3.31        112.58
December 31, 1998.......  96,000   1,000,000  1,000,000  104,010   92,182      -1.28         80.81

Zenith Small Cap Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,000,000   12,279    6,210     -75.86%           --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,142   25,073     -19.28      1,038.05%
December 31, 1996.......  48,000   1,000,000  1,000,000   55,058   42,192      -7.57        329.07
December 31, 1997.......  64,000   1,000,000  1,000,000   84,141   71,275       5.02        174.35
December 31, 1998.......  80,000   1,000,000  1,000,000   93,030   80,164        .08        112.81

Zenith Equity Growth Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,000,000   12,802    6,733    -100.00%           --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,158   25,089     -32.53      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   48,185   35,319     -24.88        522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   72,931   60,065      -3.79        230.16
December 31, 1998.......  80,000   1,000,000  1,000,000  121,929  109,063      14.42        137.32

Zenith Balanced Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,532    7,464     -98.96%           --
December 31, 1995.......  32,000   1,000,000  1,000,000   29,802   23,733     -38.93      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   47,858   34,992     -25.59        522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   68,213   55,347      -8.62        230.16
December 31, 1998.......  80,000   1,000,000  1,000,000   87,147   74,281      -3.42        137.32

Zenith Venture Value Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,117    7,049    -100.00%           --
December 31, 1995.......   32,000  1,000,000  1,000,000   31,121   25,052     -32.71      3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   52,326   39,460     -16.20        522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   82,380   69,514       4.99        230.16
December 31, 1998.......   80,000  1,000,000  1,000,000  107,157   94,291       7.61        137.32

Zenith International Magnum Equity Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,863    7,795     -98.65%           --
December 31, 1995.......   32,000  1,000,000  1,000,000   27,965   21,896     -47.56      3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   42,658   29,792     -37.55        522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   54,289   41,423     -25.37        230.16
December 31, 1998.......   80,000  1,000,000  1,000,000   70,793   57,927     -14.86        137.32

Equity-Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,590    7,521     -96.38%           --
December 31, 1987.......   32,000  1,000,000  1,000,000   23,548   17,479     -63.02      2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   41,197   28,331     -39.03        490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   60,910   48,044     -16.25        221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   64,281   51,415     -19.75        133.88
December 31, 1991.......   96,000  1,000,000  1,000,000   97,173   84,653      -4.62         92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  126,352  115,217        .88         68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  160,443  150,694       4.34         53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  182,079  173,714       4.39         43.72
December 31, 1995.......  160,000  1,000,000  1,000,000  258,099  251,120       9.26         36.31
December 31, 1996.......  176,000  1,000,000  1,000,000  303,832  298,262       9.72         30.74
December 31, 1997.......  192,000  1,000,000  1,000,000  398,567  394,483      11.93         26.41
December 31, 1998.......  208,000  1,000,000  1,000,000  456,231  453,632      11.79         22.96

Overseas Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,596    5,527    -68.38%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,183   21,115    -25.92         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,821   35,955    -14.30         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   60,413   47,547    -11.91         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   78,294   65,428     -6.81         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   80,122   68,641     -9.74          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  125,608  115,513       .79          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  137,840  129,129       .20          46.75
December 31, 1995.......  144,000  1,000,000  1,000,000  165,500  158,174      1.90          38.57
December 31, 1996.......  160,000  1,000,000  1,000,000  197,835  191,894      3.32          32.48
December 31, 1997.......  176,000  1,000,000  1,000,000  233,194  228,738      4.36          27.80
December 31, 1998.......  192,000  1,000,000  1,000,000  274,477  271,507      5.28          24.10

High Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,274    8,205    -90.62%            --
December 31, 1986.......   32,000  1,000,000  1,000,000   29,761   23,692    -33.71       2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   42,563   29,697    -34.27         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   60,045   47,179    -16.70         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   69,113   56,247    -15.33         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   79,401   66,997    -13.01          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  119,247  108,228     -1.05          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  157,896  148,262      3.86          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  201,189  192,940      6.72          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  208,379  201,515      4.75          35.98
December 31, 1995.......  176,000  1,000,000  1,000,000  262,022  256,576      6.94          30.49
December 31, 1996.......  192,000  1,000,000  1,000,000  308,587  304,627      7.70          26.21
December 31, 1997.......  208,000  1,000,000  1,000,000  372,825  370,350      8.77          22.81
December 31, 1998.......  224,000  1,000,000  1,000,000  366,946  365,955      6.93          20.04

Asset Manager Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,583    7,514    -90.73%            --
December 31, 1990.......   32,000  1,000,000  1,000,000   27,598   21,529    -40.93       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   46,904   34,038    -24.47         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   65,176   52,310    -10.91         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   91,834   78,968      -.56         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000   97,152   84,747     -4.43          89.83
December 31, 1995.......  112,000  1,000,000  1,000,000  126,191  115,172       .84          67.33
December 31, 1996.......  128,000  1,000,000  1,000,000  156,439  146,805      3.57          52.92
December 31, 1997.......  144,000  1,000,000  1,000,000  199,506  191,257      6.47          42.98
December 31, 1998.......  160,000  1,000,000  1,000,000  241,251  234,387      7.74          35.77

--------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                          Option B Death Benefit

Zenith Capital Growth Sub-Account*

                                                                            Internal Rate
                          Total    Minimum    Variable                      of Return on  Internal Rate
                         Premiums   Death      Death      Cash    Net Cash    Net Cash    of Return on
Date                       Paid    Benefit    Benefit     Value     Value       Value     Death Benefit
----                     -------- ---------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,013,861 $  13,861 $   7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,014,491    14,491     8,422    -84.19%            --
December 31, 1984.......   32,000  1,000,000  1,026,854    26,854    20,785    -42.51       2,018.29%
December 31, 1985.......   48,000  1,000,000  1,060,380    60,380    47,514      -.75         449.10
December 31, 1986.......   64,000  1,000,000  1,129,535   129,535   116,669     34.41         219.75
December 31, 1987.......   80,000  1,000,000  1,205,770   205,770   192,904     39.05         139.32
December 31, 1988.......   96,000  1,000,000  1,198,653   198,653   186,364     23.43          96.96
December 31, 1989.......  112,000  1,000,000  1,270,045   270,045   259,141     24.83          74.82
December 31, 1990.......  128,000  1,000,000  1,268,560   268,560   259,041     17.93          58.97
December 31, 1991.......  144,000  1,000,000  1,423,320   423,320   415,186     23.43          50.71
December 31, 1992.......  160,000  1,000,000  1,407,176   407,176   400,428     18.09          42.22
December 31, 1993.......  176,000  1,000,000  1,476,651   476,651   471,329     17.43          36.83
December 31, 1994.......  192,000  1,000,000  1,447,430   447,430   443,593     13.55          31.60
December 31, 1995.......  208,000  1,000,000  1,631,940   631,940   629,588     16.22          29.35
December 31, 1996.......  224,000  1,000,000  1,770,021   770,021   769,154     16.56          27.04
December 31, 1997.......  240,000  1,000,000  1,954,303   954,303   954,303     17.08          25.34
December 31, 1998.......  256,000  1,000,000  2,283,344 1,283,344 1,283,344     18.40          24.53
Zenith Bond Income Sub-Account
                                                                            Internal Rate
                          Total    Minimum    Variable                      of Return on  Internal Rate
                         Premiums   Death      Death      Cash    Net Cash    Net Cash    of Return on
Date                       Paid    Benefit    Benefit     Value     Value       Value     Death Benefit
----                     -------- ---------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,013,861 $  13,861 $   7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,013,680    13,680     7,611    -88.18%            --
December 31, 1984.......   32,000  1,000,000  1,028,888    28,888    22,819    -34.64       2,021.51%
December 31, 1985.......   48,000  1,000,000  1,047,652    47,652    34,786    -22.50         446.02
December 31, 1986.......   64,000  1,000,000  1,067,324    67,324    54,458     -8.62         213.62
December 31, 1987.......   80,000  1,000,000  1,081,045    81,045    68,179     -6.78         132.32
December 31, 1988.......   96,000  1,000,000  1,099,811    99,811    87,522     -3.25          93.15
December 31, 1989.......  112,000  1,000,000  1,123,830   123,830   112,926       .25          70.70
December 31, 1990.......  128,000  1,000,000  1,145,530   145,530   136,011      1.57          56.21
December 31, 1991.......  144,000  1,000,000  1,183,177   183,177   175,044      4.44          46.52
December 31, 1992.......  160,000  1,000,000  1,208,239   208,239   201,491      4.68          39.25
December 31, 1993.......  176,000  1,000,000  1,244,514   244,514   239,192      5.61          33.91
December 31, 1994.......  192,000  1,000,000  1,246,235   246,235   242,398      3.91          29.32
December 31, 1995.......  208,000  1,000,000  1,309,757   309,757   307,406      5.96          26.33
December 31, 1996.......  224,000  1,000,000  1,334,246   334,246   333,379      5.61          23.51
December 31, 1997.......  240,000  1,000,000  1,380,113   380,113   380,113      6.00          21.35
December 31, 1998.......  256,000  1,000,000  1,424,749   424,749   424,749      6.15          19.52

Zenith Money Market Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,013,710   13,710    7,641    -88.04%            --
December 31, 1984.......   32,000  1,000,000  1,028,015   28,015   21,946    -38.01       2,020.13%
December 31, 1985.......   48,000  1,000,000  1,043,254   43,254   30,388    -31.15         444.95
December 31, 1986.......   64,000  1,000,000  1,058,770   58,770   45,904    -17.49         212.76
December 31, 1987.......   80,000  1,000,000  1,074,953   74,953   62,087    -10.72         131.96
December 31, 1988.......   96,000  1,000,000  1,092,731   92,731   80,442     -6.22          92.86
December 31, 1989.......  112,000  1,000,000  1,113,048  113,048  102,144     -2.76          70.38
December 31, 1990.......  128,000  1,000,000  1,133,632  133,632  124,114      -.80          55.93
December 31, 1991.......  144,000  1,000,000  1,152,843  152,843  144,710       .11          45.93
December 31, 1992.......  160,000  1,000,000  1,169,110  169,110  162,362       .30          38.61
December 31, 1993.......  176,000  1,000,000  1,184,796  184,796  179,474       .36          33.07
December 31, 1994.......  192,000  1,000,000  1,203,402  203,402  199,565       .66          28.79
December 31, 1995.......  208,000  1,000,000  1,225,863  225,863  223,511      1.13          25.42
December 31, 1996.......  224,000  1,000,000  1,247,899  247,899  247,033      1.42          22.67
December 31, 1997.......  240,000  1,000,000  1,271,230  271,230  271,230      1.64          20.40
December 31, 1998.......  256,000  1,000,000  1,296,551  296,551  296,551      1.85          18.51

Zenith Stock Index Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,011,256   11,256    5,187    -81.45%            --
December 31, 1988.......   32,000  1,000,000  1,026,538   26,538   20,470    -32.92       1,052.13%
December 31, 1989.......   48,000  1,000,000  1,050,361   50,361   37,494    -14.16         337.20
December 31, 1990.......   64,000  1,000,000  1,059,852   59,852   46,986    -13.83         179.18
December 31, 1991.......   80,000  1,000,000  1,091,373   91,373   78,507      -.71         117.50
December 31, 1992.......   96,000  1,000,000  1,110,481  110,481   98,538       .82          85.01
December 31, 1993.......  112,000  1,000,000  1,133,312  133,312  122,755      2.50          65.61
December 31, 1994.......  128,000  1,000,000  1,146,026  146,026  136,854      1.60          52.60
December 31, 1995.......  144,000  1,000,000  1,214,419  214,419  206,631      7.63          44.45
December 31, 1996.......  160,000  1,000,000  1,271,698  271,698  265,296      9.55          38.23
December 31, 1997.......  176,000  1,000,000  1,371,958  371,958  367,008     12.48          33.97
December 31, 1998.......  192,000  1,000,000  1,485,523  485,523  482,058     14.18          30.69

Zenith Managed Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,012,752   12,752    6,683    -72.91%            --
December 31, 1988.......   32,000  1,000,000  1,027,235   27,235   21,167    -30.80       1,052.62%
December 31, 1989.......   48,000  1,000,000  1,047,102   47,102   34,236    -19.06         336.64
December 31, 1990.......   64,000  1,000,000  1,061,403   61,403   48,537    -12.42         179.31
December 31, 1991.......   80,000  1,000,000  1,087,111   87,111   74,245     -2.79         117.29
December 31, 1992.......   96,000  1,000,000  1,105,617  105,617   93,674      -.77          84.84
December 31, 1993.......  112,000  1,000,000  1,128,816  128,816  118,259      1.48          65.49
December 31, 1994.......  128,000  1,000,000  1,138,582  138,582  129,410       .26          52.43
December 31, 1995.......  144,000  1,000,000  1,195,635  195,635  187,848      5.63          44.12
December 31, 1996.......  160,000  1,000,000  1,234,958  234,958  228,556      6.78          37.69
December 31, 1997.......  176,000  1,000,000  1,309,486  309,486  304,536      9.38          33.21
December 31, 1998.......  192,000  1,000,000  1,380,448  380,448  376,983     10.50          29.61

Zenith Growth and Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1993.......   16,000  1,000,000  1,014,576   14,576    8,508    -60.98%            --
December 31, 1994.......   32,000  1,000,000  1,027,143   27,143   21,074    -31.01       1,047.72%
December 31, 1995.......   48,000  1,000,000  1,052,648   52,648   39,782    -10.86         336.86
December 31, 1996.......   64,000  1,000,000  1,075,736   75,736   62,870      -.82         180.24
December 31, 1997.......   80,000  1,000,000  1,115,970  115,970  103,104      9.62         118.62
December 31, 1998.......   96,000  1,000,000  1,156,371  156,371  144,544     13.00          86.56

Zenith Midcap Value Sub-Account**

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1993.......   16,000  1,000,000  1,014,645   14,645    8,576    -60.51%            --
December 31, 1994.......   32,000  1,000,000  1,027,403   27,403   21,334    -30.23       1,047.90%
December 31, 1995.......   48,000  1,000,000  1,051,266   51,266   38,400    -12.83         336.63
December 31, 1996.......   64,000  1,000,000  1,073,268   73,268   60,401     -2.65         180.04
December 31, 1997.......   80,000  1,000,000  1,100,130  100,130   87,264      3.27         117.83
December 31, 1998.......   96,000  1,000,000  1,103,850  103,850   92,023     -1.33          84.71

Zenith Small Cap Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,013,861 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,012,279   12,279    6,210     -75.87%           --
December 31, 1995.......  32,000   1,000,000  1,031,138   31,138   25,069     -19.29      1,060.27%
December 31, 1996.......  48,000   1,000,000  1,055,041   55,041   42,175      -7.59        338.75
December 31, 1997.......  64,000   1,000,000  1,084,092   84,092   71,226       4.99        181.43
December 31, 1998.......  80,000   1,000,000  1,092,938   92,938   80,072       0.03        117.70

Zenith Equity Growth Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,013,861 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,012,801   12,801    6,733    -100.00%           --
December 31, 1995.......  32,000   1,000,000  1,031,155   31,155   25,087     -32.54      3,363.77%
December 31, 1996.......  48,000   1,000,000  1,048,176   48,176   35,310     -24.90        537.86
December 31, 1997.......  64,000   1,000,000  1,072,901   72,901   60,035      -3.82        238.64
December 31, 1998.......  80,000   1,000,000  1,121,836  121,836  108,970      14.38        145.20

Zenith Balanced Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,013,861 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,013,532   13,532    7,463     -98.96%           --
December 31, 1995.......  32,000   1,000,000  1,029,800   29,800   23,731     -38.94      3,359.77%
December 31, 1996.......  48,000   1,000,000  1,047,849   47,849   34,983     -25.61        537.76
December 31, 1997.......  64,000   1,000,000  1,068,185   68,185   55,319      -8.65        238.11
December 31, 1998.......  80,000   1,000,000  1,087,083   87,083   74,217      -3.46        143.03

Zenith Venture Value Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,013,861 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,013,117   13,117    7,049    -100.00%           --
December 31, 1995.......  32,000   1,000,000  1,031,119   31,119   25,050     -32.72      3,363.66%
December 31, 1996.......  48,000   1,000,000  1,052,316   52,316   39,450     -16.22        539.12
December 31, 1997.......  64,000   1,000,000  1,082,345   82,345   69,479       4.96        239.71
December 31, 1998.......  80,000   1,000,000  1,107,076  107,076   94,210       7.57        144.28

Zenith International Magnum Equity Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1994.......   16,000  1,000,000  1,013,863   13,863    7,794    -98.65%            --
December 31, 1995.......   32,000  1,000,000  1,027,963   27,963   21,895    -47.57       3,354.36%
December 31, 1996.......   48,000  1,000,000  1,042,650   42,650   29,784    -37.57         536.17
December 31, 1997.......   64,000  1,000,000  1,054,268   54,268   41,402    -25.40         236.51
December 31, 1998.......   80,000  1,000,000  1,070,744   70,744   57,878    -14.90         141.98

Equity-Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1986.......   16,000  1,000,000  1,013,589   13,589    7,521    -96.38%            --
December 31, 1987.......   32,000  1,000,000  1,023,546   23,546   17,477    -63.03       2,779.50%
December 31, 1988.......   48,000  1,000,000  1,041,189   41,189   28,323    -39.05         502.03
December 31, 1989.......   64,000  1,000,000  1,060,885   60,885   48,019    -16.28         228.66
December 31, 1990.......   80,000  1,000,000  1,064,237   64,237   51,371    -19.78         138.00
December 31, 1991.......   96,000  1,000,000  1,097,066   97,066   84,547     -4.67          96.64
December 31, 1992.......  112,000  1,000,000  1,126,145  126,145  115,011       .82          72.98
December 31, 1993.......  128,000  1,000,000  1,160,068  160,068  150,318      4.28          58.04
December 31, 1994.......  144,000  1,000,000  1,181,497  181,497  173,133      4.31          47.54
December 31, 1995.......  160,000  1,000,000  1,257,002  257,002  250,023      9.17          40.82
December 31, 1996.......  176,000  1,000,000  1,302,262  302,262  296,693      9.62          35.30
December 31, 1997.......  192,000  1,000,000  1,396,444  396,444  392,359     11.84          31.56
December 31, 1998.......  208,000  1,000,000  1,453,682  453,682  451,083     11.71          28.17

Overseas Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,011,595   11,595    5,526    -68.38%            --
December 31, 1988.......   32,000  1,000,000  1,027,179   27,179   21,110    -25.93         720.03%
December 31, 1989.......   48,000  1,000,000  1,048,802   48,802   35,936    -14.33         279.02
December 31, 1990.......   64,000  1,000,000  1,060,370   60,370   47,504    -11.94         158.60
December 31, 1991.......   80,000  1,000,000  1,078,207   78,207   65,341     -6.85         106.76
December 31, 1992.......   96,000  1,000,000  1,079,990   79,990   68,509     -9.79          78.13
December 31, 1993.......  112,000  1,000,000  1,125,323  125,323  115,227       .72          61.64
December 31, 1994.......  128,000  1,000,000  1,137,413  137,413  128,702       .12          49.82
December 31, 1995.......  144,000  1,000,000  1,164,829  164,829  157,503      1.81          41.68
December 31, 1996.......  160,000  1,000,000  1,196,804  196,804  190,863      3.23          35.67
December 31, 1997.......  176,000  1,000,000  1,231,982  231,982  227,527      4.28          31.09
December 31, 1998.......  192,000  1,000,000  1,273,009  273,009  270,039      5.20          27.52

High Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1985.......   16,000  1,000,000  1,014,274   14,274    8,205    -90.62%            --
December 31, 1986.......   32,000  1,000,000  1,029,758   29,758   23,690    -33.72       2,396.09%
December 31, 1987.......   48,000  1,000,000  1,042,554   42,554   29,688    -34.29         474.74
December 31, 1988.......   64,000  1,000,000  1,060,019   60,019   47,153    -16.73         221.19
December 31, 1989.......   80,000  1,000,000  1,069,061   69,061   56,195    -15.37         135.19
December 31, 1990.......   96,000  1,000,000  1,079,309   79,309   66,905    -13.06          94.24
December 31, 1991.......  112,000  1,000,000  1,119,043  119,043  108,024     -1.10          71.75
December 31, 1992.......  128,000  1,000,000  1,157,513  157,513  147,879      3.79          57.30
December 31, 1993.......  144,000  1,000,000  1,200,524  200,524  192,275      6.64          47.42
December 31, 1994.......  160,000  1,000,000  1,207,472  207,472  200,608      4.66          39.67
December 31, 1995.......  176,000  1,000,000  1,260,674  260,674  255,228      6.85          34.46
December 31, 1996.......  192,000  1,000,000  1,306,964  306,964  303,004      7.62          30.31
December 31, 1997.......  208,000  1,000,000  1,370,764  370,764  368,289      8.69          27.17
December 31, 1998.......  224,000  1,000,000  1,364,770  364,770  363,780      6.85          23.97

Asset Manager Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792        --             --
December 31, 1989.......   16,000  1,000,000  1,013,583   13,583    7,514    -90.73%            --
December 31, 1990.......   32,000  1,000,000  1,027,596   27,596   21,527    -40.94       2,178.20%
December 31, 1991.......   48,000  1,000,000  1,046,894   46,894   34,028    -24.49         459.19
December 31, 1992.......   64,000  1,000,000  1,065,147   65,147   52,281    -10.94         217.15
December 31, 1993.......   80,000  1,000,000  1,091,762   91,762   78,896      -.60         134.58
December 31, 1994.......   96,000  1,000,000  1,097,034   97,034   84,630     -4.48          93.92
December 31, 1995.......  112,000  1,000,000  1,125,967  125,967  114,948       .78          71.30
December 31, 1996.......  128,000  1,000,000  1,156,053  156,053  146,419      3.50          56.83
December 31, 1997.......  144,000  1,000,000  1,198,839  198,839  190,590      6.39          47.08
December 31, 1998.......  160,000  1,000,000  1,240,192  240,192  233,328      7.65          39.95

--------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

**Rates of return and Policy values and benefits shown reflect the Goldman
 Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                          Option C Death Benefit

Zenith Capital Growth Sub-Account*

                                                                            Internal Rate
                          Total    Minimum    Variable                      of Return on  Internal Rate
                         Premiums   Death      Death      Cash    Net Cash    Net Cash    of Return on
Date                       Paid    Benefit    Benefit     Value     Value       Value     Death Benefit
----                     -------- ---------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $  13,861 $   7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000    14,491     8,422    -84.19%            --
December 31, 1984.......   32,000  1,000,000  1,000,000    26,856    20,787    -42.50       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000    60,394    47,528      -.73         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   129,603   116,737     34.44         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   205,962   193,096     39.09         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   198,941   186,652     23.49          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000   270,617   259,713     24.89          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000   269,342   259,823     18.01          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000   424,971   416,837     23.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000   409,235   402,486     18.18          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000   479,444   474,123     17.53          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000   450,141   446,304     13.64          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000   635,988   633,637     16.31          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000   775,345   774,478     16.65          19.89
December 31, 1997.......  240,000  1,000,000  1,115,413   961,563   961,563     17.16          18.89
December 31, 1998.......  256,000  1,000,000  1,488,152 1,294,046 1,294,046     18.49          19.98
Zenith Bond Income Sub-Account
                                                                            Internal Rate
                          Total    Minimum    Variable                      of Return on  Internal Rate
                         Premiums   Death      Death      Cash    Net Cash    Net Cash    of Return on
Date                       Paid    Benefit    Benefit     Value     Value       Value     Death Benefit
----                     -------- ---------- ---------- --------- --------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $  13,861 $   7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000    13,680     7,611    -88.18%            --
December 31, 1984.......   32,000  1,000,000  1,000,000    28,890    22,822    -34.63       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000    47,663    34,797    -22.48         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000    67,356    54,490     -8.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000    81,112    68,245     -6.74         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000    99,937    87,648     -3.20          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000   124,057   113,153       .31          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000   145,900   136,381      1.64          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000   183,803   175,669      4.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000   209,173   202,424      4.78          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000   245,781   240,459      5.71          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000   247,530   243,694      4.00          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000   311,461   309,109      6.04          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000   336,221   335,354      5.69          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000   382,600   382,600      6.08          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000   427,911   427,911      6.24          15.72

Zenith Money Market Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,710    7,642    -88.04%            --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,017   21,948    -38.00       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   43,264   30,398    -31.13         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   58,797   45,931    -17.46         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   75,013   62,147    -10.68         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   92,845   80,556     -6.17          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  113,251  102,347     -2.70          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  133,966  124,447      -.73          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  153,354  145,221       .19          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  169,848  163,099       .40          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  185,716  180,395       .46          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  204,420  200,583       .74          25.98
December 31, 1995.......  208,000  1,000,000  1,000,000  227,033  224,682      1.21          22.62
December 31, 1996.......  224,000  1,000,000  1,000,000  249,272  248,406      1.50          19.89
December 31, 1997.......  240,000  1,000,000  1,000,000  272,888  272,888      1.73          17.62
December 31, 1998.......  256,000  1,000,000  1,000,000  298,610  298,610      1.93          15.72

Zenith Stock Index Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,256    5,188    -81.45%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   26,542   20,473    -32.91       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,376   37,510    -14.14         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   59,886   47,020    -13.80         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,460   78,594      -.66         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  110,640   98,698       .87          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  133,587  123,030      2.56          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  146,438  137,266      1.67          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  215,224  207,437      7.71          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  273,032  266,630      9.65          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  373,956  369,006     12.57          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  488,241  484,776     14.26          24.90

Zenith Managed Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,752    6,684    -72.90%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,239   21,170    -30.79       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   47,116   34,250    -19.04         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   61,438   48,572    -12.39         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   87,193   74,327     -2.75         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  105,767   93,825      -.72          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  129,080  118,522      1.54          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  138,970  129,797       .33          49.18
December 31, 1995.......  144,000  1,000,000  1,000,000  196,363  188,575      5.71          40.32
December 31, 1996.......  160,000  1,000,000  1,000,000  236,097  229,695      6.87          33.80
December 31, 1997.......  176,000  1,000,000  1,000,000  311,120  306,169      9.47          28.82
December 31, 1998.......  192,000  1,000,000  1,000,000  382,528  379,063     10.58          24.90

Zenith Growth and Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,577    8,508    -60.97%            --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,146   21,078    -31.00       1,028.55%
December 31, 1995.......   48,000  1,000,000  1,000,000   52,666   39,800    -10.84         327.65
December 31, 1996.......   64,000  1,000,000  1,000,000   75,783   62,917      -.78         173.87
December 31, 1997.......   80,000  1,000,000  1,000,000  116,088  103,222      9.66         112.58
December 31, 1998.......   96,000  1,000,000  1,000,000  156,615  144,788     13.05          80.81

Zenith Midcap Value Sub-Account**

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,645    8,576    -60.51%            --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,406   21,338    -30.21       1,028.55%
December 31, 1995.......   48,000  1,000,000  1,000,000   51,283   38,417    -12.80         327.65
December 31, 1996.......   64,000  1,000,000  1,000,000   73,313   60,447     -2.62         173.87
December 31, 1997.......   80,000  1,000,000  1,000,000  100,231   87,365      3.31         112.58
December 31, 1998.......   96,000  1,000,000  1,000,000  104,010   92,182     -1.28          80.81

Zenith Small Cap Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,000,000   12,279    6,210     -75.86%           --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,142   25,073     -19.28      1,038.05%
December 31, 1996.......  48,000   1,000,000  1,000,000   55,058   42,192      -7.57        329.07
December 31, 1997.......  64,000   1,000,000  1,000,000   84,141   71,275       5.02        174.35
December 31, 1998.......  80,000   1,000,000  1,000,000   93,030   80,164       0.08        112.81

Zenith Equity Growth Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,000,000   12,802    6,733    -100.00%           --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,158   25,089     -32.53      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   48,185   35,319     -24.88        522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   72,931   60,065      -3.79        230.16
December 31, 1998.......  80,000   1,000,000  1,000,000  121,929  109,063      14.42        137.32

Zenith Balanced Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,532    7,464     -98.96%           --
December 31, 1995.......  32,000   1,000,000  1,000,000   29,802   23,733     -38.93      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   47,858   34,992     -25.59        522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   68,213   55,347      -8.62        230.16
December 31, 1998.......  80,000   1,000,000  1,000,000   87,147   74,281      -3.42        137.32

Zenith Venture Value Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $16,000  $1,000,000 $1,000,000 $ 13,861 $  7,792         --            --
December 31, 1994.......  16,000   1,000,000  1,000,000   13,117    7,049    -100.00%           --
December 31, 1995.......  32,000   1,000,000  1,000,000   31,121   25,052     -32.71      3,271.69%
December 31, 1996.......  48,000   1,000,000  1,000,000   52,326   39,460     -16.20        522.96
December 31, 1997.......  64,000   1,000,000  1,000,000   82,380   69,514       4.99        230.16
December 31, 1998.......  80,000   1,000,000  1,000,000  107,157   94,291       7.61        137.32

Zenith International Magnum Equity Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,863    7,795    -98.65%            --
December 31, 1995.......   32,000  1,000,000  1,000,000   27,965   21,896    -47.56       3,271.69%
December 31, 1996.......   48,000  1,000,000  1,000,000   42,658   29,792    -37.55         522.96
December 31, 1997.......   64,000  1,000,000  1,000,000   54,289   41,423    -25.37         230.16
December 31, 1998.......   80,000  1,000,000  1,000,000   70,793   57,927    -14.86         137.32

Equity-Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,590    7,521    -96.38%            --
December 31, 1987.......   32,000  1,000,000  1,000,000   23,548   17,479    -63.02       2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   41,197   28,331    -39.03         490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   60,910   48,044    -16.25         221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   64,281   51,415    -19.75         133.88
December 31, 1991.......   96,000  1,000,000  1,000,000   97,173   84,653     -4.62          92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  126,352  115,217       .88          68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  160,443  150,694      4.34          53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  182,079  173,714      4.39          43.72
December 31, 1995.......  160,000  1,000,000  1,000,000  258,099  251,120      9.26          36.31
December 31, 1996.......  176,000  1,000,000  1,000,000  303,832  298,262      9.72          30.74
December 31, 1997.......  192,000  1,000,000  1,000,000  398,567  394,483     11.93          26.41
December 31, 1998.......  208,000  1,000,000  1,000,000  456,231  453,632     11.79          22.96

Overseas Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,596    5,527    -68.38%            --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,183   21,115    -25.92         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,821   35,955    -14.30         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   60,413   47,547    -11.91         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   78,294   65,428     -6.81         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   80,122   68,641     -9.74          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  125,608  115,513       .79          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  137,840  129,129       .20          46.75
December 31, 1995.......  144,000  1,000,000  1,000,000  165,500  158,174      1.90          38.57
December 31, 1996.......  160,000  1,000,000  1,000,000  197,835  191,894      3.32          32.48
December 31, 1997.......  176,000  1,000,000  1,000,000  233,194  228,738      4.36          27.80
December 31, 1998.......  192,000  1,000,000  1,000,000  274,477  271,507      5.28          24.10

High Income Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,274    8,205    -90.62%            --
December 31, 1986.......   32,000  1,000,000  1,000,000   29,761   23,692    -33.71       2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   42,563   29,697    -34.27         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   60,045   47,179    -16.70         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   69,113   56,247    -15.33         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   79,401   66,997    -13.01          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  119,247  108,228     -1.05          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  157,896  148,262      3.86          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  201,189  192,940      6.72          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  208,379  201,515      4.75          35.98
December 31, 1995.......  176,000  1,000,000  1,000,000  262,022  256,576      6.94          30.49
December 31, 1996.......  192,000  1,000,000  1,000,000  308,587  304,627      7.70          26.21
December 31, 1997.......  208,000  1,000,000  1,000,000  372,825  370,350      8.77          22.81
December 31, 1998.......  224,000  1,000,000  1,000,000  366,946  365,955      6.93          20.04

Asset Manager Sub-Account

                                                                          Internal Rate
                          Total    Minimum    Variable                    of Return on  Internal Rate
                         Premiums   Death      Death      Cash   Net Cash   Net Cash    of Return on
Date                       Paid    Benefit    Benefit    Value    Value       Value     Death Benefit
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792        --             --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,583    7,514    -90.73%            --
December 31, 1990.......   32,000  1,000,000  1,000,000   27,598   21,529    -40.93       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   46,904   34,038    -24.47         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   65,176   52,310    -10.91         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   91,834   78,968      -.56         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000   97,152   84,747     -4.43          89.83
December 31, 1995.......  112,000  1,000,000  1,000,000  126,191  115,172       .84          67.33
December 31, 1996.......  128,000  1,000,000  1,000,000  156,439  146,805      3.57          52.92
December 31, 1997.......  144,000  1,000,000  1,000,000  199,506  191,257      6.47          42.98
December 31, 1998.......  160,000  1,000,000  1,000,000  241,251  234,387      7.74          35.77

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect policy charges.

The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

Over the 54 20-year time periods beginning in 1926 and ending in 1998 (i.e., 1926-1945, 1927-1946, and so on through 1979-1998):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 51 of the 54 periods.

  -- The average annual return of common stocks surpassed that of U.S.
     Treasury bills in each of the 54 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 54 periods.

Over the 44 30-year time periods beginning in 1926 and ending in 1998, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 44 periods.

From 1926 through 1998 the average annual return for common stocks was 11.2%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]

                             ---------------------

                   SUMMARY: HISTORIC S&P STOCK INDEX RESULTS
                          FOR SPECIFIC HOLDING PERIODS

The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1998.

The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                             ---------------------

             Percent of Holding Periods with the Following Returns:

                                                                         Greater
                                                    5.01-  10.01- 15.01-  Than
   Holding                         Negative 0-5.00% 10.00% 15.00% 20.00% 20.00%
   Period                           Return  Return  Return Return Return Return
   -------                         -------- ------- ------ ------ ------ -------
    1 year........................    27%       4%    11%     7%    11%     40%
    5 years.......................    10%      14%    14%    31%    19%     12%
   10 years.......................     3%      10%    33%    24%    28%      2%
   20 years.......................     0%       6%    31%    54%     9%      0%

--------

Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                             DOLLAR COST AVERAGING

Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                   APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

These are examples of ways the Policy can be used to address certain personal, estate and business planning objectives.

Estate Tax Payment

Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate. Survivorship life is especially suited to fund for this liability at the second death.

Education and Support of Children

Often, parents will have enough insurance to provide for dependent children if one of the parents dies but not enough to provide for them if both parents die. Survivorship life can provide protection against extraordinary expenses if both parents die while the children are dependent.

Charitable Giving

You can use life insurance to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need support or if the individual wants the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The policy's death benefit proceeds can pass directly to the children, free of income and estate taxes, at the same time that the assets in the spouse's estate pass to charity.

Gifts to Grandchildren

Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exceptions to the generation skipping tax to maximize the gifts grandchildren can receive.

Business Uses

You can use survivorship life in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   Table 1.1

           Comparison of Tax Treatment of Life Insurance Products and
                         Other Retirement Savings Plans

                                         Cash-Value   Non-
                                            Life    Qualified         Qualified
                                         Insurance  Annuities  IRA'S   Pension
                                         ---------- --------- ------- ---------
   Annual Contribution Limits               No       No       Yes      Yes
   Income Eligibility Limits                No       No       Yes**    No
   Borrowing Treated as Distributions       No*      Yes      Loans    Yes,
                                                              not      beyond
                                                              allowed  $50,000
   Income Ordering Rules (Income in-        No*      Yes      Yes      Yes
    cluded in First Distribution)
   Early Withdrawal Penalties               No*      Yes***   Yes***   Yes***
   Minimum Distribution Rules by Age 70     No       No       Yes      Yes
    1/2
   Maximum Annual Distribution Rules        No       No       Yes      Yes
   Anti-discrimination Rules                No       No       No       Yes

--------
Department of the Treasury                                            March 1990
 Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                APPENDIX F

                       TAX LAW AND THE DEATH BENEFIT

In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

                                    Table I

     Age of Younger                         Age of Younger
   Insured at Start of    Percentage of   Insured at Start of   Percentage of
     the Policy Year       Cash Value       the Policy Year      Cash Value
   -------------------    -------------   -------------------   -------------
   20 through 40               250                61                 128
        41                     243                62                 126
        42                     236                63                 124
        43                     229                64                 122
        44                     222                65                 120
        45                     215                66                 119
        46                     209                67                 118
        47                     203                68                 117
        48                     197                69                 116
        49                     191                70                 115
        50                     185                71                 113
        51                     178                72                 111
        52                     171                73                 109
        53                     164                74                 107
        54                     157           75 through 90           105
        55                     150                91                 104
        56                     146                92                 103
        57                     142                93                 102
        58                     138           94 through 99           101
        59                     134                100                100
        60                     130

                                APPENDIX G

                       ENHANCED DEATH BENEFIT LIMITATIONS

As noted under "Policy Values and Benefits" in the Prospectus, the enhancement factor that applies to the Option A and B death benefits is subject to certain limits in order to contain cost of insurance charges against the Policy.

The maximum death benefit under Option A is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the face amount divided by the Tabular Cash Value of the Policy at the start of the Policy month.

The maximum death benefit under Option B is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the sum of the face amount plus the Tabular Cash Value, divided by the Tabular Cash Value.

In no event will the death benefit be less than the amount required to satisfy tax law requirements.

The Tabular Cash Value at the start of each Policy month assumes: the Guaranteed Death Benefit 1 Premium, as shown in the Policy, is paid on the first day of each Policy year; maximum charges are charged; and the Actual Investment Return is equivalent to an annual rate of 4% in all policy years.

                             ---------------------

                                    Table II

        Age                 Percent                          Age                          Percent
        ---                 -------                          ---                          -------
   20 through 40            362.50                           63                           179.80
        41                  352.35                           64                           176.90
        42                  342.20                           65                           174.00
        43                  332.05                           66                           172.55
        44                  321.90                           67                           171.10
        45                  311.75                           68                           169.65
        46                  303.05                           69                           168.20
        47                  294.35                           70                           166.75
        48                  285.65                           71                           163.85
        49                  276.95                           72                           160.95
        50                  268.25                           73                           158.05
        51                  258.10                           74                           155.15
        52                  247.95                      75 through 90                     152.25
        53                  237.80                           91                           150.80
        54                  227.65                           92                           144.20
        55                  217.50                           93                           137.70
        56                  211.70                           94                           131.30
        57                  205.90                           95                           126.25
        58                  200.10                           96                           121.20
        59                  194.30                           97                           116.15
        60                  188.50                           98                           111.10
        61                  185.60                           99                           106.05
        62                  182.70                           100                          100.00

New England Variable Life Separate Account of New England Life Insurance
Company

Report of Independent Accountants

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Midcap Value Sub-Account (formerly Avanti Growth Sub-Account), Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account (formerly International Equity Sub-Account), Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1998, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1999

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Assets and Liabilities

December 31, 1998

                                                                                                    New England Zenith Fund
                                    ----------------------------------------------------------------------------------------
                                                                                                                   Growth
                                       Capital        Bond        Money       Stock                    Midcap        and
                                        Growth       Income      Market       Index       Managed       Value      Income
                                         Sub-         Sub-        Sub-         Sub-        Sub-         Sub-        Sub-
                                       Account       Account     Account     Account      Account      Account     Account
                                    -------------- ----------- ----------- ------------ ------------ ----------- -----------
Assets
 Investments in New England Zenith
  Fund, Variable Insurance Products
  Fund, and Variable Insurance
  Products Fund II at value
  (Note 2)........................  $1,062,879,735 $63,810,233 $91,999,048 $112,951,497 $58,280,968  $36,325,954 $66,354,407

                   Shares        Cost
                  --------- --------------
Capital Growth
 Series.........  2,270,965 $  846,910,241
Back Bay
 Advisors Bond
 Income Series..    580,674     62,600,962
Back Bay
 Advisors Money
 Market Series..    919,990     91,999,048
Westpeak Stock
 Index Series...    575,256     72,986,331
Back Bay
 Advisors
 Managed Series.    280,521     44,995,302
Goldman Sachs
 Midcap Value
 Series.........    295,718     40,133,483
Westpeak Growth
 and Income
 Series.........    318,506     52,737,711
Loomis Sayles
 Small Cap
 Series.........    466,286     68,072,072
Salomon Brothers
 U.S. Government
 Series.........     67,545        759,527
Loomis Sayles
 Balanced
 Series.........    927,883     13,354,477
Alger Equity
 Growth Series..  4,069,269     71,472,170
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,025,541     11,496,216
Davis Venture
 Value Series...  4,661,398     87,902,713
Salomon Brothers
 Bond
 Opportunities
 Series.........    105,941      1,257,497
VIP Equity-
 Income
 Portfolio......  6,075,186    114,838,775
VIP Overseas
 Portfolio......  4,647,523     78,413,065
VIP High Income
 Portfolio......    981,426     11,927,393
VIP II Asset
 Manager
 Portfolio......    505,178      7,927,108
                            --------------
Total                       $1,679,784,090
                            ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...        177,286      141,063   1,688,024      146,440        (922)      61,118       58,059
 Dividends receivable................             --           --     317,906           --          --           --           --
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
 Total Assets........................  1,063,057,021   63,951,296  94,004,978  113,097,938  58,280,046   36,387,072   66,412,466

Liabilities
 Due New England Life Insurance
  Company...........................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
  Total Liabilities.................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
Net Assets for Variable Life
 Insurance Policies.................  $  974,704,592  $57,816,044 $85,330,924 $100,709,791 $53,249,987  $32,711,062  $58,951,793
                                      ==============  =========== =========== ============ ============ ===========  ===========

                       See Notes to Financial Statements

                                                                                                   Variable Insurance
                                                                                                     Products Fund
----------------------------------------------------------------------------------------- -------------------------------------
                                                 International
   Small        U.S.                   Equity       Magnum       Venture        Bond        Equity-                    High
    Cap      Government  Balanced      Growth       Equity        Value     Opportunities    Income     Overseas      Income
   Sub-         Sub-       Sub-         Sub-         Sub-          Sub-         Sub-          Sub-        Sub-         Sub-
  Account     Account     Account     Account       Account      Account       Account      Account      Account      Account
-----------  ---------- ----------- ------------ ------------- ------------ ------------- ------------ -----------  -----------
$71,588,857   $774,736  $14,391,467 $102,179,339  $11,691,171  $107,911,360  $1,210,903   $154,432,484 $93,181,595  $11,315,839
    134,394      5,294       13,282      356,305       15,466        52,450       7,704          9,726    (100,707)      15,136
         --         --           --           --           --            --          --             --          --           --
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
 71,723,251    780,030   14,404,749  102,535,644   11,706,637   107,963,810   1,218,608    154,442,210  93,080,888   11,330,975
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
$63,798,887   $691,612  $12,476,648 $ 90,873,849  $10,318,556  $ 95,272,468  $1,090,654   $138,553,401 $84,273,799  $ 9,988,955
===========   ========  =========== ============  ===========  ============  ==========   ============ ===========  ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ --------------
   Small       Asset
    Cap       Manager
   Sub-         Sub-
  Account     Account       Total
------------ ---------- --------------
$71,588,857  $9,174,668 $2,070,454,260
    134,394         271      2,780,390
         --          --        317,906
------------ ---------- --------------
 71,723,251   9,174,938  2,073,552,557
  7,924,364     987,748    194,552,345
------------ ---------- --------------
  7,924,364     987,748    194,552,345
------------ ---------- --------------
$63,798,887  $8,187,191 $1,879,000,212
============ ========== ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1998

                                                                                      New England Zenith Fund
                          ------------------------------------------------------------------------------------
                                                                                                     Growth
                            Capital       Bond      Money       Stock                   Midcap         and
                             Growth      Income     Market      Index      Managed      Value        Income
                              Sub-        Sub-       Sub-       Sub-        Sub-         Sub-         Sub-
                            Account     Account    Account     Account     Account     Account       Account
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Income
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
Expense
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========


                       See Notes to Financial Statements

                                                                                                Variable Insurance
                                                                                                  Products Fund
--------------------------------------------------------------------------------------- ----------------------------------
                                                International
   Small         U.S.                 Equity       Magnum       Venture       Bond        Equity-                 High
    Cap       Government  Balanced    Growth       Equity        Value    Opportunities   Income     Overseas    Income
   Sub-          Sub-       Sub-       Sub-         Sub-         Sub-         Sub-         Sub-        Sub-       Sub-
  Account      Account    Account     Account      Account      Account      Account      Account    Account     Account
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
===========    =======   ========== ===========   =========   ===========   ========    =========== ========== ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ ------------
   Small        Asset
    Cap        Manager
   Sub-          Sub-
  Account      Account      Total
------------- ---------- ------------
$ 1,148,975   $  835,511 $187,037,382
    380,727       50,140   10,697,110
------------- ---------- ------------
    768,248      785,371  176,340,272
  5,422,058      971,097  203,203,584
  3,516,783    1,247,559  390,670,172
------------- ---------- ------------
 (1,905,274)     276,461  187,466,588
     20,862        4,137    7,251,049
------------- ---------- ------------
 (1,884,412)     280,598  194,717,637
------------- ---------- ------------
$(1,116,164)  $1,065,969 $371,057,909
============= ========== ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1997

                                                                                  New England Zenith Fund
                          --------------------------------------------------------------------------------
                                                                                                  Growth
                            Capital        Bond      Money       Stock                 Midcap      and
                             Growth       Income     Market      Index     Managed     Value      Income
                              Sub-         Sub-       Sub-       Sub-        Sub-       Sub-       Sub-
                            Account      Account    Account     Account    Account    Account    Account
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Income
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
Expense
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements


---------------------------------------------------------------------------------
                                           International
  Small        U.S.               Equity      Magnum      Venture       Bond
   Cap      Government Balanced   Growth      Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-        Sub-         Sub-        Sub-
 Account     Account   Account   Account      Account     Account      Account
----------  ---------- -------- ---------- ------------- ---------- -------------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $1,822,395    $43,914
   275,141     2,290     50,941    265,599      51,702      276,055      9,400
----------    ------   -------- ----------   ---------   ----------    -------
 6,004,065     6,799    387,489  4,455,451     157,687    1,546,340     34,514
 3,059,565      (819)   236,625  2,084,389     136,191    2,398,023     (1,153)
 5,422,058    (1,916)   642,612  5,391,267    (155,006)  10,716,783     (2,256)
----------    ------   -------- ----------   ---------   ----------    -------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)   8,318,760     (1,103)
    20,956         1     55,231     75,802       8,303       21,718        201
----------    ------   -------- ----------   ---------   ----------    -------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)   8,340,478       (902)
----------    ------   -------- ----------   ---------   ----------    -------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $9,886,818    $33,612
==========    ======   ======== ==========   =========   ==========    =======
---------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account        Total
----------- ---------- -------- ---------    ------------
$ 8,872,794 $5,434,055 $393,295 $528,401     $231,072,203
    676,059    447,597   41,502   33,135        7,755,657
----------- ---------- -------- --------     ------------
  8,196,735  4,986,458  351,793  495,266      223,316,546
 16,409,989  9,502,216  362,600  547,647      194,486,245
 32,699,163 11,137,299  964,520  971,097      203,203,584
----------- ---------- -------- --------     ------------
 16,289,174  1,635,083  601,920  423,450        8,717,339
    126,489     67,905   12,234    5,368        2,491,649
----------- ---------- -------- --------     ------------
 16,415,663  1,702,988  614,154  428,818       11,208,988
----------- ---------- -------- --------     ------------
$24,612,398 $6,689,446 $965,947 $924,084     $234,525,534
=========== ========== ======== ========     ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1996

                                                                                 New England Zenith Fund
                          -------------------------------------------------------------------------------

                            Capital       Bond       Money      Stock                 Midcap   Growth and
                             Growth      Income      Market     Index     Managed     Value      Income
                              Sub-        Sub-        Sub-       Sub-       Sub-       Sub-       Sub-
                            Account     Account     Account    Account    Account    Account    Account
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Income
 Dividends..............  $ 32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
Expense
 Mortality and expense
  risk charge (Note 3)..     2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net investment income
  (loss)................    30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......    71,963,590    997,195          --  2,853,587  5,216,548  2,881,100  2,105,777
 End of year............   138,009,405     40,519          --  7,633,013  6,137,629  4,823,316  3,107,090
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........    66,045,815   (956,676)         --  4,779,426    921,081  1,942,216  1,001,313
 Net realized gain
  (loss) on investments.       985,421        299          --      1,808     69,775     27,429     18,964
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........    67,031,236   (956,377)         --  4,781,234    990,856  1,969,645  1,020,277
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $ 97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          ============ ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements





----------------------------------------------------------------------------------
                                            International
  Small        U.S.               Equity       Magnum      Venture       Bond
   Cap      Government Balanced   Growth       Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-         Sub-         Sub-        Sub-
 Account     Account*  Account   Account       Account     Account     Account*
----------  ---------- -------- ----------  ------------- ---------- -------------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $ 1,218
    90,146       28      11,713    104,685      19,385        64,656         40
----------    -----    -------- ----------    --------    ----------    -------
 1,534,562      674      93,226    (59,822)     51,962       379,356      1,178
   768,552       --       3,769     65,901      24,089       171,931         --
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092     (1,153)
    31,570       --       2,318     11,723         159         4,907         --
----------    -----    -------- ----------    --------    ----------    -------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $    25
==========    =====    ======== ==========    ========    ==========    =======
----------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account       Total
----------- ---------- -------- ---------   ------------
$ 2,662,990 $1,164,550 $199,463 $174,907    $ 50,453,549
    428,473    325,346   19,551   20,483       4,984,819
----------- ---------- -------- --------    ------------
  2,234,517    839,204  179,912  154,424      45,468,730
  9,642,454  4,022,725  167,043  269,255     101,153,516
 16,409,989  9,502,216  362,600  547,647     194,486,245
----------- ---------- -------- --------    ------------
  6,767,535  5,479,491  195,557  278,392      93,332,729
     27,750     44,049    1,942    4,122       1,232,236
----------- ---------- -------- --------    ------------
  6,795,285  5,523,540  197,499  282,514      94,564,965
----------- ---------- -------- --------    ------------
$ 9,029,802 $6,362,744 $377,411 $436,938    $140,033,695
=========== ========== ======== ========    ============

                   See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1998

                                                                                                 New England Zenith Fund
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                      Capital        Bond          Money         Stock                      Midcap         and         Small
                      Growth        Income        Market         Index        Managed       Value        Income         Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-          Sub-         Sub-         Sub-
                      Account       Account       Account       Account       Account      Account       Account      Account
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-
  accounts.......     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
Net Assets, at
 beginning of the
 period..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
Net Assets, at
 end of the
 period..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                                       International
   U.S.                     Equity        Magnum       Venture         Bond
Government   Balanced       Growth        Equity        Value      Opportunities
   Sub-        Sub-          Sub-          Sub-          Sub-          Sub-
 Account      Account      Account        Account      Account        Account
----------  -----------  ------------  ------------- ------------  -------------
$   34,649  $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920
    17,136      401,219    25,372,043       355,856     9,314,386      (43,844)
----------  -----------  ------------   -----------  ------------   ----------
    51,785      955,409    28,518,286       558,517    11,714,181       47,076
        --    3,185,034    18,566,913     3,131,225    24,165,947           --
   590,096    3,794,185    16,305,214       999,735    23,584,994      612,788
 (111,452)   (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)
----------  -----------  ------------   -----------  ------------   ----------
   478,644    4,645,991    20,418,503     2,627,002    32,141,554      455,841
----------  -----------  ------------   -----------  ------------   ----------
   530,429    5,601,400    48,936,789     3,185,519    43,855,735      502,917
   161,183    6,875,248    41,937,060     7,133,037    51,416,733      587,737
----------  -----------  ------------   -----------  ------------   ----------
$  691,612  $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654
==========  ===========  ============   ===========  ============   ==========
               Variable                      Insurance
         Variable Insurance                  Products
            Products Fund                     Fund II
---------------------------------------     -------------------------------
  Equity-                      High           Asset
   Income       Overseas      Income         Manager
    Sub-          Sub-         Sub-           Sub-
  Account       Account       Account        Account        Total
------------  ------------  -----------    ------------ ---------------
$  7,186,371  $  5,543,453  $   996,739    $   785,371  $  176,340,272
   7,455,548     3,964,503   (1,555,159)       280,598     194,717,637
------------  ------------  -----------    ------------ ---------------
  14,641,919     9,507,956     (558,420)     1,065,969     371,057,909
  26,170,240    17,386,996    2,434,923      1,626,307     516,501,076
   8,474,098       342,473    2,823,884      1,297,121              --
 (18,064,178)  (10,788,946)  (1,891,706)    (1,251,084)   (277,154,223)
------------  ------------  -----------    ------------ ---------------
  16,580,160     6,940,523    3,367,101      1,672,344     239,346,853
------------  ------------  -----------    ------------ ---------------
  31,222,080    16,448,479    2,808,682      2,738,313     610,404,762
 107,331,321    67,825,320    7,180,273      5,448,878   1,268,595,450
------------  ------------  -----------    ------------ ---------------
$138,553,401  $ 84,273,799  $ 9,988,955     $ 8,187,191  $1,879,000,212
============  ============  ===========    ============ ===============





                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1997

                                                                                                New England Zenith Fund
                   -----------------------------------------------------------------------------------------------------------
                      Capital        Bond          Money         Stock                     Midcap                     Small
                      Growth        Income        Market         Index        Managed       Value     Growth and       Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-         Sub-      Income Sub-     Sub-
                      Account       Account       Account       Account       Account      Account      Account      Account
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
Net Assets, at
 beginning of the
 year............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Assets, at
 end of the year.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements



-------------------------------------------------------------------------------
                                      International
   U.S.                    Equity        Magnum       Venture         Bond
Government   Balanced      Growth        Equity        Value      Opportunities
   Sub-        Sub-         Sub-          Sub-          Sub-          Sub-
 Account      Account      Account       Account      Account        Account
----------  -----------  -----------  ------------- ------------  -------------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)
 --------   -----------  -----------   -----------  ------------    --------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612
       --     2,146,406   14,606,449     3,056,999    13,157,429          --
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)
 --------   -----------  -----------   -----------  ------------    --------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357
 --------   -----------  -----------   -----------  ------------    --------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768
 --------   -----------  -----------   -----------  ------------    --------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737
 ========   ===========  ===========   ===========  ============    ========
                                         Variable
                                         Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------------------------
  Equity-                     High        Asset
   Income      Overseas      Income      Manager
    Sub-         Sub-         Sub-         Sub-
  Account       Account      Account     Account        Total
------------  -----------  -----------  ----------- ---------------
$  8,196,735  $ 4,986,458  $   351,793  $  495,266  $  223,316,546
  16,415,663    1,702,988      614,154     428,818      11,208,988
------------  -----------  -----------  ----------- ---------------
  24,612,398    6,689,446      965,947     924,084     234,525,534
  23,866,781   17,551,475    2,042,291   1,403,144     360,665,925
   5,377,892    1,724,137    1,829,771     422,784              --
 (18,885,322)  (9,549,079)  (1,756,377)   (881,229)   (212,980,807)
------------  -----------  -----------  ----------- ---------------
  10,359,351    9,726,533    2,115,685     944,699     147,685,118
------------  -----------  -----------  ----------- ---------------
  34,971,749   16,415,979    3,081,632   1,868,783     382,210,652
  72,359,572   51,409,341    4,098,641   3,580,095     886,384,798
------------  -----------  -----------  ----------- ---------------
$107,331,321  $67,825,320  $ 7,180,273  $5,448,878  $1,268,595,450
============  ===========  ===========  =========== ===============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1996

                                                                                                 New England Zenith Fund
                       --------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                         Capital        Bond         Money         Stock                    Midcap         and         Small
                          Growth       Income        Market        Index       Managed       Value       Income         Cap
                           Sub-         Sub-          Sub-         Sub-         Sub-         Sub-         Sub-         Sub-
                         Account       Account      Account       Account      Account      Account      Account      Account
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)......  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606  $ 1,534,562
 Net realized and
  unrealized gain
  (loss) on
  investments........    67,031,236     (956,377)           --    4,781,234      990,856    1,969,645    1,020,277    2,322,583
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in net
  assets resulting
  from operations....    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883    3,857,145
From Policy-Related
 Transactions
 Net premiums
  transferred from
  New England Life
  Insurance Company
  (Note 4)...........   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936    5,440,860
 Net transfers (to)
  from other sub-
  accounts...........    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270   10,060,122
 Net transfers to New
  England Life
  Insurance Company..   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)  (4,380,392)
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting
  from policy related
  transactions.......    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335   11,120,590
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net increase in net
  assets.............   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218   14,977,735
Net Assets, at
 beginning of the
 year................   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478    6,544,996
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets, at end of
 the year............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696  $21,522,731
                       ============  ===========  ============  ===========  ===========  ===========  ===========  ===========

*For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------
                                     International
   U.S.                   Equity        Magnum       Venture        Bond
Government   Balanced     Growth        Equity        Value     Opportunities
   Sub-        Sub-        Sub-          Sub-         Sub-          Sub-
 Account*    Account      Account       Account      Account      Account*
----------  ----------  -----------  ------------- -----------  -------------
 $   674    $   93,226  $   (59,822)  $    51,962  $   379,356     $ 1,178
    (819)      235,174    2,030,211       112,261    2,230,999      (1,153)
 -------    ----------  -----------   -----------  -----------     -------
    (145)      328,400    1,970,389       164,223    2,610,355          25
      --       811,932    9,286,073     1,454,605    4,876,053          --
  46,951     2,383,695   11,496,667     2,908,047    9,510,686      27,190
    (769)     (708,829)  (6,395,345)   (1,242,748)  (3,721,564)       (447)
 -------    ----------  -----------   -----------  -----------     -------
  46,182     2,486,798   14,387,395     3,119,904   10,665,175      26,743
 -------    ----------  -----------   -----------  -----------     -------
  46,037     2,815,198   16,357,784     3,284,127   13,275,530      26,768
      --       418,211    5,712,498       953,848    3,386,440          --
 -------    ----------  -----------   -----------  -----------     -------
 $46,037    $3,233,409  $22,070,282   $ 4,237,975  $16,661,970     $26,768
 =======    ==========  ===========   ===========  ===========     =======
-----------------------------------------------------------------------------
                                         Variable
                                        Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------

  Equity-                      High       Asset
   Income       Overseas      Income     Manager
    Sub-          Sub-         Sub-        Sub-
  Account       Account      Account     Account        Total
------------  ------------  ----------  ----------  --------------
$  2,234,517  $    839,204  $  179,912  $  154,424  $  45,468,730
   6,795,285     5,523,540     197,499     282,514     94,564,965
------------  ------------  ----------  ----------  --------------
   9,029,802     6,362,744     377,411     436,938    140,033,695
  20,426,731    17,135,189     970,763   1,258,847    285,719,085
   9,029,810     1,051,463   1,631,762     560,948             --
 (13,479,623)  (11,522,274)   (623,788)   (649,631)  (152,002,266)
------------  ------------  ----------  ----------  --------------
  15,976,918     6,664,378   1,978,737   1,170,164    133,716,819
------------  ------------  ----------  ----------  --------------
  25,006,720    13,027,122   2,356,148   1,607,102    273,750,514
  47,352,852    38,382,219   1,742,493   1,972,993    612,634,284
------------  ------------  ----------  ----------  --------------
$ 72,359,572  $ 51,409,341  $4,098,641  $3,580,095  $ 886,384,798
============  ============  ==========  ==========  ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements

1. Nature of Business. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Sub-Accounts. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. Mortality and Expense Risk Charges. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively.

4. Net Premium Transfers and Deductions from Cash Value. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

5. Federal Income Taxes. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. Investment Advisers. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

              Series                      Adviser                    Sub-Adviser
              ------                 ------------------ --------------------------------------
Capital Growth                       CGM*                                 --
Back Bay Advisors Money Market       TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income        TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Managed            TNE Advisers, Inc. Back Bay Advisors, L.P.*
Westpeak Stock Index                 TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and Income           TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Goldman Sachs Midcap Value Series    TNE Advisers, Inc. Goldman Sachs Asset Management, Inc
Loomis Sayles Small Cap              TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced               TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley International Magnum  TNE Advisers, Inc. Morgan Stanley Dean Witter
 Equity                                                  Investment Management, Inc.
Davis Venture Value                  TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth                  TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S. Government     TNE Advisers, Inc. Salomon Brothers Asset Management, Inc
Salomon Brothers Strategic Bond
 Opportunities                       TNE Advisers, Inc. Salomon Brothers Asset Management, Inc

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Dean Witter Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.) went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management, ("Goldman Sachs"), became the subadvisor of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

7. Investment Purchases and Sales. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1998:

                                                       Purchases      Sales
                                                      ------------ ------------
   Capital Growth Series                              $229,923,840 $194,572,879
   Back Bay Advisors Money Market Series               303,898,559  250,343,059
   Back Bay Advisors Bond Income Series                 29,019,450   16,718,466
   Back Bay Advisors Managed Series                     16,871,874   10,374,817
   Westpeak Stock Index Series                          52,293,114   27,237,590
   Westpeak Growth and Income Series                    31,543,693   13,028,848
   Goldman Sachs Midcap Value Series                    13,255,960   10,518,399
   Loomis Sayles Small Cap Series                       36,489,723   19,320,276
   Loomis Sayles Balanced Series                         9,318,701    4,071,999
   Morgan Stanley International Magnum Equity Series     7,480,032    4,717,292
   Davis Venture Value Series                           59,616,224   23,838,504
   Alger Equity Growth Series                           42,615,754   18,064,237
   Salomon Bothers U.S. Government Series                  867,216      285,257
   Salomon Bothers Strategic Bond Opportunities
    Series                                               1,003,667      429,636
   VIP Equity-Income Portfolio                          50,932,583   36,386,679
   VIP Overseas Portfolio                               34,976,709   29,742,167
   VIP High Income Portfolio                             8,610,053    5,246,052
   VIP II Asset Manager Portfolio                        4,502,242    2,748,465

8. Net Investment Returns. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Fixed Premium ("Zenith Life") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.30%   (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %
Bond Income.............  11.91%    7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %
Money Market............   8.87%    7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.70%   (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %
Managed.................  18.67%    2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%
Growth and Income...........................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %
Overseas....................................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%
Asset Manager........................................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.84%   12.78%   25.19 %   47.27 %
Balanced......................................................................     13.75%   16.50%   15.77 %    8.73 %
International Magnum Equity...................................................      3.85%    6.30%   (1.64)%    6.90 %
Venture Value.................................................................     21.64%   25.40%   33.03 %   14.02 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Single Premium ("Zenith Life One") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.17%   (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %
Bond Income.............  11.79%    7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %
Money Market............   8.77%    7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.57%   (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %
Managed.................  18.55%    2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%
Growth and Income...........................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity Income...............................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %
Overseas....................................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%
Asset Manager........................................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.76%   12.66%   25.06 %   47.12 %
Balanced......................................................................     13.67%   16.39%   15.66 %    8.62 %
International Magnum Equity...................................................      3.79%    6.19%   (1.74)%    6.79 %
Venture Value.................................................................     21.56%   25.27%   32.90 %   13.90 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") and Limited Payment ("Zenith Life Executive 65") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.98%   (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %
Bond Income.............  11.63%    7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %
Money Market............   8.60%    7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.37%   (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %
Managed.................  18.37%    2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%
Growth and Income...........................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %
Overseas....................................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%
Asset Manager........................................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.64%   12.49%   24.88 %   46.90 %
Balanced......................................................................     13.56%   16.21%   15.48 %    8.46 %
International Magnum Equity...................................................      3.68%    6.03%   (1.89)%    6.63 %
Venture Value.................................................................     21.44%   25.08%   32.70 %   13.73 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Survivorship ("Zenith Survivorship Life") Policies

                                                Net Investment Return of the Sub-Accounts*
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.59%   (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %
Bond Income.............  11.29%    7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %
Money Market............   8.28%    7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  28.99%   (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %
Managed.................  18.02%    2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%
Growth and Income...........................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %
Overseas....................................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%
Asset Manager........................................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.39%   12.15%   24.50 %   46.46 %
Balanced......................................................................     13.33%   15.86%   15.14 %    8.13 %
International Magnum Equity...................................................      3.48%    5.71%   (2.18)%    6.31 %
Venture Value.................................................................     21.20%   24.71%   32.30 %   13.39 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Flexible Life") Policies


                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  31.88%   (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %
Bond Income.............  11.46%    7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %
Money Market............   8.44%    7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.18%   (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %
Managed.................  18.20%    2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%
Growth and Income...........................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %
Overseas....................................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%
Asset Manager........................................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.51%   12.32%   24.69 %   46.68 %
Balanced......................................................................     13.44%   16.03%   15.31 %    8.29 %
International Magnum Equity...................................................      3.58%    5.87%   (2.04)%    6.47 %
Venture Value.................................................................     21.32%   24.89%   32.50 %   13.56 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Executive Advantage Plus") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ----------------------------------------------------------------------------------------------
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.76 %   (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %
Bond Income.............  12.30 %    8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25 %    8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  30.15 %   (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08 %    3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Midcap Value................................................     14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................     14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Equity-Income...............................................      9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %
Overseas....................................................     14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %
                                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
Small Cap............................................................     (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                         8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
High Income..........................................................      (.37)%   20.79%   13.75%   17.67 %   (4.33)%
Asset Manager........................................................     (4.65)%   17.68%   14.31%   20.65 %   15.05 %
                                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                        12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                        -------- -------- --------  --------
Equity Growth.................................................................      25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................      14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................       4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................      21.92%   25.84%   33.50 %   14.41 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Modified Single Premium ("American Gateway") Policies

                                                 Net Investment Return of the Sub-Accounts
                         --------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Bond Income.............  12.30%    8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25%    8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Stock Index.............  30.15%   (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08%    3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                              4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                   12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                   -------- --------  -------- -------- --------  --------
Midcap Value................................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                       5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                            12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                            --------  -------- -------- --------  --------
Small Cap............................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                                 5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                      12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                      -------- -------- --------  --------
Equity Growth.................................................................    25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................    14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................     4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................    21.92%   25.84%   33.50 %   14.41 %
                                                                                          6/28/96- 1/1/97-   1/1/98-
Sub-Account                                                                               12/31/96 12/31/97  12/31/98
-----------                                                                               -------- --------  --------
U.S. Government........................................................................     4.55%    8.47 %    7.61 %
Strategic Bond Opportunities...........................................................     8.46%   11.07 %    2.04 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

New England Life Insurance Company

Independent Auditors' Report

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

February 16, 1999

New England Life Insurance Company

Consolidated Balance Sheets

December 31, 1998 and 1997 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                             1998       1997
                                                          ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value............ $  769,364 $  734,391
 Equity Securities.......................................     13,240      9,399
 Policy Loans............................................    135,800    104,783
 Real Estate.............................................          0      2,757
 Short-Term Investments..................................     52,285     27,944
 Other Invested Assets...................................     16,372     24,349
                                                          ---------- ----------
    Total Investments....................................    987,061    903,623
Cash and Cash Equivalents................................     43,598     74,148
Deferred Policy Acquisition Costs........................    710,961    565,769
Accrued Investment Income................................     21,802     18,712
Premiums and Other Receivables...........................    145,117     63,036
Other Assets.............................................    111,067     62,326
Separate Account Assets..................................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Assets......................................... $5,277,989 $3,675,839
                                                          ========== ==========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits................................... $  561,746 $  500,429
Policyholder Account Balances............................    210,242    150,648
Other Policyholder Funds.................................    169,090     98,143
Policyholder Dividends Payable...........................     17,774     14,719
Short and Long-Term Debt.................................     82,855     85,981
Income Taxes Payable:
 Current.................................................     10,984      9,102
 Deferred................................................     42,334     42,066
Due to Parent............................................        789    107,337
Other Liabilities........................................     78,721     45,647
Separate Account Liabilities.............................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Liabilities....................................  4,432,918  3,042,297
                                                          ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
Equity
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding........      2,500      2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.......          0          0
Contributed Capital......................................    647,273    447,273
Retained Earnings........................................    177,859    166,422
Accumulated Other Comprehensive Income...................     17,439     17,347
                                                          ---------- ----------
    Total Equity.........................................    845,071    633,542
                                                          ---------- ----------
Total Liabilities and Equity............................. $5,277,989 $3,675,839
                                                          ========== ==========

New England Life Insurance Company

Consolidated Statements of Income and Comprehensive Income

For the Years Ended December 31, 1998, 1997, and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                      1998     1997     1996
                                                    -------- -------- --------
REVENUES
Premiums........................................... $100,689 $ 63,616 $ 37,410
Universal Life and Investment-Type Product Policy
 Fees .............................................  173,766  145,157  101,756
Net Investment Income..............................   49,077   61,059   49,628
Investment Gains (Losses), Net.....................    5,610      890    8,822
Commissions, Fees and Other Income.................  192,411   28,302   44,930
                                                    -------- -------- --------
    Total Revenues.................................  521,553  299,024  242,546
                                                    -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................  149,687  100,180   65,520
Interest Credited to Policyholder Account Balances
 ..................................................    7,735    6,220    5,558
Policyholder Dividends.............................   22,989   21,325   14,830
Other Operating Costs and Expenses.................  316,659  144,342  143,886
                                                    -------- -------- --------
    Total Benefits and Other Deductions............  497,070  272,067  229,794
                                                    -------- -------- --------
Income From Operations Before Income Taxes.........   24,483   26,957   12,752
Income Taxes.......................................   13,046    4,988    3,051
                                                    -------- -------- --------
Net Income......................................... $ 11,437 $ 21,969 $  9,701
                                                    -------- -------- --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, $(299), $(16,588) and $24,212,
   Respectively)...................................       92   13,620  (22,629)
                                                    -------- -------- --------
Comprehensive Income (Loss)........................ $ 11,529 $ 35,589 $(12,928)
                                                    ======== ======== ========

New England Life Insurance Company

Consolidated Statements of Equity

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                     Capital             Accumulated
                                     Stock &                Other
                                   Contributed Retained Comprehensive
                                     Capital   Earnings    Income      Total
                                   ----------- -------- ------------- --------
Balances at December 31, 1995.....  $193,396   $134,752    $26,356    $354,504
Net Income........................                9,701                  9,701
Change in Net Unrealized
 Investment Gains (Losses)........                         (22,629)    (22,629)
Contributed Capital...............   208,846                           208,846
                                    --------   --------    -------    --------
Balances at December 31, 1996.....   402,242    144,453      3,727     550,422
Net Income........................               21,969                 21,969
Change in Net Unrealized
 Investment Gains (Losses)........                          13,620      13,620
Contributed Capital...............    47,531                            47,531
                                    --------   --------    -------    --------
Balances at December 31, 1997.....   449,773    166,422     17,347     633,542
Net Income........................               11,437                 11,437
Change in Net Unrealized
 Investment Gains (Losses)........                              92          92
Contributed Capital...............   200,000                           200,000
                                    --------   --------    -------    --------
Balances at December 31, 1998.....  $649,773   $177,859    $17,439    $845,071
                                    ========   ========    =======    ========

New England Life Insurance Company

Consolidated Statements of Cash Flows

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars in Thousands)
          See accompanying notes to consolidated financial statements.

                                                 1998       1997       1996
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities.........    164,566    178,003    276,420
 Held to Maturity Fixed Maturities...........          0          0     10,519
 Equity Securities...........................     39,333          0          0
 Mortgage Loans on Real Estate...............          0          0      2,210
 Other, Net..................................        721        128          0
 Purchases of:
 Available for Sale Fixed Maturities.........   (184,810)  (326,059)  (259,713)
 Equity Securities...........................    (80,066)         0          0
 Real Estate.................................     (3,644)         0       (480)
 Fixed Asset Property and Equipment..........     (1,459)      (101)    (3,786)
 Other Assets................................        (89)         0    (11,024)
 Net Change in Short-Term Investments........    (24,341)   128,616   (135,731)
 Net Change in Policy Loans..................    (31,017)   (28,520)   (18,052)
 Other, Net..................................      1,631        177         67
                                               ---------  ---------  ---------
Net Cash Used in Investing Activities........   (119,175)   (47,756)  (139,570)
                                               ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.......................    200,000     46,681    159,162
 Borrowed Money..............................     (8,670)    (3,181)         0
 Policyholder Account Balances:
 Deposits....................................    358,090    244,338    482,552
 Withdrawals.................................   (149,499)   (95,066)  (364,933)
 Financial Reinsurance Receivables...........          0      1,823    (37,519)
                                               ---------  ---------  ---------
Net Cash Provided by Financing Activities....    399,921    194,595    239,262
                                               ---------  ---------  ---------
Change in Cash and Cash Equivalents..........    (30,550)    25,001     14,018
Cash and Cash Equivalents, Beginning of Year.     74,148     49,147     35,129
                                               ---------  ---------  ---------
Cash and Cash Equivalents, End of Year.......  $  43,598  $  74,148  $  49,147
                                               =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid...............................  $   3,830  $   1,495  $   1,523
                                               =========  =========  =========
 Income Taxes Paid...........................  $  14,118  $   5,470  $   4,721
                                               =========  =========  =========
Net Income...................................  $  11,437  $  21,969  $   9,701
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
 Net.........................................   (145,787)  (140,578)   (68,626)
 Change in Accrued Investment Income.........     (3,090)    (4,999)       909
 Change in Premiums and Other Receivables....    (82,081)   (57,095)     4,370
 Gains from Sales of Investments, Net........     (5,610)      (890)    (8,822)
 Depreciation and Amortization Expenses......     13,137     10,085      3,118
 Interest Credited to Policyholder Account
  Balances...................................      7,735      6,220      5,558
 Universal Life and Investment-Type Product
  Policy Fee Income..........................   (173,766)  (145,157)  (101,756)
 Change in Future Policy Benefits............     61,317     35,540     18,202
 Change in Other Policyholder Funds..........     70,947      6,309       (283)
 Change in Policyholder Dividends Payable....      3,055      5,701      1,671
 Change in Income Taxes Payable..............      2,358      1,674     (6,634)
 Other, Net..................................    (70,948)   139,383     56,918
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               =========  =========  =========

New England Life Insurance Company

Notes to Consolidated Financial Statements

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. On April 30, 1998 the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquistion, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies, which are principally assumed from MetLife.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain series of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services. TNE Advisers, Inc. changed its name to New England Investment Management, Inc. in March 1999.

NL Holding Corporation (NL Holding), engages in Securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary, is a National Association of Securities Dealers
(NASD) registered broker/dealer.

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements as of and for the year ended December 31, 1996 have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which, it does not have a controlling interest, under the equity method of accounting.

Certain amounts in the prior years' financial statements have been reclassified to conform with the 1998 presentation.

Investments

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

Property and Equipment

Property, equipment and leasehold improvements which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $24,772, and $13,203 at December 31, 1998 and 1997, respectively. Related depreciation and amortization expense was $11,570, $10,085, and $3,118 for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred Policy Acquisition Costs

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Other Intangible Assets

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of insurance acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                             Years Ended
                                                            December 31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------- -------
   Net Balance, January 1............................. $     0  $     0 $     0
     Acquisitions.....................................  23,498        0       0
     Dispositions.....................................       0        0       0
     Amortization.....................................  (1,567)       0       0
                                                       -------  ------- -------
   Net Balance, December 31........................... $21,931  $     0 $     0
                                                       =======  ======= =======
   December 31
     Accumulated Amortization......................... $(1,567) $     0 $     0
                                                       =======  ======= =======

Acquisitions

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period for years ending December 31, 1998, 1999 and 2000, respectively. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

Pro forma Impact of Acquisition

                                                       Years Ended December 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

Future Policy Benefits and Policyholder Account Balances

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing such liabilities range from 4% to 4.5% for life insurance policies.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 7%.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Future policy benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.75% to 6.5%, less expense and mortality charges and withdrawals.

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to income include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to income include interest credited to policyholders.

Dividends to Policyholders

Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Participating Business

Participating business represented approximately 3.52% and 2.94% of the Company's life insurance in force, and 7.96% and 5.79% of the number of life insurance policies in force at December 31, 1998 and 1997, respectively. Participating policies represented approximately 6.15%, 6.22% and 0.74% of gross life insurance premiums, for the years ended December 31, 1998, 1997 and 1996, respectively.

Income Taxes

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Service Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

Separate Account Operations

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

Application of Accounting Pronouncements

In December 1997, the AICPA issued SOP No. 97-3 Accounting for Insurance and Other Enterprises for Insurance Related Assessments (SOP 97-3). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In March 1998, the AICPA issued SOP No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In April 1998, the AICPA issued Statement of Position 98-5, Reporting on the Costs of Start-Up Activities (SOP 98-5). SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 broadly defines start-up activities and provides examples to help entities determine what costs are and are not within the scope of this SOP. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In October 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position SOP 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk (SOP 98-7). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Effective January 1, 1998, the Company adopted SFAS No. 130 Reporting Comprehensive Income (SFAS 130). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial condition or results of operations.

Effective January 1, 1998, the Company adopted SFAS No. 131 Disclosures About Segments of an Enterprise and Related Information (SFAS 131). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial condition or results of operations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives designated as fair value hedges are required to be reported in income. Changes in the fair value of derivatives designated as cash flow hedges are required to be reported in other comprehensive income to the extent the hedge is effective, and until such time as the hedged cash flow is reported in income, whereupon any associated change in fair value of the derivative is also reported in income. Changes in the fair value of derivatives designated as cash flow hedges, to the extent it is ineffective, are reported in income. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is currently in the process of quantifying the impact of SFAS 133.

2. INVESTMENTS

Fixed Maturity and Equity Securities

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1998
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 27,260  $     91 $    47  $ 27,304
  Foreign governments....................    1,679         0       0     1,679
  Corporate..............................  644,636    43,036   5,139   682,533
  Mortgage-backed securities.............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
    Total Equity Securities.............. $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1997
Fixed Maturities:
  U.S. Treasury Securities and
   obligations of U.S. government
   corporations and agencies............. $ 12,105  $    101 $     0  $ 12,206
  Foreign governments....................    2,316        67       0     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282       0    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1998 1997
                                                                       ---- ----
   Net unrealized gains on investments................................ $  0 $281
   Unrealized gains (losses) on the maturity of forward contracts.....    0   14
                                                                       ---- ----
                                                                       $  0 $295
                                                                       ==== ====

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1998 are shown below.

                                                            Amortized Estimated
                                                              Cost    Fair Value
                                                            --------- ----------
   Due in one year or less................................. $ 24,215   $ 24,469
   Due after one year through five years...................   92,090     93,343
   Due after five years through ten years..................  179,470    191,671
   Due after ten years.....................................  377,800    402,033
                                                            --------   --------
     Subtotal..............................................  673,575    711,516
   Mortgage-backed securities..............................   55,027     57,848
                                                            --------   --------
     Total................................................. $728,602   $769,364
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Sales of fixed maturities and equity securities are as follows:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Fixed maturities classified as available-for-
    sale
     Proceeds.....................................  $159,749 $143,107 $275,008
     Gross realized gains.........................  $ 10,901 $    680 $ 19,109
     Gross realized losses........................  $      2 $  1,454 $  3,878
   Fixed maturities classified as held-to-maturity
     Proceeds.....................................  $      0 $      0 $  5,291
     Gross realized gains.........................  $      0 $      0 $    236
     Gross realized losses........................  $      0 $      0 $      0
   Equity Securities
     Proceeds.....................................  $      0 $      0 $      0
     Gross realized gains.........................  $      0 $      0 $      0
     Gross realized losses........................  $      0 $      0 $      0

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

Assets Held in Trust for the Benefit of Other Parties

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1998 the trust held $530,563 of bonds and short-term investments, and at December 31, 1997, the trust held $516,491 of bonds and short-term investments.

Statutory Deposits

The Company had assets on deposit with regulatory agencies of $6,245 and $7,020, at December 31, 1998 and 1997 respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................. $53,467  $50,348  $44,630
   Equity securities................................  (9,118)   4,915        0
   Mortgage loans on real estate....................       0        0      110
   Real estate......................................   4,149      815       55
   Policy loans.....................................   6,855    5,081    3,734
   Cash, cash equivalents and short-term
    Investments.....................................     861    4,160    3,656
   Other investment income..........................      76      591       38
                                                     -------  -------  -------
   Gross investment income..........................  56,290   65,910   52,223
   Investment expenses..............................  (7,213)  (4,851)  (2,595)
                                                     -------  -------  -------
   Net Investment income............................ $49,077  $61,059  $49,628
                                                     =======  =======  =======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Realized investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................  $10,899  $  (774) $15,467
   Equity securities...............................        0        0        0
   Other invested assets...........................       (7)   1,032      512
                                                     -------  -------  -------
       Subtotal....................................   10,892      258   15,979
   Amounts allocable to:
     Amortization of deferred policy acquisition
      costs........................................    5,282     (632)   7,157
                                                     -------  -------  -------
     Investment gains (losses), net................  $ 5,610  $   890  $ 8,822
                                                     =======  =======  =======

The changes in unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Year ended December 31
   Balance, beginning of year......................  $17,347  $ 3,727  $26,356
     Change in unrealized investment gains
      (losses).....................................      391   30,207  (46,850)
     Change in unrealized investment gains (losses)
      attributable to:
       Deferred policy acquisition cost allowances.     (595)  (9,446)  12,211
       Deferred income tax (expense) benefit.......      296   (7,141)  12,010
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

The components of unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed Maturities............................  $40,928  $41,706  $11,525
       Equity Securities...........................    1,191        0        0
       Other.......................................        0       22       (4)
                                                     -------  -------  -------
                                                      42,119   41,728   11,521
   Amounts of unrealized investment gains (losses)
    attributable to:
     Deferred policy acquisition cost allowances...  (15,798) (15,202)  (5,756)
     Deferred income tax (expense) benefit.........   (8,882)  (9,179)  (2,038)
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance recoverables, included in other assets, were outstanding with the following reinsurers:

                                                                 December 31,
                                                                ---------------
                                                                 1998    1997
                                                                ------- -------
   Paul Revere Life Insurance Company.......................... $10,795 $ 4,548
   Cologne Life Reinsurance Company............................   6,519   3,724
   Security Life of Denver Insurance Company...................   4,395   1,804
   American United Life Insurance Company......................   3,852   1,332
   Great West Life & Annuity Insurance Company.................   6,394   2,505
   Swiss Re Life & Health Limited..............................   2,422     908
   Other.......................................................  17,828   3,164
                                                                ------- -------
                                                                $52,205 $17,985
                                                                ======= =======

The effect of reinsurance on premiums earned is as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
   Direct premiums................................ $110,768  $ 30,975  $  2,682
   Reinsurance assumed............................   58,329    62,315    67,483
   Reinsurance ceded..............................  (68,408)  (29,674)  (32,755)
                                                   --------  --------  --------
   Net premiums earned............................ $100,689  $ 63,616  $ 37,410
                                                   ========  ========  ========

Reinsurance and ceded commissions payables, included in other liabilities, were $10,162 and $5,852, at December 31, 1998 and 1997, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                  Years ended December 31,
                                                  ----------------------------
                                                    1998      1997     1996
                                                  ---------  -------- --------
   Balance at January 1.......................... $     809  $     0  $    0
     Reinsurance recoverables....................      (647)       0       0
                                                  ---------  -------  ------
   Net balance at January 1......................       162        0       0
                                                  ---------  -------  ------
   Incurred related to:
     Current year................................       303      173       0
     Prior years.................................       (57)     (11)      0
                                                  ---------  -------  ------
                                                        246      162       0
                                                  ---------  -------  ------
   Paid related to:
     Current year................................         2        0       0
     Prior years.................................        18        0       0
                                                  ---------  -------  ------
                                                         20        0       0
                                                  ---------  -------  ------
   Balance at December 31........................       388      162       0
     Add: Reinsurance recoverables...............     1,565      647       0
                                                  ---------  -------  ------
   Balance at December 31........................ $   1,953  $   809  $    0
                                                  =========  =======  ======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       Current Deferred   Total
                                                       ------- --------  -------
   1998
   Federal............................................ $13,734 $  (788)  $12,946
   State and Local....................................       0     100       100
                                                       ------- -------   -------
     Total............................................ $13,734 $  (688)  $13,046
                                                       ======= =======   =======
   1997...............................................
   Federal............................................ $ 8,473 $(3,772)  $ 4,701
   State and Local....................................     316     (29)      287
                                                       ------- -------   -------
     Total............................................ $ 8,789 $(3,801)  $ 4,988
                                                       ======= =======   =======
   1996
   Federal............................................ $ 5,333 $(1,531)  $ 3,802
   State and Local....................................       0    (751)     (751)
                                                       ------- -------   -------
     Total............................................ $ 5,333 $(2,282)  $ 3,051
                                                       ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Income before taxes.............................. $24,483  $26,957  $12,752
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   8,569    9,435    4,463
   Tax effect of:
     Change in valuation allowance..................       0        0  (13,948)
     NOL benefit write-off..........................       0        0   13,012
     Tax exempt investment income...................    (100)       0        0
     Tax Credits....................................    (100)       0        0
     State and local income taxes...................     100   (1,013)    (488)
     Other, net.....................................   4,577   (3,434)      12
                                                     -------  -------  -------
   Income Tax Expense............................... $13,046  $ 4,988  $ 3,051
                                                     =======  =======  =======

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1998       1997
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $ 177,017  $  63,723
     Other, net..........................................    15,453     81,988
                                                          ---------  ---------
       Total gross assets................................   192,470    145,711
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (1,068)    (2,456)
     Deferred policy acquisition costs...................  (208,881)  (168,270)
     Unrealized investment gains, net....................    (8,882)    (9,179)
     Other, net..........................................   (15,973)    (7,872)
                                                          ---------  ---------
       Total gross liabilities...........................  (234,804)  (187,777)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,334) $ (42,066)
                                                          =========  =========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                    1998      1997      1996
                                                  --------  --------  --------
   Policyholder liabilities...................... $(49,251) $(23,759) $(17,818)
   Net operating loss carryforward...............        0    12,548       464
   Investments...................................   (1,388)    1,319         0
   Deferred policy acquisition costs.............   40,611    33,621    21,828
   Other, net....................................    9,340   (27,530)   (6,756)
                                                  --------  --------  --------
     Total....................................... $   (688) $ (3,801) $ (2,282)
                                                  ========  ========  ========

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                         Pension Benefits     Other Benefits
                                         ------------------  ------------------
                                                    December 31,
                                         --------------------------------------
                                           1998      1997      1998      1997
                                         --------  --------  --------  --------
   Change in projected benefit
    obligation
   Projected benefit obligation at
    beginning of year..................  $210,590  $177,125  $ 46,591  $ 49,654
   Service cost........................     6,927     5,310       942       885
   Interest cost.......................    15,878    13,958     3,267     3,707
   Actuarial gain......................    14,831    15,926     1,256    (3,972)
   Divestitures........................         0         0         0         0
   Curtailments........................         0         0         0         0
   Terminations........................         0         0         0         0
   Change in benefits..................    11,935     5,755       (10)        0
   Benefits paid.......................    (7,674)   (7,484)   (3,059)   (3,683)
                                         --------  --------  --------  --------
   Projected benefit obligation at end
    of year............................  $252,487  $210,590  $ 48,987  $ 46,591
                                         --------  --------  --------  --------
   Change in plan assets
   Contract value of plan assets at
    beginning of year..................  $150,820  $130,995  $      0  $      0
   Actual return on plan assets........    28,309    22,250         0         0
   Employer contribution...............    12,997     5,059         0         0
   Benefits paid.......................    (7,323)   (7,484)        0         0
                                         --------  --------  --------  --------
   Contract value of plan assets at end
    of year............................  $184,803  $150,820  $      0  $      0
                                         --------  --------  --------  --------
   Over/(Under) funded.................  $(67,684) $(59,770) $(48,987) $(46,591)
   Unrecognized net asset at
    transition.........................    (1,674)   (2,844)        0         0
   Unrecognized net actuarial gains....    34,350    35,889   (17,787)  (18,872)
   Unrecognized prior service cost.....    16,854     5,832        (9)        0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $(66,783) $(65,463)
                                         ========  ========  ========  ========
   Qualified plan prepaid pension cost.  $ (2,164) $ (7,205) $      0  $      0
   Non-qualified plan accrued pension
    cost...............................   (15,990)  (13,688)        0         0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $      0  $      0
                                         ========  ========  ========  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                Non-Qualified
                           Qualified Plan           Plan                Total
                          ------------------  ------------------  ------------------
                            1998      1997      1998      1997      1998      1997
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $226,717  $193,652  $ 25,770  $ 16,938  $252,487  $210,590
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   184,803   150,820         0         0   184,803   150,820
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(41,914) $(42,832) $(25,770) $(16,938) $(67,684) $(59,770)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                    Other
                                              Pension Benefits    Benefits
                                              ------------------  ----------
                                                1998      1997    1998  1997
                                              --------  --------  ----  ----
   Weighted average assumptions as of
    December 31,
   Discount rate.............................     7.25%     7.75% 7.00% 7.75%
   Expected return on plan assets............     8.50%     8.75%   --    --
   Rate of compensation increase.............     4.50%     5.00%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.40% in 1998, gradually decreasing to 5.00% over five years and generally 7.80% in 1997, gradually decreasing to 5.00% over eight years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One %    One %
                                                              Increase Decrease
                                                              -------- --------
   Effect on total of service and interest cost components...  14.50%   12.70%
   Effect on accumulated postretirement benefit obligation...  12.80%   11.30%

The components of periodic benefit costs were as follows:

                                 Pension Benefits            Other Benefits
                            ----------------------------  ---------------------
                              1998      1997      1996     1998   1997    1996
                            --------  --------  --------  ------ ------  ------
   Components of periodic
    benefit cost
   Service cost............ $  6,927  $  5,310  $  5,761  $  942 $  885  $  876
   Interest cost...........   15,878    13,958    12,489   3,267  3,707   3,183
   Expected return on plan
    assets.................  (12,866)  (22,250)  (15,468)      0      0       0
   Net amortization and
    deferrals..............      669    11,092     6,009     167   (871) (1,155)
                            --------  --------  --------  ------ ------  ------
   Net periodic benefit
    cost................... $ 10,608  $  8,110  $  8,791  $4,376 $3,721  $2,904
                            ========  ========  ========  ====== ======  ======

Savings and Investment Plans

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,252, $1,588 and $3,386 for the years ended December 31, 1998, 1997 and 1996, respectively.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  Rental Sub-rental Gross Rental
                                                  Income   Income     Expense
                                                  ------ ---------- ------------
   1999..........................................  $52    $ 4,066     $ 14,851
   2000..........................................   31      7,845       14,805
   2001..........................................    0      7,854       13,221
   2002..........................................    0      7,864       12,336
   2003..........................................    0      8,026       12,023
   Thereafter....................................    0     34,525      114,855
                                                   ---    -------     --------
     Total.......................................  $83    $70,180     $182,091
                                                   ===    =======     ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The interest rate applied was 6.4%, 5.8% and 5.7% at December 31, 1998, 1997 and 1996, respectively. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years or less. The carrying value of the loan approximates its fair value of $13,295. Repayments of principal and interest of $8,612, $3,155 and $0 were made during 1998, 1997 and 1996, respectively. The Company repaid the entire outstanding balance of the loan in January 1999.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $69,560, repayments of $0, $0 and $0 were made during 1998, 1997 and 1996, respectively.

9. CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $202, $42, and $42 in 1998, 1997, and 1996, respectively, of which $202, $33, and $27 were to be credited against premium taxes.

The Company has no contingent liabilities that would materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings that are beyond the ordinary course of business that could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   Years Ended December 31,
                                                 ------------------------------
                                                   1998       1997       1996
                                                 ---------  ---------  --------
   Compensation................................. $  86,822  $  58,754  $ 36,172
   Commissions..................................   166,218     77,351    51,617
   Interest and debt expense....................     9,374      6,750     6,261
   Amortization of policy acquisition costs.....    31,994     17,723    22,233
   Capitalization of policy acquisition costs...  (183,064)  (157,670)  (98,016)
   Rent expense, net of sub-lease income........     4,252      4,473     3,060
   Other........................................   201,063    136,961   122,559
                                                 ---------  ---------  --------
     Total...................................... $ 316,659  $ 144,342  $143,886
                                                 =========  =========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments are as follows:

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December 31, 1998:
   Assets
   Fixed Maturities......................................... $769,364  $769,364
   Equity Securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   Liabilities
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................    7,832     7,832
   Short and long-term debt.................................   82,855    82,855

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December  31, 1997:
   Assets
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   Liabilities
   Policyholder account balances............................   13,356    12,593
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

Policy Loans

Policy loans are stated at unpaid principal balances, which approximates fair value.

Cash and Cash Equivalents and Short-term Investments

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

Policyholder Account Balances

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

Short-term and Long-term Debt

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory surplus............................. $ 456,525  $ 307,290  $ 355,853
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (336,821)  (279,510)  (195,273)
  Deferred policy acquisition costs...........   710,961    565,769    434,637
  Deferred Federal Income taxes...............   (42,334)   (42,066)   (40,185)
  Valuation of investments....................    53,514     56,873     11,503
  Statutory asset valuation reserves..........    10,636      8,388      3,335
  Statutory interest maintenance reserve......       816        571        306
  Surplus notes...............................   (69,560)   (64,016)   (58,911)
  Receivables from reinsurance transactions...    26,004     27,519     26,030
  Other, net..................................    35,330     52,724     13,127
                                               ---------  ---------  ---------
GAAP Equity................................... $ 845,071  $ 633,542  $ 550,422
                                               =========  =========  =========
                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory net income (loss)................... $ (28,043) $ (37,358) $ (46,021)
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (196,754)  (311,588)   (41,174)
  Deferred policy acquisition costs...........   135,788    139,947     68,626
  Deferred Federal Income taxes...............       688      3,801      2,282
  Valuation of investments....................   (13,490)         0          0
  Statutory interest maintenance reserve......       245        342        231
  Other, net..................................   113,003    226,825     25,757
                                               ---------  ---------  ---------
Net GAAP Income............................... $  11,437  $  21,969  $   9,701
                                               =========  =========  =========

The Company is currently undergoing an examination by the Massachusetts Department of Insurance. The Company believes that there will be no material audit adjustments for the periods under examination.

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under an Administrative Services Agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger of NEMLICO and MetLife, the Company entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $193,641, $186,757 and $88,043 including accruals for administrative services on NEMLICO administered contracts for 1998, 1997, and for the period of September 1, 1996 through December 31, 1996, respectively. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In addition, $14,123 and $600 for 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. Under these agreements the Company paid $6,166 in 1998.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340, $2,340 and $780 in 1998, 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 that included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $69,560 and $64,016 at December 31, 1998 and 1997, respectively.

Pursuant to certain Reinsurance Agreements, the Company cedes a portion of premiums on certain variable life, traditional life and universal life policies to Omega Reinsurance Corporation. Reinsurance premiums paid by the Company to Omega were $11,539, $10,372 and $5,009 for 1998, 1997 and 1996, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $3,258,383 and $1,988,225 at December 31, 1998 and 1997, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $30,714, $12,642 and $6,464 in 1998, 1997 and 1996, respectively.

15. YEAR 2000

The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant cost associated with additional mainframe capacity necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $51,000, (unaudited) of which approximately $41,300 has been incurred through December 31, 1998.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, group medical, and group disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 December 31, 1998
                          -------------------------------------------------------------------
                                                                       Corporate
                          Individual  Individual  Group      Group        and
                             Life      Annuity   Pension   Life, A&H  Subsidiaries   Total
                          ----------  ---------- --------  ---------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394     $ 30,114   $  100,689
Universal Life and
 Investment-Type
 Product Policy Fees....     161,936      9,332     2,788      (290)           0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651       73,079       49,077
Investment Gains,
 (Losses) Net...........        (182)        (7)       (4)       17        5,786        5,610
Commissions, Fees, and
 Other Income...........       9,408      6,042     1,118    20,430      155,413      192,411
                          ----------   --------  --------  --------     --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202      264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561       46,600      149,687
Interest Credited to
 Policyholder
 Account Balances.......       6,337      1,264        83         0           51        7,735
Policyholder Dividends..       1,135          4         0         3       21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731      179,703      316,659
                          ----------   --------  --------  --------     --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295      248,201      497,070
Income from Operations
 Before
 Income Taxes...........       1,934     (5,889)     (660)   12,907       16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986          (83)      13,046
                          ----------   --------  --------  --------     --------   ----------
  Net Income............  $   (8,034)  $ (5,487) $   (237) $  8,921     $ 16,274   $   11,437
                          ==========   ========  ========  ========     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     616,959     42,524     2,359     2,511       46,608      710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716            0    3,258,383
Policyholder
 Liabilities............     380,586     38,912       768    19,233      501,579      941,078
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716            0    3,258,383

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1997
                          -----------------------------------------------------------------
                                                                     Corporate
                          Individual Individual  Group      Group       and
                             Life     Annuity   Pension   Life, A&H Subsidiaries   Total
                          ---------- ---------- --------  --------- ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0   $ 3,743    $ 32,642   $   63,616
Universal Life and
 Investment-Type
 Product Policy Fees....     139,235     4,732       486       704           0      145,157
Net Investment Income...      31,905      (270)      (20)     (118)     29,562       61,059
Investment Gains,
 (Losses) Net...........         523         0         0         0         367          890
Commissions, Fees, and
 Other Income...........       9,542     3,253       266     4,383      10,858       28,302
                          ----------  --------  --------   -------    --------   ----------
Total Revenue...........     208,405     7,746       732     8,712      73,429      299,024
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0     3,827      21,912      100,180
Interest Credited to
 Policyholder
 Account Balances.......       5,371       664       149         0          36        6,220
Policyholder Dividends..         507         1         0         0      20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092     6,745      26,064      144,342
                          ----------  --------  --------   -------    --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241    10,572      68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)   (1,860)      4,600       26,957
Income Taxes............       2,701    (1,203)     (504)     (447)      4,441        4,988
                          ----------  --------  --------   -------    --------   ----------
  Net Income............  $   30,152  $ (5,924) $ (1,005)  $(1,413)   $    159   $   21,969
                          ==========  ========  ========   =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     498,208    24,226     1,347       877      41,111      565,769
Separate Account Assets.   1,426,347   450,441   111,437         0           0    1,988,225
Policyholder
 Liabilities............     258,880    20,476       197     6,398     463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437         0           0    1,988,225

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1996
                          ----------------------------------------------------------------
                                                                    Corporate
                          Individual Individual  Group     Group       and
                             Life     Annuity   Pension  Life, A&H Subsidiaries   Total
                          ---------- ---------- -------  --------- ------------ ----------
REVENUES
Premiums................   $  1,729   $      0  $    0    $    56    $ 35,625   $   37,410
Universal Life and
 Investment-Type
 Product Policy Fees....    101,153        603       0          0           0      101,756
Net Investment Income...     23,667       (105)     (2)        (6)     26,074       49,628
Investment Gains,
 (Losses) Net...........        396          0       0          0       8,426        8,822
Commissions, Fees and
 Other Income...........      8,340         45     290        363      35,892       44,930
                           --------   --------  ------    -------    --------   ----------
  Total Revenues........    135,285        543     288        413     106,017      242,546
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     25,595        654       0        176      39,095       65,520
Interest Credited to
 Policyholder
 Account Balances.......      5,345        167       0          0          46        5,558
Policyholder Dividends..         13          0       0          0      14,817       14,830
Other Operating Costs
 and Expenses...........     81,559     13,499      71      1,798      46,959      143,886
                           --------   --------  ------    -------    --------   ----------
  Total Benefits and
   Other Deductions.....    112,512     14,320      71      1,974     100,917      229,794
Income from Operations
 Before Income Taxes....     22,773    (13,777)    217     (1,561)      5,100       12,752
Income Taxes............     (2,772)       723       0          0       5,100        3,051
                           --------   --------  ------    -------    --------   ----------
  Net Income............   $ 25,545   $(14,500) $  217    $(1,561)   $      0   $    9,701
                           ========   ========  ======    =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......    378,397     11,883     147          0      44,209      434,636
Separate Account Assets.    999,130    201,180   6,649          0           0    1,206,959
Policyholder
 Liabilities............    181,484      6,657       0        529     459,884      648,554
Separate Account
 Liabilities............    999,130    201,180   6,649          0           0    1,206,959

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                                Boston, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Survivorship Life Prospectus dated April 30, 1999. This Variable Life Policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)

                                    Part II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(vsl)

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable survivorship life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectuses consisting of 267 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:

         H. James Wilson, Esq. (see Exhibit 3(i) below)
         Rodney J. Chandler, F.S.A., M.A.A.A.
              (see Exhibit 3(ii) below)
         Sutherland, Asbill & Brennan LLP
              (see Exhibit 6 below)
         Independent Auditor (see Exhibit 11 below)

     The following exhibits:

     1.A. (1)        January 31, 1983 resolution of the Board of Directors
                       of NEVLICO *
          (2)        None
          (3)(a)     Distribution Agreement between NEVLICO and NELESCO **
             (b)(i)  Form of Contract between NELICO and its
                     General Agents *

                (ii) Form of contract between NELICO and its Agents **
             (c)     Commission Schedule for Policies ***
             (d)     Form of contract among NES, NELICO and other broker
                       dealers ####
          (4)        None
          (5)(a)     Specimen of Policy, including Applications *
             (b)     Riders to Policy *
             (c)     Split- Option Rider ***
             (d)     Extended Maturity Rider ***
          (6)(a)     Amended and restated Articles of Organization of
                       NELICO ###
             (b)     Amended and restated By-Laws of NELICO ####
             (c)     Amendments to the Amended and restated Articles of
                       Organization +++
          (7)        None
          (8)        None
          (9)        None
     2.              See Exhibit 3(i)
     3.(i)           Opinion and Consent of H. James Wilson, Esquire *
       (ii)          Opinion and Consent of Rodney J. Chandler,  F.S.A.,
                       M.A.A.A.
     4.              None
     5.              Inapplicable
     6.              Consent of Sutherland Asbill & Brennan LLP
     7.(i)           Powers of Attorney ###
       (ii)          Power of Attorney for James M. Benson, Robert H. Benmosche
                       and Catherine A. Rein +
       (iii)         Power of Attorney for David Y. Rogers and Richard
                       Robinson++
     8.              Notice of Withdrawal Right for Policies *
     9.              Inapplicable
    10.              Computation of basis for exchange right pursuant to
                       Rule 6e-3(T) (b) (13) (v) under the Investment Company Act of 1940 *
    11.              Consent of Independent Auditors
    12.              Schedule for computation of performance quotations **
    13.(i)           Consolidated memorandum describing certain procedures,
                       filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) **
       (ii)          Addendum to Consolidated memorandum describing certain
                       procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii) ##
       (iii)         Second Addendum to Consolidated Memorandum ++++

    14.(i)           Participation Agreement among Variable Insurance Products
                       Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company **
       (ii)          Amendment No. 1 to Participation Agreement among Variable
                       Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
       (iii)         Participation Agreement among Variable Insurance Products
                       Fund II, Fidelity Distributors Corporation and
                       New England Variable Life Insurance Company #
-----------
# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 26, 1996.

### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

#### Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

* Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

*** Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 30, 1998.

+ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

+++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No.10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 1999.

                                     New England Variable Life Separate Account
                                           (Registrant)


                                     By: New England Life Insurance Company
                                           (Depositor)


                                     By: /s/ H. James Wilson
                                         -------------------
                                         H. James Wilson
                                         Executive Vice President and
                                         General Counsel

Attest:


/s/ Marie C. Swift
------------------
 Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 1999.


                               New England Life Insurance Company
(Seal)


Attest:  /s/ Marie C. Swift    By:   /s/ H. James Wilson
         ------------------          -------------------
         Marie C. Swift              H. James Wilson
                                     Executive Vice President and
                                     General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 1999.



        *                                      Chairman, President and
-----------------------                        Chief Executive Officer
James M. Benson


        *                                            Director
-----------------------
Robert H. Benmosche

        *                                            Director
-----------------------
Susan C. Crampton

        *                                            Director
-----------------------
Edward A. Fox

        *                                            Director
-----------------------
George J. Goodman

        *                                            Director
-----------------------
Evelyn E. Handler

        *                                            Director
-----------------------
Philip K. Howard, Esq.

        *                                            Director
-----------------------
Bernard A. Leventhal

        *                                            Director
-----------------------
Thomas J. May

        *                                            Director
-----------------------
Stewart G. Nagler

        *                                            Director
-----------------------
Catherine A. Rein

        *                                    Second Vice President and
-----------------------                      Chief Accounting Officer
Richard A. Robinson

        *                                  Executive Vice President and
-----------------------                       Chief Financial Officer
David Y. Rogers

        *                                            Director
-----------------------
Rand N. Stowell

          *                                          Director
-----------------------
Alexander B. Trowbridge


                                        By: /s/ Anne M. Goggin
                                            -------------------
                                            Anne M. Goggin, Esq.
                                            Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998, and Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999.

                                 EXHIBIT LIST


                                                     Sequentially
Exhibit Number       Title                           Numbered Page*
--------------       -----                           --------------




  3. (ii)    Opinion and Consent of Rodney J.
              Chandler, F.S.A., M.A.A.A.

  6.         Consent of Sutherland, Asbill &
              Brennan LLP

  11.        Consent of the Independent Auditors

_________
*  Page numbers inserted on manually-signed copy only.